UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CLEVELAND-CLIFFS INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO OUR SHAREHOLDERS

March 14, 2022
Dear Fellow Cleveland-Cliffs Shareholders:
I am proud to report our 2021 results. As our financial reports indicate, we achieved all time annual records in revenues, net income, Adjusted EBITDA and free cash flow. More than that, we went from $2 billion in revenues in 2019 to $20.4 billion in revenues in 2021, and $525 million in Adjusted EBITDA in 2019 to $5.3 billion in Adjusted EBITDA in 2021. Very few companies in any business -- let alone companies in the steel business -- can report the growth we have had during the last couple years.
The steel industry consolidation that we led in 2020 allowed for the market conditions that generated these remarkable results. The cash we generated was reinvested in our business, as we de-levered our balance sheet, and reduced our diluted share count by 10%. On top of that, we also used the cash we generated to pay for the acquisition of Ferrous Processing and Trading Company (FPT), the leading prime scrap processor in North America. FPT is key to the execution of our strategy as it relates to the environment.
Talking about the environment, we continue to lower our usage of coke by increasing the utilization of hot briquetted iron (HBI) as a significant part of the burden in our blast furnaces. Our flagship Direct Reduction plant in Toledo is producing HBI that is now being exclusively used in-house within our blast furnaces. This plant was originally designed and built with the possibility of using up to 70% of hydrogen in the mix as reductant gas, and now we are moving ahead with plans to implement the usage of hydrogen in 2022.
Looking ahead, our massive presence as a supplier to the automotive industry is the key differentiator for us compared to other steelmakers. FPT has allowed us to reclaim back from our automotive clients, and from customers in other sectors as well, the scrap that is generated as the clients utilize our steel. As the biggest supplier of automotive OEMs in the United States, the vast majority of the steel used in making cars in the United States is coming from Cleveland-Cliffs. With FPT, we are now able to execute a closed-loop steel recycling strategy with our automotive clients. With that, we are actually helping these clients to effectively execute on their own environmental strategy.
As we look back on 2021, we could not have accomplished so much without the hard work and commitment of our 26,000 employees, approximately 20,000 represented by the USW, the UAW, the Machinists, and other unions. We appreciate the work of each one of our employees and the unions representing them.
We believe in manufacturing in the United States and in good paying middle class jobs. As a shareholder of Cleveland-Cliffs, I believe you do, too. On behalf of our employees, thank you for that.
Sincerely,
Lourenco Goncalves
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 27, 2022
11:30 a.m. EDT
Online at www.virtualshareholdermeeting.com/CLF2022
To the Shareholders of Cleveland-Cliffs Inc.:
The 2022 Annual Meeting of Shareholders of Cleveland-Cliffs Inc. will be held in a virtual meeting format via live audio webcast on the Internet at www.virtualshareholdermeeting.com/CLF2022, at 11:30 a.m., EDT, on Wednesday, April 27, 2022 for the following purposes:
1.To elect as directors the ten candidates nominated by the Board of Directors to act until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;
2.To approve, on an advisory basis, our named executive officers' compensation;
3.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to serve for the 2022 fiscal year; and
4.To transact such other business, if any, as may properly come before the 2022 Annual Meeting or any adjournment thereof.
In order to vote on the matters brought before the 2022 Annual Meeting, you may vote via the Internet, vote by telephone, complete and mail the proxy card, or vote online during the 2022 Annual Meeting, as explained on the proxy card. To participate in the 2022 Annual Meeting at www.virtualshareholdermeeting.com/CLF2022, you must enter the 16-digit control number found on your proxy card or your voting instruction form. You do not need to attend the virtual meeting in order to vote your shares.
Holders of record of our common shares at the close of business on February 28, 2022 are entitled to notice of, and to vote at, the 2022 Annual Meeting or any adjournments thereof.
By Order of the Board of Directors,
James D. Graham
Executive Vice President, Chief Legal Officer & Secretary
March 14, 2022
Cleveland, Ohio

YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY INTERNET, BY TELEPHONE, BY MAILING THE ENCLOSED PROXY CARD, OR BY VOTING ONLINE DURING THE 2022 ANNUAL MEETING.
The proxy statement and Cliffs’ 2021 Annual Report for the 2021 fiscal year are available at www.proxyvote.com. These materials also are available on Cliffs’ website at www.clevelandcliffs.com under "Investors." If your shares are not registered in your own name, please follow the voting instructions from your bank, broker, nominee or other shareholder of record to vote your shares.

PROXY STATEMENT TABLE OF CONTENTS

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information. Throughout this proxy statement, Cleveland-Cliffs Inc. is referred to as "Cleveland-Cliffs," "Cliffs," "the Company," "we," "us," "our" and similar expressions.

2022 ANNUAL MEETING OF SHAREHOLDERS	(PAGE 6)

DATE AND TIME:	Wednesday, April 27, 2022, at 11:30 a.m. EDT
PLACE:	Online at www.virtualshareholdermeeting.com/CLF2022
RECORD DATE:	February 28, 2022
VOTING:
Shareholders of record are entitled to vote by Internet at www.proxyvote.com; by telephone at 1-800-690-6903; by completing and returning the enclosed proxy card by mail; or by voting online during the 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting") at www.virtualshareholdermeeting.com/CLF2022 (beneficial holders must obtain a legal proxy from their broker, banker, nominee or other shareholder of record granting the right to vote).

PROXY MATERIALS:	This proxy statement, the accompanying proxy card and our 2021 Annual Report will be made available on or about March 14, 2022 to shareholders of record as of February 28, 2022 (the "Record Date").

ATTENDANCE AND PARTICIPATION AT THE 2022 ANNUAL MEETING

Our virtual 2022 Annual Meeting will be conducted on the Internet via live audio webcast. Shareholders will be able to participate online and submit questions in advance of the 2022 Annual Meeting by visiting www.virtualshareholdermeeting.com/CLF2022, beginning at 11:00 a.m. EDT on April 27, 2022. Shareholders will be able to vote their shares electronically during the 2022 Annual Meeting.
To participate in the 2022 Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The 2022 Annual Meeting will begin promptly at 11:30 a.m. EDT. We encourage you to access the 2022 Annual Meeting prior to the start time. Online access will begin at 11:00 a.m. EDT. Guests may listen to a live audio webcast of the virtual 2022 Annual Meeting by visiting www.virtualshareholdermeeting.com/CLF2022, but guests are not entitled to participate.
The virtual 2022 Annual Meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the 2022 Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the 2022 Annual Meeting. To ensure your shares are properly represented, please vote your proxy promptly even if you plan to join the 2022 Annual Meeting.
QUESTIONS
Lourenco Goncalves, our Chairman, President and Chief Executive Officer, will be available to answer questions submitted by shareholders at the conclusion of the 2022 Annual Meeting. Shareholders may submit questions for the 2022 Annual Meeting after logging in, beginning at 11:00 a.m. EDT on April 27, 2022. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CLF2022, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the 2022 Annual Meeting. During the meeting, we will answer as many shareholder-submitted questions as time permits.
Additional information regarding the ability of shareholders to ask questions during the 2022 Annual Meeting, related rules of conduct and other materials for the 2022 Annual Meeting will be available at www.virtualshareholdermeeting.com/CLF2022.
TECHNICAL DIFFICULTIES
Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/CLF2022 beginning at 11:00 a.m. EDT on April 27, 2022 through the conclusion of the 2022 Annual Meeting.

2022 Proxy Statement	1

VOTING MATTERS		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (for more detail)

Proposal 1	Election of Directors	FOR ALL Director Nominees	19
Proposal 2	Approval, on an Advisory Basis, of Our Named Executive Officers' Compensation ("Say-on-Pay")	FOR	64
Proposal 3	Ratification of Independent Registered Public Accounting Firm	FOR	66

DIRECTOR NOMINEES RECOMMENDED BY THE BOARD				(PAGE 20)

NAME	AGE	DIRECTOR SINCE	POSITION	COMMITTEE MEMBERSHIPS (1)
Lourenco Goncalves	64	2014	Chairman of the Board, Chief Executive Officer and President	Strategy and Sustainability*
Douglas C. Taylor	57	2014	Lead Director	Compensation* Strategy and Sustainability
John T. Baldwin	65	2014	Director	Audit* Compensation
Robert P. Fisher, Jr.	67	2014	Director	Audit Governance
William K. Gerber	68	2020	Director	Audit
Susan M. Green	62	2007	Director	Governance
Ralph S. Michael, III	67	2020	Director	Compensation Governance*
Janet L. Miller	68	2019	Director	Governance
Gabriel Stoliar	67	2014	Director	Strategy and Sustainability
Arlene M. Yocum	64	2020	Director	Audit Strategy and Sustainability
* Denotes committee chair
(1)Full committee names are: Audit – Audit Committee; Compensation – Compensation and Organization Committee; Governance – Governance and Nominating Committee; and Strategy and Sustainability – Strategy and Sustainability Committee.

SHAREHOLDER ENGAGEMENT (summary)	(PAGE 29)

We maintain open and proactive communications with the investment community. During 2021 and early 2022, we reached out to our top 25 shareholders, representing approximately 45% of our outstanding common shares (approximately 73% of the votes cast at our 2021 annual meeting), to solicit their perspectives on our compensation program, company strategy and performance, corporate governance, sustainability and other topics. These discussions included our independent Lead Director when requested by major shareholders. The feedback received from our shareholder outreach efforts is shared with and considered by our Board of Directors ("Board"), and our engagement activities have generated valuable input that helps inform our decisions and strategy, when appropriate. See the section entitled "Shareholder Engagement" in the Compensation Discussion and Analysis ("CD&A") section for more details as to what we heard from our shareholders and how we responded to their feedback.

2022 Proxy Statement	2

EXECUTIVE COMPENSATION PHILOSOPHY AND CORE PRINCIPLES	(PAGE 34)

Our guiding executive compensation principles, as established by the Compensation Committee for 2021, were as follows:
1.Align short-term and long-term incentives with results delivered to shareholders;
2.Be transparent, ensure that executives and shareholders understand our executive compensation programs, including the objectives, mechanics, and compensation levels and opportunities provided;
3.Design an incentive plan that focuses on performance objectives tied to our business plan (including profitability-related and cost control objectives), relative performance objectives tied to market conditions (including relative total shareholder return, measured by share price appreciation plus dividends, if any) and performance against other key objectives tied to our business strategy (including safety);
4.Provide competitive fixed compensation elements over the short-term (base salary) and long-term (equity and retirement benefits) to encourage long-term retention of our key executives; and
5.Continue to structure programs as in prior years to align with corporate governance best practices (such as not providing "gross-ups" related to change in control payments, using "double-trigger" vesting in connection with a change in control for equity awards, using Share Ownership Guidelines and maintaining a clawback policy related to incentive compensation for our executive officers).

2021 EXECUTIVE COMPENSATION SUMMARY	(PAGE 53)

The numbers in the following table showing the 2021 compensation of our named executive officers (the "NEOs") were determined in the same manner as the numbers in the corresponding columns in the 2021 Summary Compensation Table (the "SCT") (provided later in this proxy statement); however, they do not include information regarding changes in pension value and non-qualified deferred compensation earnings and information regarding all other compensation, each as required to be presented in the SCT under the rules of the U.S. Securities and Exchange Commission (the "SEC"). As such, this table should not be viewed as a substitute for the SCT.

NAME	PRINCIPAL POSITION (AS OF 12/31/2021)	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	TOTAL ($)
Lourenco Goncalves	Chairman, President and Chief Executive Officer	1,938,000	3,876,000	7,060,185	—	10,760,320	23,634,505
Celso L. Goncalves Jr.	Executive Vice President, Chief Financial Officer	404,667	550,000	453,563	—	862,493	2,270,723
Keith A. Koci	Executive Vice President, President, Cleveland-Cliffs Services	590,667	780,000	1,021,860	—	1,645,636	4,038,163
Clifford T. Smith	Executive Vice President, President, Cleveland-Cliffs Steel	765,000	918,000	1,741,806	—	2,521,100	5,945,906
Terry G. Fedor	Executive Vice President, Operations, East	600,000	600,000	1,092,923	—	1,602,410	3,895,333
Maurice D. Harapiak	Executive Vice President, Human Resources & Chief Administration Officer	561,000	561,000	1,021,860	—	1,532,210	3,676,070

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	(PAGE 66)

As a matter of good corporate governance, we are asking our shareholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to risks and uncertainties relating to Cliffs’ operations and business environment that are difficult to predict and may be beyond our control. Such risks and uncertainties may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Part I., Item 1A., "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2021, and those described from time to time in our future reports filed with the SEC. Except to the extent required by law, Cliffs does not undertake to update the forward-looking statements included in this proxy statement to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.

2022 Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.    What proposals are to be presented at the 2022 Annual Meeting?
The purpose of the 2022 Annual Meeting is to: (1) elect the ten directors nominated by the Board in this proxy statement; (2) approve, on an advisory basis, our NEOs' compensation; (3) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to serve for the 2022 fiscal year; and (4) conduct such other business as may properly come before the 2022 Annual Meeting.
2.    What is the difference between a “shareholder of record” and a “beneficial owner"?
These terms describe the manner in which your shares are held. If your shares are registered directly in your name through Broadridge, our transfer agent, you are the registered holder, or “shareholder of record." If your shares are held through a bank, broker, nominee or other registered holder, you are considered the “beneficial owner” of those shares.
3.    How does the Board recommend that I vote?
The Board unanimously recommends that you vote:
•FOR ALL of the ten individuals nominated by the Board for election as directors;
•FOR the approval, on an advisory basis, of our NEOs' compensation; and
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to serve for the 2022 fiscal year.
4.    Who is entitled to vote at the 2022 Annual Meeting?
The record date for the 2022 Annual Meeting is February 28, 2022 (the "Record Date"). On the Record Date, we had outstanding 524,409,717 common shares, $0.125 par value per share. All common shareholders of record as of the Record Date are entitled to vote at the 2022 Annual Meeting. In this proxy statement, we refer to our common shares as our "shares" and the holders of such shares as our "shareholders."
5.    How do I vote?
You may vote using any of the following methods:
Shareholders of Record. If your shares are registered in your name, you may vote online during the virtual 2022 Annual Meeting at www.virtualshareholdermeeting.com/CLF2022 or you may vote by proxy. If you decide to vote by proxy, you may do so over the Internet, by telephone or by mail.
•Over the Internet. After reading the proxy materials and with your proxy card in front of you, you may use a computer to access the website www.proxyvote.com. You will be prompted to enter your control number from your proxy card. This number will identify you as a shareholder of record. Follow the simple instructions that will be given to you to record your vote.
•By telephone. After reading the proxy materials and with your proxy card in front of you, you may call the toll-free number appearing on the proxy card, using a touch-tone telephone. You will be prompted to enter your control number from your proxy card. This number will identify you as a shareholder of record. Follow the simple instructions that will be given to you to record your vote.
•By mail. If you received a paper copy of the proxy card by mail, after reading the proxy materials, you may mark, sign and date your proxy card and return it in the prepaid and addressed envelope provided.
The Internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to submit voting instructions and confirm that those instructions have been recorded properly.
Shares Held by Bank or Broker. If your shares are held by a bank, broker, nominee or other shareholder of record, that entity will provide you with separate voting instructions. All nominee share interests may view the proxy materials using the link www.proxyvote.com.
If your shares are held in the name of a brokerage firm, your shares may be voted even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is

2022 Proxy Statement	4

QUESTIONS & ANSWERS
referred to as a “broker non-vote.” The ratification of Deloitte & Touche LLP as our registered independent public accounting firm is considered a routine matter for which a brokerage firm that holds your shares may vote your shares without your instructions. The election of directors and the approval, on an advisory basis, of our NEOs' compensation are not considered routine matters, and, therefore, a brokerage firm that holds your shares may not vote your shares for such proposals without your instructions.
6.     What can I do if I change my mind after I vote?
You may revoke your proxy at any time before the polls are closed for voting at the 2022 Annual Meeting by (i) executing and submitting a revised proxy bearing a later date; (ii) providing a written revocation to the Secretary of Cliffs; or (iii) voting online during the virtual 2022 Annual Meeting at www.virtualshareholdermeeting.com/CLF2022. If you do not hold your shares directly, you should follow the instructions provided by your bank, broker, nominee or other shareholder of record to revoke your previously voted proxy.
7.     What vote is required to approve each proposal?
With respect to Proposal 1, the nominees receiving a plurality vote of the shares will be elected. However, under our majority voting policy (adopted by the Board), in an uncontested election, any director-nominee that is elected by a plurality vote but fails to receive a majority of votes cast (which excludes abstentions and broker non-votes) is expected to tender his or her resignation, which resignation will be considered by the Governance Committee and the Board.
With respect to Proposal 2, approval, on an advisory basis, of our NEOs' compensation requires the affirmative vote of a majority of the shares present, in person or represented by proxy, at the 2022 Annual Meeting and entitled to vote on the proposal.
With respect to Proposal 3, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the 2022 fiscal year will pass with the affirmative vote of a majority of the shares present, in person or represented by proxy, at the 2022 Annual Meeting and entitled to vote on the proposal.
8.    Can I attend the 2022 Annual Meeting in person?
The 2022 Annual Meeting will be held exclusively online, with no option to attend in person. If you plan to attend the 2022 Annual Meeting virtually, you will need to visit www.virtualshareholdermeeting.com/CLF2022 and use your 16-digit control number to log into the meeting. If you do not have a 16-digit control number, you may still attend the virtual 2022 Annual Meeting as a guest in listen-only mode. We encourage shareholders to log in to the website and access the webcast early, beginning approximately 30 minutes before the 11:30 a.m. start time. If you experience technical difficulties, please contact the technical support telephone number posted on www.virtualshareholdermeeting.com/CLF2022.

2022 Proxy Statement	5

MEETING INFORMATION

The accompanying proxy is solicited by the Board for use at the 2022 Annual Meeting and any adjournments or postponements thereof. This proxy statement, the accompanying proxy card, and our 2021 Annual Report will be made available on or about March 14, 2022 to our shareholders of record as of the Record Date.
PROXY MATERIALS
Notice of Internet Availability of Proxy Materials
In accordance with rules adopted by the SEC, we are using the Internet as our primary means of furnishing proxy materials to our shareholders. Accordingly, most shareholders will not receive paper copies of our proxy materials.
We will instead send our shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting electronically over the Internet or by telephone, also known as Notice and Access. The notice also provides information on how shareholders may request paper copies of our proxy materials. We believe electronic delivery of our proxy materials will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our shareholders can access these materials.
On or about March 14, 2022, we will mail to each shareholder of record as of the Record Date (other than those shareholders who previously had requested paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including this proxy statement and the 2021 Annual Report, on the Internet and how to access a proxy card to vote via the Internet or by telephone.
The close of business on February 28, 2022 has been fixed as the Record Date for the 2022 Annual Meeting, and only shareholders of record at that time will be entitled to vote.
The Notice of Internet Availability of Proxy Materials will contain a 16-digit control number that shareholders will need to access the proxy materials, to request paper or electronic copies of the proxy materials, and to vote their shares via the Internet or by telephone.
Householding
We are permitted to send a single copy of the Notice of Internet Availability of Proxy Materials or set of proxy materials (if paper delivery was previously requested) to shareholders who share the same last name and address. This procedure is called “householding” and is designed to reduce our printing and postage costs and reduce our environmental impact by printing fewer paper copies. If you are the beneficial owner, but not the record holder, of Cliffs shares, your bank, broker, nominee or other shareholder of record may only deliver one copy of the Notice of Internet Availability of Proxy Materials or set of proxy materials and, as applicable, any other proxy materials that are made available until such time as you or other shareholders sharing your address notify your nominee that you want to receive separate copies. Beneficial owners sharing an address who are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or sets of proxy materials and who wish to receive a single copy or set in the future will need to contact their bank, broker, nominee or other shareholder of record. A shareholder of record who wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials or set of proxy materials, or shareholders who share the same address that are currently receiving multiple copies of the Notice of Internet Availability of Proxy Materials or sets of proxy materials and who wish to receive a single copy or set, either now or in the future, may submit this request by writing to our Secretary at Cleveland-Cliffs Inc., 200 Public Square, Suite 3300, Cleveland, Ohio 44114, or by calling our Investor Relations department at (800) 214-0739, and it will be delivered promptly.
Proxy Solicitation
We will bear the cost of solicitation of proxies. We have engaged Okapi Partners LLC to assist in the solicitation of proxies for fees and disbursements not expected to exceed approximately $50,000 in the aggregate. In addition, employees and representatives of the Company may solicit proxies, and we will request that banks and brokers or other similar agents or fiduciaries transmit the proxy materials to beneficial owners for their voting instructions, and we will reimburse them for their expenses in so doing.
Voting Rights
Shareholders of record on the Record Date are entitled to vote at the 2022 Annual Meeting. On the Record Date, there were outstanding 524,409,717 common shares entitled to vote at the 2022 Annual Meeting. A majority of the common shares entitled to vote must be represented at the 2022 Annual Meeting, in person or by proxy, to constitute a quorum and to transact business. Each outstanding share is

2022 Proxy Statement	6

MEETING INFORMATION
entitled to one vote in connection with each item to be acted upon at the 2022 Annual Meeting. You may submit a proxy by electronic transmission via the Internet, by telephone or by mail, as explained on your proxy card.
Voting of Proxies
The common shares represented by properly authorized proxies will be voted as specified. It is intended that the shares represented by properly authorized proxies on which no specification has been made will be voted: (1) FOR ALL of the ten nominees for director named herein or such substitute nominees as the Board may designate; (2) FOR the approval, on an advisory basis, of our NEOs' compensation; (3) FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to serve for the 2022 fiscal year; and (4) at the discretion of the persons named as proxies on all other matters that may properly come before the 2022 Annual Meeting.
Cumulative Voting for Election of Directors
If notice in writing shall be given by any shareholder to the President, an Executive Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for the holding of the 2022 Annual Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the 2022 Annual Meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as such shareholder possesses at such election. Under cumulative voting, a shareholder may cast for any one nominee as many votes as shall equal the number of directors to be elected, multiplied by the number of such shareholder's shares. All such votes may be cast for a single nominee or may be distributed among any two or more nominees as such shareholder may desire. If cumulative voting is invoked, and unless contrary instructions are given by a shareholder who signs a proxy, all votes represented by such proxy will be cast in such manner and in accordance with the discretion of the person acting as proxy as will result in the election of as many of our Board’s nominees as is possible.
Counting Votes
The results of shareholder voting will be tabulated by the inspector of elections appointed for the 2022 Annual Meeting. We intend to treat properly authorized proxies as “present” for purposes of determining whether a quorum has been achieved at the 2022 Annual Meeting. Abstentions and broker non-votes will also be counted for purposes of determining whether a quorum is present.
Abstentions and broker non-votes will have no effect with respect to the election of directors. Abstentions will have the effect of votes against, and broker non-votes will have no effect with respect to, the advisory vote regarding the compensation of our NEOs. Abstentions will have the effect of votes against the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter and, as a result, we do not expect to have broker non-votes with respect to this proposal (but if there were any such broker non-votes, then they would have the effect of votes against such ratification).

ENVIRONMENTAL, SOCIAL, GOVERNANCE AND SUSTAINABILITY

OUR COMMITMENT TO SUSTAINABILITY
As the largest flat-rolled steel and iron ore pellet producer in North America, we make a vital contribution to modern society. We recognize that all aspects of steelmaking, from the extraction and processing of the earth's mineral resources to the manufacture and finishing of steel, must be accomplished in a responsible manner that minimizes impacts on the environment and creates value for our stakeholders and society. Environmental stewardship is an essential element of our sustainable business strategy and is at the heart of our efforts to earn and maintain our social license to operate in the communities where we do business.
We seek to create shareholder value by implementing environmental, social and governance ("ESG") strategies that enhance this license to operate, improve safety and environmental performance and reduce operating costs. Embedding these fundamentals into our business not only helps achieve environmental and social sustainability goals, but also helps ensure that we remain economically viable in a highly competitive industry. Through this approach, we look forward to generating economic opportunities for future generations.
Sustainable Steel
As a vertically integrated iron and steel producing company, we differentiate ourself from others in the steel industry since we internally produce in the United States the majority of the raw materials that we use in the steelmaking process. Our production of high-quality ferrous raw materials, including iron ore pellets, hot briquetted iron ("HBI") and prime scrap metal, enables us to supply a wide portfolio of high-quality grades and specialty steel products sustainably and consistently. We have the unique advantage as a steel producer of being fully self-

2022 Proxy Statement	7

ENVIRONMENTAL, SOCIAL, GOVERNANCE AND SUSTAINABILITY
sufficient in iron ore pellets, including standard pellets, fluxed pellets, and low-silica direct reduction-grade pellets. Our pellets are mined in Michigan and Minnesota and are used for HBI production in Ohio and for cleaner pellet-based blast furnace steel production throughout the Great Lakes region.
During 2021, we successfully ramped up our Toledo, Ohio direct reduction facility to full run-rate nameplate annual capacity for HBI. HBI is a high-quality, low-cost and low-carbon intensive alternative to imported pig iron. HBI can be used in blast furnaces to improve furnace energy efficiency and reduce the amount of coke required when producing iron and steel. HBI used in our basic oxygen furnaces ("BOFs") and electric arc furnaces ("EAFs") can enhance productivity and quality of the finished product while reducing prime scrap demand (as a scrap alternative). We consumed more than 1.2 million metric tons of HBI in our operations during the course of 2021.
With the acquisition of Ferrous Processing and Trading Company and its affiliates ("FPT"), we are well positioned to be the domestic leader in closed-loop steel recycling. At Cliffs, 100% of our steel contains recycled steel scrap. Our prime scrap processing capabilities allow us to:
•optimize productivity at our EAFs and BOFs;
•further our commitment to environmentally-friendly, low-carbon intensity steelmaking with a cleaner materials mix; and
•create a platform to leverage our long-standing, flat-rolled automotive and other customer relationships into closed-loop recycling partnerships to grow our prime scrap presence and help our customers meet their own sustainability goals.
Finally, steel is integral to the greening of the U.S. power grid. We are an active supplier to the onshore wind energy market, focused on the domestic supply of steel plate products. We are also collaborating with domestic manufacturers to develop new advanced high strength steel products for use in large-scale solar farms. As the sole producer of grain oriented electrical steels in North America, we are strategically prepared to supply necessary materials to update the U.S. electrical grid.
Environmental and Sustainability Management
Being a good steward of the environment starts with sound management practices and leadership oversight. Our Strategy and Sustainability Committee of the Board of Directors – chaired by our Chairman, President and Chief Executive Officer ("CEO") – oversees our strategic plan and annual management objectives, as well as the implementation of our sustainability strategy, which includes review of major ESG-related risks and opportunities. Our Executive Vice President, Environmental & Sustainability is responsible for the environmental and sustainability functions of our business and leads cross-functional collaboration efforts to ensure that all relevant departments within our Company are engaged in supporting our sustainability initiatives, including those concerning climate-related risks and opportunities. It is imperative that we maintain compliance across our operations, including engaging with applicable regulatory agencies, obtaining necessary permits and reporting on our performance. Additionally, our corporate environmental and sustainability teams work with their local counterparts at each of our facilities to ensure best practices are implemented across our footprint with the necessary support and resources.
Climate and Greenhouse Gas Emissions
Our commitment to operating our business in a more environmentally responsible manner remains constant. One of the most important issues impacting our industry, our stakeholders and our planet is climate change. In early 2021, we announced our commitment to reduce our greenhouse gas ("GHG") emissions 25% from 2017 levels by 2030. This goal represents combined Scope 1 (direct) and Scope 2 (indirect) GHG emission reductions across all of our operations. Our progress toward achieving this goal is monitored by our Strategy and Sustainability Committee.
Prior to setting this goal with our newly acquired steel assets, we exceeded our previous GHG reduction target at our legacy facilities six years ahead of our 2025 goal. In 2019, we reduced our combined Scope 1 and Scope 2 GHG emissions by 42% on a mass basis from 2005 baseline levels. Our goal is to further reduce those emissions in coming years.
Our pathway to achieving this goal is driven by our execution of five strategic priorities:
•Developing domestically sourced, high-quality iron ore feedstock and utilizing natural gas in the production of HBI;
•Implementing energy efficiency and clean energy projects;
•Investing in the development of carbon capture technology;
•Enhancing our GHG emissions transparency and sustainability focus; and
•Supporting public policies that facilitate GHG reduction in the domestic steel industry.

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Additionally, in 2021, we began participating in the Expert Advisory Group of the Science Based Targets initiative ("SBTi"), contributing to the development of science-based target methodologies for the steel sector. The Expert Advisory Group has an advisory role, and decisions on final methodologies will be made by CDP (formerly known as the Carbon Disclosure Project), the United Nations Global Compact, World Resources Institute and World Wide Fund for Nature, as founders of SBTi. The methodologies developed in this project will be available at no cost to all stakeholders with the aim of supporting alignment with the Paris Agreement goals.
We determine and disclose our GHG emissions in our annual sustainability reports in alignment with the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI) to government regulatory agencies and to third-party platforms, such as the additional GHG and climate-related information submitted to initiatives like CDP, a not-for-profit charity that runs the global disclosure system for investors, companies, cities, states and regions to manage their environmental impacts. We are pleased to report that we received a ‘B’ score from CDP for our 2021 Climate Change response, the best score amongst domestic U.S. steel producers.
Energy
We purchase electricity for all of our operations in either regulated or deregulated markets. Some of our operations also use self-generated coke oven gas and/or blast furnace gas to produce electricity, which is an environmentally-friendly practice that reduces our need to purchase electricity from external sources and helps reduce our Scope 2 emissions. We closely monitor developments at the state and federal levels that could impact electricity availability or cost and incorporate such changes into our electricity supply strategy. While our products enable additional wind and solar capacity and include the electrical steel grades necessary for an expanding modern grid, we also drive improvements to the grid through participation in renewable power offerings from regulated utilities that supply our operations. For example, in 2021, we committed to participate in a supplier's large customer voluntary green pricing program, which is expected to fulfill 35% of our Dearborn, Michigan integrated mill's power needs with solar-generated electricity. We understand that this supplier's new solar power generating facility is anticipated to begin operation in late 2023. We are targeting to purchase a total of 2 million megawatt hours ("MWh") of renewable energy annually (approximately 20% of our total purchased electricity for 2021), which will be additive to the power grid, complement our existing supply and accomplish further reductions in our Scope 2 footprint.
Key Partnerships
To further demonstrate our commitment to reducing our carbon footprint, we joined the U.S. Department of Energy’s ("DOE") Better Climate Challenge, a government-sponsored effort to set ambitious GHG emission reduction goals for energy-intensive organizations such as ours. We are proud to be the first and only steel company to join the challenge. Additionally, many of our steel assets have improved plant and energy efficiency through participation in programs like the DOE’s Better Plants program and the U.S. Environmental Protection Agency’s Energy Star program. With our longstanding focus on plant and energy efficiency, we aim to build on our previous successes across our newly integrated enterprise.
Human Capital Management
Our people are our most valuable asset. With a growing workforce – currently more than 26,000 employees strong – investing in our people’s safety and success is a top priority. We are focused on attracting and retaining a highly-skilled workforce to help us achieve our business and sustainability goals and objectives. Working closely with our labor partners, our employees receive competitive compensation and benefits, along with wide-ranging opportunities for training, development and growth. We are proud to report that our median employee compensation is well above industry average.
Health and Safety
Safe production is our primary core value and continues to serve as the foundation of our health and safety program, as we strive toward achieving a zero injury culture across our operations. We are committed to maintaining a safe and healthy environment for everyone that sets foot on our sites. We regularly monitor our safety performance and make continuous improvements to effect change. Best practices and incident learnings are shared across our footprint to ensure each facility can administer the most effective policies and procedures for enhanced workplace safety. Progress toward achieving our objectives is accomplished through a focus on proactive sustainable safety initiatives, and results are measured against established industry and internal benchmarks, including our Company-wide Total Recordable Incident Rate ("TRIR"). In 2021, we refreshed our corporate safety policy, which was implemented at every site with the full support of our executive leadership.
In July 2021, we launched a Company-wide COVID-19 vaccine incentive program (the "Vaccine Program") that we developed in partnership with our labor unions – United Steelworkers ("USW"), United Autoworkers ("UAW") and International Association of Machinists ("IAM"). The intent of the Vaccine Program was to protect our valued workforce during the pandemic by providing our employees with a positive incentive for vaccination. Throughout the 45 days the Vaccine Program was in place, the vaccination rate more than doubled, and we achieved a total vaccination rate of over 75% throughout our workforce. This initiative resulted in a payout of $45 million in total cash incentives to our vaccinated workforce. The successful Vaccine Program allowed us to operate efficiently and safely throughout the remainder of 2021 and

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into 2022 and demonstrated our leadership’s investment in the well-being of our workforce. Further discussion of the Vaccine Program is included in the CD&A on page 27.
Community Engagement
We take very seriously our responsibility to be a good neighbor to our local communities. We work with local organizations to achieve common goals; we listen and respond to the concerns of community members; and we give generously to local and regional non-profit and community-focused organizations with shared values. In 2021, we expanded our efforts around proactive stakeholder engagement. These efforts have enabled us to better understand where our business intersects with the needs and expectations of our stakeholders and to prioritize activities that create shared value. It also helps us build relationships and work collaboratively to address issues when they arise. We enhanced our Community Inquiry Program to better understand the perspectives and questions of community members by expanding our community relations team with representatives in our major hubs of operation and by creating accessible and open lines of communication.
Charitable Giving
Both as a corporate partner and through The Cleveland-Cliffs Foundation (the "Foundation"), we invest in local organizations and programs that uplift and improve our communities. Our charitable giving is primarily focused on supporting education, preserving the environment, and fostering healthy and vibrant communities. In 2021, Cliffs and the Foundation donated $6.5 million to local communities.
On Giving Tuesday in November 2021, we launched an employee giving and matching gift program available to all our employees. Through this program, the Foundation supports causes most important to our employees. The program is designed to encourage our employees to give back to nonprofit organizations about which they care. In return, the Foundation is able to increase its community impact by matching their donations. Every employee is eligible to request that up to $1,500 of their personal charitable giving be matched each year, per the program guidelines.
Value Chain Management
We demonstrate our core value of ethical behavior by responsibly sourcing and procuring our raw materials with minimal environmental impact. We perform extensive due diligence on raw materials we source outside of the United States to ensure our suppliers adhere to our Code of Business Conduct and Ethics and our Code of Conduct for Cliffs Suppliers. We expect our suppliers to comply with our Human Rights Policy, Conflict Minerals Policy and Environmental Policy. We also assess whether our suppliers are employing good practices within their own supply chain.
We remain committed to supplier diversity and inclusivity. We believe these sourcing practices foster healthy competition and innovation in an industry that has the potential to contribute significantly to the clean energy transition. We welcome ideas and collaboration from our suppliers to deliver the most value for our customers. We have diverse supplier targets—particularly with our automotive customers—that we continue to achieve. We participate in numerous supplier diversity events throughout the year that provide us opportunities to meet this supplier base and potentially do business with them. Oftentimes, these suppliers are in the energy, transportation, maintenance, repair and operations sectors. In 2021, we combined budgets from our legacy companies into a total diverse supplier spend amount. We are proud to report that we spent more than $390 million with diverse suppliers in 2021, and we aim to increase this spend year over year.
As a critical supplier ourselves, we respond to regular requests from customers to provide sustainability information and data related to our business. These requests take many forms, the most common of which are online surveys. For example, we responded to the EcoVadis supplier sustainability survey for the first time in 2021, earning a Silver medal for our sustainability achievement. We welcome these opportunities to engage with our customers, and we will continue to respond accordingly.
References to our sustainability reports and the contents thereof do not constitute incorporation by reference of the information contained in our sustainability reports, and such information is not part of this proxy statement.

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ESG Highlights

Reduce GHG emissions by 25% by 2030 from 2017 levels	70% Union membership	B score for CDP Climate Change

Target 2M MWh of purchased renewable energy annually	Cleveland-Cliffs' Core Values are at the heart of everything we do.

100% of our steel contains recycled steel scrap		$6.5 million donated to communities by Cleveland-Cliffs and our charitable foundation

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE
The Chairman of the Board is Lourenco Goncalves, who is also our President and CEO. Pursuant to our Corporate Governance Guidelines, when the positions of Chairman and CEO are held by one individual or if the Chairman is a Cliffs executive, then the Governance Committee recommends to the Board a Lead Director. Douglas C. Taylor currently serves as our Lead Director. The Board believes that this leadership structure is the optimal structure to guide our Company and to maintain the focus to achieve our business goals and represents our shareholders' best interests.
Under this leadership structure, Mr. Goncalves, as Chairman, is responsible for overseeing and facilitating communications between our management and the Board, for setting the meeting schedules and agendas, and leading Board discussions during Board meetings. In his combined role, Mr. Goncalves has the benefit of Cliffs personnel to help with extensive meeting preparation, responsibility for the process of recordkeeping of all Board deliberations, and the benefit of direct daily contact with management and the internal audit department. The Chairman works closely with the Lead Director in setting meeting agendas and in ensuring that essential information is communicated effectively to the Board.
The Lead Director’s responsibilities include: chairing executive session meetings of the independent directors; leading the Board’s processes for evaluating the CEO; presiding at all meetings of the Board at which the Chairman is not present; serving as a liaison between the Chairman and the independent directors; and meeting separately at least annually with each director.
This leadership structure provides our Chairman with the readily available resources to manage the affairs of the Board while allowing our Lead Director to provide effective and timely advice and guidance. Our governance process is based on our Corporate Governance Guidelines, which are available on our website at www.clevelandcliffs.com under "Investors" then "Governance".
In accordance with the corporate governance listing standards of the New York Stock Exchange (the "NYSE"), our non-management directors meet at regularly scheduled executive sessions without management present. These meetings take place at least quarterly.
BOARD'S ROLE IN RISK OVERSIGHT
The Board as a whole oversees our enterprise risk management ("ERM") process. The Board executes its risk oversight role in a variety of ways. The full Board regularly discusses the key strategic risks facing Cliffs.
The Board delegates oversight responsibility for certain areas of risk to its committees. Generally, each committee oversees risks that are associated with the purpose of and responsibilities delegated to that committee. For example, the Audit Committee oversees risks related to accounting and financial reporting, as well as information security risks. In addition, pursuant to its charter, the Audit Committee periodically

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reviews our ERM process. The Compensation Committee monitors risks related to development and succession planning for the CEO and other executive officers, as well as compensation and related policies and programs for executive and non-executive officers and management. The Governance Committee handles risks with respect to board composition, membership and structure, and corporate governance matters. The Strategy and Sustainability Committee oversees our strategic plan and annual management objectives and oversees, advises on and monitors opportunities and risks relating to our strategic plan and climate change, as well as our sustainability goals and initiatives. As appropriate, the respective committees’ Chairpersons provide reports to the full Board.
Management is responsible for the day-to-day management of our risks. The ERM process includes the involvement of management in the identification, assessment, mitigation and monitoring of a wide array of potential risks, from strategic to operational to compliance-related risks throughout the Company. Executive management regularly reports to the Board or relevant committees regarding Cliffs’ key risks and the actions being taken to manage these risks.
The Company believes that its leadership structure supports the risk oversight function of the Board. Each committee is involved in carrying out the Board's risk oversight function and, except for the Strategy and Sustainability Committee, independent directors chair each of our committees.
BOARD MEETINGS AND COMMITTEES
Our directors discharge their responsibilities in a variety of ways, including reviewing reports to directors, visiting our facilities, corresponding with the CEO, and conducting telephone conferences with the CEO and other directors regarding matters of interest and concern to Cliffs. In addition, our directors have regular access to our senior management. All committees regularly report their activities, actions and recommendations to the full Board.
During 2021, our Board held ten meetings. Each director attended, either in person or by telephone conference, at least 95% of the Board and committee meetings held while serving as a director or committee member in 2021. Pursuant to Board policy, all serving directors are expected to attend all Board and committee meetings, as well as our annual meeting of shareholders. All of our then-serving directors who were standing for re-election attended the 2021 Annual Meeting.
The Board currently has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the Strategy and Sustainability Committee. Each of these four committees has a charter that can be found on our website at www.clevelandcliffs.com under "Investors" then "Governance". A biographical overview of the members of our committees can be found beginning on page 20.

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CORPORATE GOVERNANCE
Board Committees

AUDIT COMMITTEE

MEMBERS: 4	INDEPENDENT: 4	2021 MEETINGS: 8
AUDIT COMMITTEE FINANCIAL EXPERTS: The Board has determined that each of John T. Baldwin, Robert P. Fisher, Jr., William K. Gerber and Arlene M. Yocum is an "audit committee financial expert" within the meaning of Item 407 of Regulation S-K under the federal securities laws.

RESPONSIBILITIES:
▪Reviews with our management, the internal auditors and the independent registered public accounting firm, the adequacy and effectiveness of our system of internal control over financial reporting
▪Reviews significant accounting matters
▪Reviews quarterly unaudited financial information prior to public release
▪Approves the audited financial statements prior to public distribution
▪Oversees and monitors risks related to accounting, financial reporting and information security
▪Approves our assertions related to internal controls prior to public distribution
▪Reviews any significant changes in our accounting principles or financial reporting practices
▪Evaluates our independent registered public accounting firm; discusses with the independent registered public accounting firm its independence and considers the compatibility of non-audit services with such independence
▪Annually selects and retains our independent registered public accounting firm to examine our financial statements and reviews, approves and retains the services performed by our independent registered public accounting firm
▪Establishes and maintains, with the Governance and Nominating Committee, procedures to review related party transactions
▪Approves management’s appointment, termination or replacement of the head of Internal Audit
▪Conducts a legal compliance review at least annually

CHAIR: John T. Baldwin	MEMBERS: Robert P. Fisher, Jr., William K. Gerber and Arlene M. Yocum

COMPENSATION COMMITTEE

MEMBERS: 3	INDEPENDENT: 3	2021 MEETINGS: 8
RESPONSIBILITIES:
▪Oversees development and implementation of Cliffs' compensation policies and programs for officers
▪Develops criteria for awards under incentive plans that appropriately relate to Cliffs' strategic plan and operating performance objectives, and approves equity-based awards
▪Reviews and evaluates CEO and other executive officer performance and approves compensation (with the CEO's compensation being subject to ratification by the independent members of the Board)
▪Recommends to the Board the election of officers
▪Assists with management development and succession planning
▪Reviews and approves employment and severance arrangements with officers and oversees regulatory compliance regarding compensation matters and related party transactions
▪Reviews and recommends the CD&A and the Compensation Committee report for inclusion in appropriate Cliffs securities filings
▪Obtains the advice of outside experts with regard to compensation matters
▪May, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee and may delegate certain equity award grant authority to officers of Cliffs, subject to applicable law
For more information about the role of executives and outside advisers in our executive compensation process, see the CD&A section of this proxy statement.

CHAIR: Douglas C. Taylor	MEMBERS: John T. Baldwin and Ralph S. Michael, III

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GOVERNANCE COMMITTEE

MEMBERS: 4	INDEPENDENT: 4	2021 MEETINGS: 6
RESPONSIBILITIES:
▪Oversees annual review of our Corporate Governance Guidelines and periodically reviews external developments in corporate governance matters generally
▪Periodically reviews and makes recommendations regarding our officers' authorized levels for corporate expenditures
▪Establishes and maintains, with the Audit Committee, procedures for review of related party transactions that relate to Board members
▪Reviews the qualifications of incumbent directors and proposed Board candidates, and recommends to the Board as director-nominees those candidates possessing the experience, skills and qualifications consistent with Board-approved criteria, our Corporate Governance Guidelines and other criteria deemed important by the Governance Committee
▪Monitors the Board governance process and provides counsel to the CEO on Board governance and other matters
▪Recommends changes in membership and responsibility of Board committees and reviews and makes recommendations regarding any resignations tendered by directors
▪Reviews and administers our director compensation plans and benefits, and makes recommendations to the Board with respect to compensation plans, equity-based plans and share ownership guidelines for directors
▪Other responsibilities include oversight of annual evaluation of the Board and CEO and monitoring risks associated with Board organization, membership, structure and succession planning

CHAIR: Ralph S. Michael, III	MEMBERS: Robert P. Fisher, Jr., Susan M. Green and Janet L. Miller

STRATEGY AND SUSTAINABILITY COMMITTEE

MEMBERS: 4	INDEPENDENT: 3	2021 MEETINGS: 5
RESPONSIBILITIES:
▪Oversees Cliffs’ strategic plan and annual management objectives
▪Acts in an advisory capacity with respect to Cliffs' sustainability strategies, its commitment to environmental stewardship, its focus on health and safety of employees and other stakeholders, and its corporate social responsibility initiatives
▪Monitors risks relevant to Cliffs' strategy, including operational, safety, environmental, social and governance risks, including climate-related risks and opportunities
▪Provides advice and assistance with developing our current and future strategy
▪Provides follow up oversight with respect to the comparison of actual results with estimates for major projects and post-acquisition integration efforts
▪Assesses Cliffs’ overall capital structure and its capital allocation priorities
▪Assists management in determining the resources necessary to implement Cliffs’ strategic and financial plans
▪Considers the merits and risks of potential acquisitions, joint ventures, emerging growth opportunities and strategic alliances
▪Reviews and approves any sustainability reports that may be published by Cliffs from time to time

CHAIR: Lourenco Goncalves	MEMBERS: Gabriel Stoliar, Douglas C. Taylor and Arlene M. Yocum
IDENTIFICATION AND EVALUATION OF DIRECTOR CANDIDATES
Shareholder Nominees
The policy of the Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating nominations, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Board Diversity and Director Qualifications.” Any shareholder nominations proposed for consideration by the Governance Committee should include: (i) complete information as to the identity and qualifications of the proposed nominee, including name, address, present and prior business and/or professional affiliations, education and experience, and particular fields of expertise; (ii) an indication of the nominee’s consent to serve as a director if elected; and (iii) the reasons why, in the opinion of the recommending shareholder, the proposed nominee is qualified and suited to be a director. Shareholder nominations should be addressed to Cleveland-Cliffs Inc., 200 Public Square, Suite 3300, Cleveland, Ohio 44114, Attention: Secretary. Our Regulations provide that at any meeting of shareholders at which directors are to be elected, only persons nominated as candidates will be eligible for election.

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CORPORATE GOVERNANCE
Board Diversity and Director Qualifications
The Governance Committee considers board diversity as it deems appropriate and consistent with our Corporate Governance Guidelines, the charter of the Governance Committee and other criteria established by the Board. The Governance Committee’s goal in selecting directors for nomination to the Board generally is to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable us to pursue our strategic objectives. The Governance Committee has not reduced the qualifications for service on the Board to a checklist of specific standards or minimum qualifications, skills or qualities. Rather, the Governance Committee seeks, consistent with the vacancies existing on the Board at any particular time and the interplay of a particular candidate’s experience with the experience of other directors, to select individuals whose business experience, knowledge, skills, diversity and integrity would be considered a desirable addition to the Board and any committees thereof. In addition, the Governance Committee annually conducts a review of incumbent directors in order to determine whether a director should be nominated for re-election to the Board.
Identifying and Evaluating Nominees for Directors
The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly reviews the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee considers various potential candidates for director. Applicable considerations include: whether the current composition of the Board is consistent with the criteria described in our Corporate Governance Guidelines; whether the candidate submitted possesses the qualifications that generally are the basis for selection of candidates to the Board; and whether the candidate would be considered independent under the rules of the NYSE and our standards with respect to director independence. Candidates may come to the attention of the Governance Committee through current Board members, professional search firms, shareholders or other persons. As described above, the Governance Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the recommending shareholder’s status, recommendations are considered by the Governance Committee at its next regularly scheduled meeting. Final approval of any candidate is determined by the full Board.
COMMUNICATIONS WITH DIRECTORS
Shareholders and interested parties may communicate with the Lead Director, our non-management directors as a group or the Board by writing to the Lead Director at Cleveland-Cliffs Inc., 200 Public Square, Suite 3300, Cleveland, Ohio 44114. As set forth in the Corporate Governance Guidelines, the Lead Director will report to the full Board external communications that are directed at all members of the Board. The Secretary routinely filters communications that are solicitations, complaints, unrelated to Cliffs or Cliffs' business or determined to pose a possible security risk to the addressee.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (the "Code of Conduct Policy"), which applies to all of our directors, officers and employees. The Code of Conduct Policy is available on our website at www.clevelandcliffs.com under "Investors" then "Governance". We intend to post amendments to or waivers from the Code of Conduct Policy (to the extent applicable to our principal executive officer, principal financial officer or principal accounting officer) on our website. References to our website and the contents thereof do not constitute incorporation by reference of the information contained on our website, and such information is not part of this proxy statement.
INDEPENDENCE AND RELATED PARTY TRANSACTIONS
Of our current directors, the Board has determined that each of Messrs. Baldwin, Fisher, Gerber, Michael, Stoliar and Taylor and Mses. Green, Miller and Yocum has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is independent within the NYSE director independence standards. Mr. Goncalves is our Chairman, President and CEO, and, as such, is not considered independent. In addition, the Board previously determined that each of M. Ann Harlan and Eric M. Rychel, who both resigned during 2021, had no material relationship with us (either directly or as a partner, shareholder or officer of any organization that has a relationship with us) and was independent within the NYSE director independence standards.
We have a written Related Party Transactions Policy (our "RPT Policy"), pursuant to which we only will enter into a related party transaction if our CEO and Chief Legal Officer determine that the transaction is comparable to those that could be obtained in arm’s-length dealings with an unrelated third party. If the transaction is approved by our CEO and Chief Legal Officer, then the transaction also must be approved by the disinterested members of our Audit Committee. Under our RPT Policy, any related party transactions are reviewed by the Audit Committee at each quarterly meeting. After review, the disinterested members of the Audit Committee either approve or disapprove the proposed transaction. Management is responsible for updating the Audit Committee at each quarterly meeting as to any material changes to those transactions that the Audit Committee has previously approved. For purposes of our RPT Policy, we define a related person as any person who is a director, executive officer, nominee for director or an immediate family member of a director, an executive officer or a nominee for director. We define a related party transaction as a transaction, agreement or relationship in which Cliffs was, is or will be a participant, the amount of the transaction exceeds $120,000, and a related person has or will have a direct or indirect material interest.

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CORPORATE GOVERNANCE
However, compensation paid by Cliffs for service as a director or executive officer of the Company is not deemed to be a related party transaction, even if the aggregate amount involved exceeds $120,000.
We describe below those transactions during 2021 in which Cliffs was a participant and the amount involved exceeded $120,000 and in which a related person had or will have a direct or indirect material interest. We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our shareholders.
1.    Mr. Celso Goncalves, our Executive Vice President, Chief Financial Officer ("CFO"), is the son of Mr. Lourenco Goncalves, our Chairman, President and CEO, both of whom are NEOs. The compensation arrangements between the Company and each of Mr. Celso Goncalves and Mr. Lourenco Goncalves could be considered related party transactions under our RPT Policy and have been reviewed and approved by our Audit Committee in accordance with our RPT Policy. For details on the compensation arrangements between the Company and each of Mr. Celso Goncalves and Mr. Lourenco Goncalves, please see the Executive Compensation Tables and Narratives beginning on page 53.
2.    Certain of our subsidiaries, including Cleveland-Cliffs Steel Corporation (f/k/a AK Steel Corporation) and Cleveland-Cliffs Steel LLC (f/k/a ArcelorMittal USA LLC), have contracted on an arm's-length basis for work with Morgan Engineering Systems, Inc. ("Morgan Engineering"), which is a company owned by Mr. Mark Fedor. Mr. Mark Fedor is the brother of Mr. Terry Fedor, who serves as our Executive Vice President, Operations, East and is an NEO. Such subsidiaries' business relationships with Morgan Engineering existed prior to our acquisition of such subsidiaries on March 13, 2020, and December 9, 2020, respectively, and such subsidiaries and our other subsidiaries may determine to continue to engage Morgan Engineering in the ordinary course of business to provide services on an arm's-length basis in future years, and such services may exceed the $120,000 annual threshold under our RPT Policy. For example, during 2021, Morgan Engineering was paid approximately $6.3 million for work performed for our subsidiaries. Mr. Terry Fedor was not involved in the initial engagement of Morgan Engineering by any of our subsidiaries and has agreed to abstain from any future actions related to Morgan Engineering. In accordance with our RPT Policy, during 2021, the CEO and the Chief Legal Officer, as well as the Audit Committee, approved and ratified transactions with Morgan Engineering.
We have entered into indemnification agreements with each current member of the Board and each of our officers. The form and execution of the indemnification agreements were approved and adopted by the Board on April 24, 2019. The indemnification agreements essentially provide that, to the fullest extent permitted or required by Ohio law and as the law may change to increase the scope of indemnification, we will indemnify the indemnitee against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines or settlements) incurred or suffered by the indemnitee in connection with any suit in which the indemnitee is a party or otherwise involved as a result of his or her service as a member of the Board or as an officer of the Company. Under these agreements, to the extent that the indemnification is unavailable, we shall contribute to the payment of any and all indemnifiable claims or losses in an amount that is fair and reasonable under the circumstances. In connection with the indemnification agreements with each current member of the Board, we have a trust agreement with KeyBank National Association pursuant to which the parties to the indemnification agreements may be reimbursed with respect to enforcing their respective rights under the indemnification agreements.
In 2004, we reached an agreement with the USW pursuant to which the USW may designate a member to the Board provided that the individual is acceptable to the Chairman, is recommended by the Board Affairs Committee (now known as the Governance Committee), and is then approved by the full Board to be considered a director nominee. In 2007, Susan Green was first proposed by the USW, elected to the Board by Cliffs’ shareholders in July 2007, and re-elected in each of the years 2008 through 2013. As a result of the proxy contest in 2014, Ms. Green was not re-elected but was asked by the reconstituted Board to re-join the Board and was subsequently appointed on October 15, 2014 and re-elected each year since 2015.

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DIRECTOR COMPENSATION

The Cleveland-Cliffs Inc. 2021 Nonemployee Directors' Compensation Plan (the "Directors' Plan"), which is further described below, allows for a combination of cash and equity compensation for our nonemployee directors.
Cash Compensation
Commencing April 1, 2021, each nonemployee director receives the following cash payments, paid in equal quarterly amounts, for his or her Board retainer and committee assignments.

BOARD FORM OF CASH COMPENSATION	2021 ($)
Annual Retainer	140,000
Lead Director Annual Retainer	75,000
Audit Committee Chair Annual Retainer	24,000
Compensation Committee Chair Annual Retainer	15,000
Governance Committee Chair Annual Retainer	12,000
In addition, customary expenses for attending Board and committee meetings are reimbursed. Employee directors receive no additional cash compensation for their service as directors. We do not fund any type of retirement or pension plan for nonemployee directors.
Retainer Share Election Program
Starting in 2015, the Governance Committee recommended and the Board adopted a Nonemployee Director Retainer Share Election Program pursuant to which nonemployee directors may elect to receive in Cliffs common shares all or certain portions of their annual retainer and any other fees earned in cash. Election is voluntary and irrevocable for the applicable election period, and shares issued under this program must be held for at least six months from the issuance date. The number of shares received each quarter is calculated by dividing the value of the applicable quarterly cash retainer amount (or applicable portion thereof) by the closing market price of our common shares on the date of payment.
Equity Grants
During 2021, our nonemployee directors received restricted share awards under the Directors’ Plan. For 2021, nonemployee directors were granted a number of restricted shares, with a value equal to $120,000, based on the closing price of the Company’s common shares on the NYSE on April 28, 2021, the date of our annual meeting of shareholders in 2021. The restricted share awards issued under the Directors' Plan generally vest twelve months from the grant date. These grants were subject to any deferral election and made pursuant to the terms of the Directors’ Plan and an award agreement, effective on April 28, 2021.
Directors receive dividends, if any, on their restricted share awards and may elect to reinvest all cash dividends in additional common shares. Those additional common shares are subject to the same restrictions as the underlying award. Cash dividends not subject to a deferral election are paid to the director without restriction.
Due to their service and contributions to the Board in 2021, Ms. Harlan and Mr. Rychel received accelerated vesting treatment for a pro-rata portion of their 2021 equity grants (regarding 545 restricted shares for Ms. Harlan and 4,905 deferred shares for Mr. Rychel) upon their departures from the Board.
Director Charitable Matching Donations Program
In addition to the cash payments and equity grants described above, in late 2021, we instituted a director charitable matching donations program available to all nonemployee directors. Under this program, the Foundation matches up to $1,500 of a director's charitable donations made during the fiscal year.
Share Ownership Guidelines
We have established Share Ownership Guidelines for our nonemployee directors and assess each director’s compliance with the guidelines on a quarterly basis. The Share Ownership Guidelines provide that each director hold or acquire common shares of the Company having a market value equal to at least 6x the current annual retainer (for a current total of $840,000) within five years of becoming a director. As of December 31, 2021, all directors were in compliance with the guidelines.

2022 Proxy Statement	17

DIRECTOR COMPENSATION
Deferrals
Our Directors’ Plan gives nonemployee directors the opportunity to defer all or a portion of their awards that are denominated or payable solely in shares. Deferred share accounts earn dividend equivalents at the end of each quarter based on any cash dividends we pay during the quarter, which dividend equivalents are credited to the accounts in the form of additional deferred shares. The amounts in the director’s deferral account will be paid to the director in the form elected after such director’s termination of service, death or a change in control of Cliffs.
DIRECTOR COMPENSATION FOR 2021
The following table, supported by the accompanying footnotes and the narrative above, sets forth for fiscal year 2021 all compensation earned by the individuals who served as our nonemployee directors at any time during 2021.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
J.T. Baldwin	159,000	119,991	—	278,991
R.P. Fisher, Jr.	135,000	119,991	—	254,991
W.K. Gerber	135,000	119,991	1,125	256,116
S.M. Green	135,000	119,991	—	254,991
M.A. Harlan (4)	65,000	119,991	—	184,991
R.S. Michael, III	147,000	119,991	—	266,991
J.L. Miller	135,000	119,991	—	254,991
E.M. Rychel (5)	135,000	119,991	—	254,991
G. Stoliar	135,000	119,991	—	254,991
D.C. Taylor	218,250	119,991	—	338,241
A.M. Yocum	135,000	119,991	—	254,991
(1)The amounts reported in this column reflect the aggregate cash dollar value of all earnings in 2021 for annual retainer fees and chair retainers.
(2)The amounts reported in this column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 for the nonemployee directors’ restricted share awards granted during 2021, which awards are further described above, and whether or not deferred by the director. The grant date fair value of the nonemployee directors’ restricted share award of 6,539 shares on April 28, 2021 was $18.35 per share (approximately $120,000). Messrs. Baldwin and Rychel elected to defer all of their 2021 restricted share awards under the Directors' Plan. As of December 31, 2021, the aggregate number of restricted shares subject to forfeiture held by each nonemployee director was as follows: Mr. Fisher - 6,539; Mr. Gerber - 6,539; Ms. Green - 6,539; Mr. Michael - 6,539; Ms. Miller - 6,539; Mr. Stoliar - 6,539; Mr. Taylor - 6,539; and Ms. Yocum - 6,539. As of December 31, 2021, the aggregate number of deferred share units allocated to the deferred share accounts of Messrs. Baldwin and Rychel under the Directors' Plan were 44,945.954 and 74,090.971, respectively.
(3)The amounts in this column reflect matching contributions made to charitable organizations from the Foundation on behalf of the Director.
(4)Ms. Harlan resigned as a director effective May 28, 2021. In connection with Ms. Harlan's resignation, she received an accelerated payout of a prorated portion of her 2021 restricted share award in the amount of 545 shares.
(5)Mr. Rychel resigned as a director effective December 8, 2021. In connection with Mr. Rychel's resignation, he received an accelerated vesting of a prorated portion of his 2021 deferred share award in the amount of 4,905 shares.

2022 Proxy Statement	18

PROPOSAL 1	ELECTION OF DIRECTORS

The Board has nominated the following individuals to serve until the next Annual Meeting of Shareholders or until their successors shall be elected: John T. Baldwin; Robert P. Fisher, Jr.; William K. Gerber; Lourenco Goncalves; Susan M. Green; Ralph S. Michael, III; Janet L. Miller; Gabriel Stoliar; Douglas C. Taylor; and Arlene M. Yocum. All of the director nominees named herein are independent under the NYSE director independence standards, except for Mr. Goncalves. All of the nominees were elected by the shareholders at the Annual Meeting of Shareholders held on April 28, 2021.
Each of the director nominees has consented to his or her name being submitted by Cliffs as a nominee for election as a member of the Board. Each such nominee has further consented to serve as a member of the Board if elected. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we currently do not anticipate, the persons named as proxies reserve the right, in their discretion, to vote for a lesser number of nominees or for substitute nominees designated by the directors, to the extent consistent with our Regulations.
The nominees for election to the Board have diversified professional experience in general management, steel manufacturing and processing, mining, metallurgical engineering, operations, finance, investment banking, labor, law and other fields. Celso Goncalves, our Executive Vice President, Chief Financial Officer, is the son of Lourenco Goncalves, our Chairman, President and Chief Executive Officer and a director nominee. There is no other family relationship among any of our nominees and executive officers. The average age of the nominees currently serving on the Board is 65, ranging from ages 58 to 68. The average years of service of the nominees currently serving on the Board is 6.1 years, ranging from two years to over 14 years of service.
In the election of directors, the nominees receiving a plurality vote of the shares will be elected. However, under our majority voting policy (adopted by the Board), in an uncontested election, any director nominee that is elected by a plurality vote but fails to receive a majority of votes cast (which excludes abstentions and broker non-votes) is expected to tender his or her resignation, which resignation will be considered by the Governance Committee and the Board.
Under Ohio law, shareholders have the right to exercise cumulative voting in the election of directors as described under “Cumulative Voting for Election of Directors” on page 7. If cumulative voting rights are in effect for the election of directors, which we currently do not anticipate to be the case, you may allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold.

Director Nominee Highlights (including our CEO)

Average tenure of 6.1 years	Three Women (30%)	90% Independent

Average age of Directors is 65	Highly qualified Directors with a diversity of skills and experiences that aligns with our long-term strategy

30% Ethnically Diverse		Four New Directors joined the Board in the last three years

☑	THE BOARD RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ON THE FOLLOWING PAGES.

2022 Proxy Statement	19

PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION CONCERNING DIRECTOR NOMINEES

LOURENCO GONCALVES
Age: 64
Director since 2014
Other Current Directorships:
American Iron and Steel Institute (since 2014)
Former Public Directorships:
Ascometal SAS (2011 - 2014)
Metals USA Holdings Corp. (2006 - 2013)
Metals USA Inc. (2003 - 2006)
Specific qualifications, experience, skills and expertise: ▪More than 40 years of experience in the metals and mining industries ▪Extensive board experience in the United States and abroad
Chairman of the Board, Chief Executive Officer and President of the Company since August 2014; Chairman, President and Chief Executive Officer of Metals USA Holdings Corp., an American manufacturer and processor of steel and other metals from May 2006 through April 2013; President, Chief Executive Officer and a director of Metals USA Inc. from February 2003 through April 2006. Prior to Metals USA, Mr. Goncalves served as President and Chief Executive Officer of California Steel Industries, Inc. from March 1998 to February 2003. Mr. Goncalves earned a Bachelor's degree in Metallurgical Engineering from the Military Institute of Engineering in Rio de Janeiro, Brazil and a Masters of Science degree in Metallurgical Engineering from the Federal University of Minas Gerais in Belo Horizonte, Brazil. Mr. Goncalves is a Distinguished Member and Fellow of the Association for Iron & Steel Technology (AIST). In 2021, Mr. Goncalves was awarded the "Steelmaker of the Year" award by the AIST and the "CEO/Chairperson of the Year" Global Metals Award by S&P Global Platts.

DOUGLAS C. TAYLOR Age: 57 Director since 2014 Other Current Public Directorships: None Former Public Directorships: Sapphire Industrials Corp. (2008 - 2010)	Specific qualifications, experience, skills and expertise: ▪Extensive financial and strategic advisory investment experience, including advising public companies
Lead Director of the Board since August 2014. Former Managing Partner of Casablanca Capital LP, a hedge fund, from 2010-2016; Managing Director at Lazard Freres, a leading financial advisory and asset management firm, from 2002 to 2010; Chief Financial Officer and director at Sapphire Industrials Corp., from 2008 to 2010. Mr. Taylor holds a Bachelor of Arts degree in Economics from McGill University and a Master of Arts degree in International Affairs from Columbia University School of International and Public Affairs.

JOHN T. BALDWIN Age: 65 Director since 2014 Other Current Public Directorships: None Former Public Directorships: Metals USA Holdings Corp. (2006 - 2013) The Genlyte Group Incorporated (2003 - 2008)
Specific qualifications, experience, skills and expertise:
▪Former Audit Committee Chair of Metals USA Holdings Corp.
▪Former Audit Committee Chair of The Genlyte Group Incorporated
▪Retired Chief Financial Officer with over twenty-five years of increasing financial responsibility
▪Broad experience structuring and negotiating complicated financial M&A transactions

Former Director and Chair of the Audit Committee of Metals USA Holdings Corp., a provider of a wide range of products and services in the heavy carbon steel, flat-rolled steel, specialty metals, and building products markets, from January 2006 to April 2013; Senior Vice President and Chief Financial Officer of Graphic Packaging Corporation, from 2003 to 2005. Mr. Baldwin holds a Bachelor of Science degree from the University of Houston and a J.D. from the University of Texas School of Law.

2022 Proxy Statement	20

PROPOSAL 1 ELECTION OF DIRECTORS

ROBERT P. FISHER, JR. Age: 67 Director since 2014 Other Current Public Directorships: None Former Public Directorships: CML Healthcare, Inc. (2010 - 2013)
Specific qualifications, experience, skills and expertise:
▪Vast experience in the investment and finance industries, which included advising the boards of numerous public companies
▪Formerly served on the Audit Committee, the Nominating and Corporate Governance Committee, and as chair of the Human Resources Committee of CML Healthcare, Inc.

President and Chief Executive Officer of George F. Fisher, Inc., a private investment company that manages a portfolio of public and private investments, since 2002. Mr. Fisher served in various positions with Goldman, Sachs & Co., a global investment banking firm, from 1982 until 2001, eventually serving as Managing Director and head of its Canadian Corporate Finance and Canadian Investment Banking units for eight years and then as head of Goldman Sachs Investment Banking Mining Group. During Mr. Fisher's tenure at Goldman, Sachs & Co., he worked extensively with many of the leading North American metals and mining companies, and also served as the head of Goldman's Investment Banking Mining Group. Mr. Fisher holds a Bachelor of Arts degree from Dartmouth College and a Master of Arts degree in Law and Diplomacy from Tufts University.

WILLIAM K. GERBER
Age: 68
Director since 2020
Current Public Directorships:
Wolverine World Wide, Inc. (since 2008)
Former Public Directorships:
AK Steel Holding Corporation (2007 - 2020)
Kaydon Corporation (2007 - 2013)

Specific qualifications, experience, skills and expertise:
▪Broad and keen understanding of complex financial and accounting matters
▪Current member of the Audit Committee of Wolverine World Wide, Inc.
▪Served as the former chair of the Audit Committee of AK Steel Holding Corporation and as the former chair of the Audit Committee of Kaydon Corporation

Managing Director of Cabrillo Point Capital LLC, a private investment fund since 2007. Executive Vice President and Chief Financial Officer of Kelly Services, Inc., a global staffing solutions company, from 1998 to 2007; Vice President-Finance from 1993 to 1998 and Vice President-Corporate Controller from 1987 to 1993 of L Brands Inc. (f/k/a The Limited Brands Inc.). Mr. Gerber received his Bachelor of Science in Economics degree from the Wharton School at the University of Pennsylvania and his Master of Business Administration from the Harvard Graduate School of Business Administration.

SUSAN M. GREEN Age: 62 Director since 2007 Other Current Public Directorships: None Former Public Directorships: None
Specific qualifications, experience, skills and expertise:
▪Experienced law and policy advocate in the public and private sectors
▪Served as both a labor organizer and as an attorney representing employees, labor unions and employee benefit plans
▪Brings her diverse experiences as a labor attorney and an alternative point of view to the Board

Former Deputy General Counsel, U.S. Congress Office of Compliance, which enforces the labor and employment laws for the Legislative Branch, from November 2007 through September 2013. Prior to that position, Ms. Green held several appointments in the U.S. Department of Labor during the Administration of President Bill Clinton (1999-2001), and served as Chief Labor Counsel for then-Senator Edward M. Kennedy (1996-1999). Ms. Green was originally proposed as a nominee for the Board by the USW pursuant to the terms of our 2004 labor agreement. Ms. Green received her J.D. from Yale Law School and an A.B. from Harvard College.

2022 Proxy Statement	21

PROPOSAL 1 ELECTION OF DIRECTORS

RALPH S. MICHAEL, III
Age: 67
Director since 2020
Other Current Public Directorships:
Arlington Asset Investment Corporation (since 2006)
Former Public Directorships:
AK Steel Holding Corporation (2007 - 2020)
Key Energy Services Inc. (2003 - 2016)
FBR & Co. (2006 - 2013)

Specific qualifications, experience, skills and expertise:
▪Provides valuable insights on a variety of board oversight matters, including complex banking and financial issues
▪Experience and knowledge from service on other public company boards, including capital markets and finance matters as a former director for FBR & Co. and energy-related issues as a former member of the board and former Lead Director of Key Energy Services, Inc.
▪Steel-related experience as a former member of the Board and former non-executive Chairman of AK Steel Holding Corporation

Chairman, Fifth Third Bank, Greater Cincinnati Region, since 2018. Executive Vice President of Fifth Third Bank since 2010. President and Chief Operating Officer of the Ohio Casualty Insurance Company from 2005 until its sale in 2007; Executive Vice President and Manager of West Commercial Banking for U.S. Bank, National Association, and Executive Vice President and Manager of Private Asset Management for U.S. Bank, from 2004 to 2005; President of U.S. Bank Oregon from 2003 to 2005; Executive Vice President and Group Executive of PNC Financial Services Group, with responsibility for PNC Advisors, PNC Capital Markets and PNC Leasing, from 2001 to 2002; Executive Vice President and Chief Executive Officer of PNC Corporate Banking from 1996 to 2001. Mr. Michael received his Bachelor of Arts degree in Economics from Stanford University and his Master of Business Administration degree from the University of California at Los Angeles (UCLA) Graduate School of Management.

JANET L. MILLER Age: 68 Director since 2019 Other Current Public Directorships: None Former Public Directorships: None
Specific qualifications, experience, skills and expertise:
▪Extensive advisory experience on governance, internal audit, legal and enterprise risk management
▪Active leader on numerous civic and nonprofit boards, including work on several governance, finance and executive committees

Former Chief Legal Officer and Corporate Secretary of University Hospitals, from 2001 to 2019, a nationally ranked health care system headquartered in Cleveland, Ohio, with annual revenues in excess of $4 billion. As Chief Legal Officer and Corporate Secretary, Ms. Miller advised the University Hospital parent organization, as well as its many subsidiaries, on governance, internal audit, legal and enterprise risk matters. She has served on several hospital boards and on the board of Western Reserve Assurance Co., Ltd., SPA, a captive insurer. Prior to joining University Hospitals in 2001, Ms. Miller was a partner in the Cleveland office of Jones Day and also served as the Cleveland Office Administrative Partner for Financial Matters. Ms. Miller received her undergraduate degree in Business Administration with a focus in Accounting from the University of Michigan and her J.D. from the University of Notre Dame.

2022 Proxy Statement	22

PROPOSAL 1 ELECTION OF DIRECTORS

GABRIEL STOLIAR Age: 67 Director since 2014 Other Current Public Directorships: Tupy S.A. (since 2009) Former Public Directorships: None	Specific qualifications, experience, skills and expertise: ▪Vast experience in and relating to the metals and mining industries ▪Extensive experience serving on various boards of directors
Partner of Studio Investimentos, an asset management firm focused on Brazilian equities, since 2009; member of the board of directors of Tupy S.A., a foundry and casting company, since 2009; board of directors of LogZ Logistica Brasil S.A., a ports logistic company, from 2011 to 2018; Chief Financial Officer and Head of Investor Relations and subsequently Executive Director of Planning and Business Development at Vale S.A., a Brazilian multinational diversified metals and mining company, from 1997 to 2008. Mr. Stoliar holds a Bachelor of Science degree in Production Engineering from the Universidade Federal do Rio de Janeiro, a post-graduate degree in Production Engineering with a focus in Industrial Projects and Transportation from the Universidade Federal do Rio de Janeiro and an Executive MBA from PDG-SDE/RJ.

ARLENE M. YOCUM
Age: 64
Director since 2020
Current Public Directorships:
Hamilton Lane Alliance Holdings I, Inc. (since 2020)
Former Public Directorships:
AK Steel Holding Corporation (2017 - 2020)
Key Energy Services, Inc. (2007 - 2016)

Specific qualifications, experience, skills and expertise:
▪Possesses extensive business and management experience, drawing from Ms. Yocum's distinguished career in the financial services industry and from her prior service on other public company boards
▪Chair of the Audit Committee of Hamilton Lane Alliance Holdings I, Inc.
▪Former member of the Audit Committee of AK Steel Holding Corporation; and former chair of the Audit Committee of Key Energy Services, Inc.

Former Executive Vice President and Managing Executive of PNC Bank's Asset Management, from 2003 to 2016. Ms. Yocum held key leadership roles in PNC's investment management and wealth management businesses, including P&L responsibility for several business units and strategic planning roles. Ms. Yocum's experience also includes regulatory, risk management and compliance matters. Since August 2019, Ms. Yocum serves on the board of Glenmede Trust Company, NA, where she is a member of the Audit and Nominating Committees. Ms. Yocum received her Bachelor of Arts degree in Economics and Political Science from Dickinson College and her J.D. from Villanova School of Law.

2022 Proxy Statement	23

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

The following table sets forth the amount and percent of our common shares that, as of February 28, 2022 (except as otherwise indicated), are deemed under the rules of the SEC to be “beneficially owned” by each of the directors named in this proxy statement, our CEO, CFO and the other NEOs as identified in the SCT, individually, and collectively by each of our current directors and executive officers as a group, and by any person or “group” (as the term is used in the Securities Exchange Act of 1934 (the "Exchange Act")) known to us as of that date to be a “beneficial owner” of more than five percent or more of our outstanding common shares. None of our common shares owned by our directors or executive officers are pledged as security.

NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF "BENEFICIAL OWNERSHIP" (1)
	BENEFICIAL OWNERSHIP (2)	INVESTMENT POWER		VOTING POWER		PERCENT OF CLASS (3)
		SOLE	SHARED	SOLE	SHARED
Directors
John T. Baldwin	113,727	113,727	—	113,727	—	—
Robert P. Fisher, Jr.	179,666	179,666	—	179,666	—	—
William K. Gerber	122,874	122,874	—	122,874	—	—
Susan M. Green	91,082	91,082	—	91,082	—	—
Ralph S. Michael, III	147,136	147,136	—	147,136	—	—
Janet L. Miller	72,967	72,967	—	72,967	—	—
Gabriel Stoliar	229,142	229,142	—	229,142	—	—
Douglas C. Taylor	201,162	201,162	—	201,162	—	—
Arlene M. Yocum	76,683	76,683	—	76,683	—	—
Named Executive Officers
Lourenco Goncalves	4,450,292	4,450,292	—	4,450,292	—	—
Celso L. Goncalves Jr.	60,752	60,752	—	60,752	—	—
Keith A. Koci	169,967	169,967	—	169,967	—	—
Clifford T. Smith	436,232	436,232	—	436,232	—	—
Terry G. Fedor	382,450	382,450	—	382,450	—	—
Maurice D. Harapiak	360,875	360,875	—	360,875	—	—
All Current Directors and Executive Officers as a group (18 Persons)	7,514,729	7,514,729	—	7,514,729	—	1.43
Other Persons
The Vanguard Group, Inc. (4) 100 Vanguard Blvd. Malvern, PA 19355	42,230,723	41,589,740	640,983	—	240,971	8.05
BlackRock Inc. (5) 55 East 52nd Street New York, NY 10055	37,770,610	37,770,610	—	36,335,642	—	7.20
(1)Under the rules of the SEC, “beneficial ownership” includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to “beneficially own” the securities even if he or she has no right to receive any part of the dividends on or the proceeds from the sale of the securities. Also, because “beneficial ownership” extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed “beneficially owned” by two or more persons shown in the table. Information with respect to “beneficial ownership” shown in the table above is based upon information supplied by our directors and executive officers and filings made with the SEC or furnished to us by any shareholder.
(2)Amounts reported in this column include shares subject to options that are currently exercisable or exercisable within 60 days of February 28, 2022, as follows: 187,136 shares for Mr. Goncalves; 27,430 shares for Mr. Smith; 27,430 shares for Mr. Fedor; and 24,154 shares for all other executive officers as a group.
(3)Less than one percent, except as otherwise indicated.
(4)The Vanguard Group, Inc. reported its ownership on Amendment No. 11 to Schedule 13G filed with the SEC on February 9, 2022.
(5)BlackRock Inc. reported its ownership on Amendment No. 7 to Schedule 13G filed with the SEC on February 1, 2022.

2022 Proxy Statement	24

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides certain information as of December 31, 2021 regarding securities to be issued pursuant to outstanding stock options, restricted stock units and performance-based awards and securities remaining available for issuance under our equity plans. Each of the Cliffs Natural Resources Inc. Amended and Restated 2012 Incentive Equity Plan (the "A&R 2012 Incentive Equity Plan"), the Amended and Restated Cliffs Natural Resources Inc. 2015 Equity and Incentive Compensation Plan (the "A&R 2015 Equity Plan"), the Cleveland-Cliffs Inc. 2021 Equity and Incentive Compensation Plan (the "2021 Equity Plan"), and the Directors' Plan were approved by our shareholders.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (a)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (b)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a)) (c)
Equity Compensation Plans Approved by Security Holders	7,622,959	(1)	$12.75	(2)	28,730,308	(3)
Equity Compensation Plans Not Approved by Security Holders	—		__		—
Total	7,622,959				28,730,308
(1)    Includes the following securities to be issued upon exercise or vesting of:
•4,439,333 performance shares from the 2021 Equity Plan and the A&R 2015 Equity Plan, which assumes a maximum payout of 200% upon meeting certain performance targets (as a result, this aggregate reported number may overstate actual dilution);
•2,063,942 restricted stock units for employees under the 2021 Equity Plan and the A&R 2015 Equity Plan and 117,624 deferred shares under the Directors' Plan; and
•1,002,060 stock options that are outstanding as of December 31, 2021.
The A&R 2015 Equity Plan uses a fungible share pool under which each share issued pursuant to an option or stock appreciation right ("SAR") reduces the number of shares available by one share, and each share issued pursuant to awards other than options or SARs reduces the number of shares available by two shares. This aggregated reported number reflects the actual number of shares that would be issued in settlement of these awards and does not reflect the fungible impact on the A&R 2015 Equity Plan if these awards were earned in total, which impact would be 11,969,788 shares.
(2)    Restricted stock units and performance-based awards are not taken into account in the weighted-average exercise price as such awards have no exercise price.
(3)    Includes the following securities:
•27,969,813 common shares remaining available under the 2021 Equity Plan that may be issued in respect of stock options, SARs, restricted shares, restricted stock units, deferred shares, performance shares, performance units, retention units, and dividends or dividend equivalents; and
•760,495 common shares remaining available under the Directors’ Plan that may be issued in respect of restricted shares, restricted stock units, deferred shares and other awards that may be denominated or payable in, valued by reference to or based on common shares or factors that may influence the value of the common shares.

2022 Proxy Statement	25

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION
The CD&A describes in detail our executive compensation program for 2021 for our NEOs, consisting of our principal executive officer, our principal financial officers and the next three highest paid executive officers employed as of December 31, 2021.

OUR NEOs FOR 2021:
Lourenco Goncalves	Chairman, President and CEO
Celso L. Goncalves Jr.	Executive Vice President, CFO
Keith A. Koci	Executive Vice President & President, Cleveland-Cliffs Services
Clifford T. Smith	Executive Vice President & President, Cleveland-Cliffs Steel
Terry G. Fedor	Executive Vice President, Operations, East
Maurice D. Harapiak	Executive Vice President, Human Resources & Chief Administration Officer
2021 Leadership Transitions
We experienced several NEO transitions during 2021:
•Mr. Koci was promoted to Executive Vice President & President, Cleveland-Cliffs Services, effective September 1, 2021;
•Simultaneously, Mr. C. Goncalves, our former Senior Vice President, Finance & Treasurer, was promoted and replaced Mr. Koci as Executive Vice President, CFO, effective September 1, 2021;
•Mr. Smith transitioned from Executive Vice President, Chief Operating Officer to Executive Vice President & President, Cleveland-Cliffs Steel, effective September 1, 2021; and
•Mr. Fedor shifted from Executive Vice President, Chief Operating Officer, Steel Mills to Executive Vice President, Operations, East, effective September 1, 2021.
We believe that this realignment of our executive leadership structure repositions our senior team toward our current and future business needs and opportunities. The realignment of executive leadership will enable us to continue to lead the Company in a progressive and sensible manner to deliver long-term growth and total shareholder return.
Our CD&A and the related compensation tables and narratives cover our NEOs for 2021 and analyze a variety of compensation decisions and actions. The following discussion focuses primarily on compensation actions taken and decisions made during our 2021 fiscal year, but also may contain information regarding compensation actions taken and decisions made either before or after the fiscal year to the extent that such information enhances the understanding of our executive compensation program. The CD&A includes a description of the principles underlying our executive compensation policies and our most important executive compensation decisions for 2021 and provides analysis of these policies and decisions. The discussion gives context for, and should be read together with, the data presented in the compensation tables, the footnotes and narratives to those tables and the related disclosures appearing elsewhere in this proxy statement.

2022 Proxy Statement	26

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
Excellent Management Track Record
In 2021, our management team delivered for our shareholders by producing a period of record financial performance in the Company’s 174-year history. The advantages of our unique, vertically integrated and quality-focused business model, as well as the immediate benefits of the transformational acquisitions that were completed in 2020, were on full display during 2021 as we achieved these phenomenal results. The commercial actions taken by management, along with a healthy demand environment for steel, drove substantially higher selling prices for the majority of the products we sell, and we adjusted production accordingly to meet the needs of our order book. Combined with this, our leadership was able to manage costs better than our peers due to our vertically integrated footprint, which reduces the impact of material price inflation on our major cost inputs. As a result, we experienced the following outstanding financial performance in 2021:
•Record revenues, net income, Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“Adjusted EBITDA”) and operating cash flow;
•Greatly strengthened balance sheet; and
•One-year, three-year and five-year total shareholder returns higher than our peer groups, the SPDR S&P Metals and Mining ETF and the S&P 500 Index.
Managing the Business During the COVID-19 Pandemic
In July 2021, we launched the Vaccine Program that was developed in partnership with our labor unions, including the USW, the UAW and the IAM. The intent of the Vaccine Program was to protect our workforce by providing employees with a positive incentive to receive a COVID-19 vaccine. Under the Vaccine Program, we committed to pay at least $1,500 to each employee who received a COVID-19 vaccine. For employees at locations with a collective vaccination rate of at least 75%, we committed to pay an additional $1,500 to each vaccinated employee from that location, amounting to a total opportunity of $3,000 per employee.
We achieved a total reported vaccination rate of 75%, or nearly 19,000 employees out of our total workforce at the time of approximately 26,000 employees. Also, 27 of our then 43 locations achieved a vaccination rate of at least 75%. When the Vaccine Program was launched in July 2021, our Company-wide reported vaccination rate was only 35%, or only approximately 9,000 employees. In the 45 days the Vaccine Program was in place, our vaccination rate more than doubled, achieving vaccination rates significantly higher than the rates in the local communities where our facilities are located, as well as national vaccination rates. The initiative resulted in a payout of $45 million in total cash incentives to our vaccinated workforce. The successful vaccination program allowed us to operate efficiently and safely throughout the remainder of 2021 and into 2022.
2021 - A Record Year
Cleveland-Cliffs is the largest flat-rolled steel producer in North America. Founded in 1847 as a mine operator, we are also the largest manufacturer of iron ore pellets in North America. We are vertically integrated from mined raw materials, direct reduced iron, and ferrous scrap to primary steelmaking and downstream finishing, stamping, tooling, and tubing. We are the largest supplier of steel to the automotive industry in North America and serve a diverse range of other markets due to our comprehensive offering of flat-rolled steel products. Headquartered in Cleveland, Ohio, we employ approximately 26,000 people across our operations in the United States and Canada.
Our record performance in 2021 proved that the bold transformation we undertook over the past two years was not just to be bigger, but to be both stronger and more influential. The HRC index averaged $1,573 per net ton for 2021, a record year that was also 174% higher than 2020. The record prices for steel products in 2021 resulted from both supply and demand factors, each driven by a rapid recovery during the COVID-19 pandemic. Within two years, our revenues have grown from $2 billion to over $20 billion. In our first full calendar year with ownership of both AK Steel Holding Corporation ("AK Steel") and ArcelorMittal USA LLC ("AM USA") assets, we reduced our leverage to 1x (debt to trailing twelve months' Adjusted EBITDA), entered into the scrap business and achieved full run-rate nameplate annual capacity at our direct reduction plant.
Our consolidated revenues were $20.4 billion and $5.4 billion for the years ended December 31, 2021 and 2020, respectively. For 2021, we reported net income of $3.0 billion, compared to a net loss from continuing operations of $81 million in 2020. We reported 2021 Adjusted EBITDA of $5.3 billion, compared to $353 million in 2020.
Reconciliations for Adjusted EBITDA can be found in Annex A to this proxy statement.

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COMPENSATION DISCUSSION AND ANALYSIS

ADJUSTED EBITDA PERFORMANCE SINCE 2015

Adjusted EBITDA (in millions)
$293
$374
$460
$766
$525
$353
$5,262
2015
2016
2017
2018
2019
2020
2021

On November 18, 2021, Cliffs acquired FPT for a purchase price of approximately $775 million, on a cash-free and debt-free basis. Headquartered in Detroit, Michigan, FPT is among the largest processors and distributors of prime ferrous scrap in the United States, representing approximately 15% of the domestic merchant prime scrap market. FPT currently processes approximately three million tons of scrap per year, approximately half of which is prime grade.
FPT operates 22 scrap facilities, with approximately 90% of revenues originating from its Midwest locations, primarily in Michigan and Ohio. FPT already enjoys a significant position in automotive and industrial scrap, which is expected to grow as we leverage our long-standing flat-rolled automotive and other customer relationships into recycling partnerships to further grow our prime scrap presence.
In 2021, we reached full run-rate nameplate annual capacity at our state-of-the-art direct reduction plant in Toledo, Ohio. This facility produces high-quality HBI and is the first of its kind in the Great Lakes region. While we originally expected to be a merchant seller of HBI, following the acquisitions of AK Steel and AM USA, we have instead maximized the value of our HBI by utilizing it primarily in our blast furnaces, which allows us to improve costs and productivity while reducing our coke rates and lowering our carbon emissions. We are also able to use our HBI in EAFs and BOFs as an environmentally-friendly alternative to prime scrap and pig iron.
Our strategic objectives going forward can be summarized as follows:
•Maximize our Commercial Strengths – we take our leadership role in the industry very seriously and will continue to manage our steel output in a responsible manner. Additionally, as a result of our exposure to high-end markets, we have the highest fixed price contractual volumes in our industry, which reduces volatility and allows for more predictable through-the-cycle margins.
•Optimize our Fully-Integrated Steelmaking Footprint – we are fully focused on both maintaining and enhancing our cost advantage while also lowering emissions.
•Expand our Ferrous Scrap Recycling Presence – we are the largest source of steel that generates prime scrap in manufacturing facilities, and we will seek to leverage our long-standing flat-rolled automotive and other customer relationships into recycling partnerships to grow our ferrous scrap presence.
•Advance our Participation in the Green Economy – we are seeking to expand our customer base with the rapidly growing and desirable electric vehicle market and the modernization of the U.S. electrical grid.
•Enhance our Environmental Sustainability – we have announced a plan to reduce GHG emissions 25% by 2030 from 2017 levels. This goal represents combined Scope 1 (direct) and Scope 2 (indirect) GHG emission reductions across all of our operations.
•Improve Financial Flexibility – our top priority for the allocation of our free cash flow is improving our balance sheet via the reduction of long-term debt and returning capital to shareholders.

2022 Proxy Statement	28

COMPENSATION DISCUSSION AND ANALYSIS
Our share price performance compared to our peers in the one-year, three-year and five-year time periods is a clear illustration of the market's appreciation for our strategic direction. Three charts illustrating this relative performance can be found below and compare our share performance (CLF) to the share performance of the S&P 500 (S&P) and SPDR S&P Metals & Mining ETF (XME).

SHARE PERFORMANCE VS. XME AND S&P 500

1-Year Performance

Company	Price Change
Cleveland-Cliffs	**50%**
XME	35%
S&P 500	29%

3-Year Performance

Company	Price Change
Cleveland-Cliffs	**199%**
S&P 500	100%
XME	79%

5-Year Performance

Company	Price Change
Cleveland-Cliffs	**173%**
S&P 500	133%
XME	59%

Percentage Change
CLF 50%
XME 35%
S&P 29%
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21

CLF 199%
S&P 100%
XME 79%
Dec-18
Dec-19
Dec-20
Dec-21

CLF 173%
S&P 133%
XME 59%
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21

Note: Share price as of 12/31/21

Shareholder Engagement
Highlights
•Contacted our top 25 shareholders representing over 45% of our outstanding shares to request feedback and engagement (approximately 73% of the votes cast at our 2021 annual meeting);
•Met with proxy advisory firms Institutional Shareholder Services Inc. ("ISS") and Glass, Lewis & Co. ("Glass Lewis"); and
•Made Directors available to shareholders, with our Lead Director and Chair of our Compensation Committee participating in multiple engagement meetings.
Cliffs has always maintained open communications with the shareholder community. Seeking feedback from our shareholders on a regular basis is part of our approach to managing our executive compensation program. Our ongoing, open dialogue with our shareholders helps ensure that the Board and management are well-informed with insight into the views of our shareholders and helps increase shareholders' understanding of our business. Moreover, as reflected in our Corporate Governance Guidelines, our independent Lead Director and Compensation Committee Chair is available for consultation and, when requested, has communicated directly with major shareholders. These communications provide us important perspectives on how our executive compensation is viewed and how to better explain the philosophy, objectives and design of our compensation program.
In 2021, we received less than 50% support on Say-on-Pay. The Compensation Committee generally reviews and considers in its April or July meetings the results of the most recent Say-on-Pay vote. Each year, when designing in particular the incentive portions of the next year’s executive compensation program, the Compensation Committee takes into account these voting results, plus feedback from our shareholder engagement efforts and advice from the Compensation Committee's independent consultant. This feedback is vigorously

2022 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS
debated and evaluated among the Compensation Committee members and its independent consultant. Nevertheless, the Compensation Committee is heavily motivated by its own views as to our strategic direction, the actual achievements by our management team and the Company in recent years, and the long-term value being delivered for our investors.
The Board and Compensation Committee view their top priority as being stewards of the direction of the Company. Compensation philosophies and practices, which include both the base structure as well as the use of extraordinary achievement awards, are all viewed as valuable tools to properly incentivize and – importantly – reward management for steering the Company in the proper direction. The Compensation Committee does not wish to undertake any action to limit its flexibility in using any or all of these tools. Likewise, this same flexibility that allows for the grant of special rewards for outperformance can also be used to adjust compensation for underperformance. While certain stakeholders may value a more rigid compensation structure despite strong management performance, the Compensation Committee also feels a rigid structure could ultimately work against shareholders' investment goals in the event of underperformance. This flexible approach to compensation is consistent with the Board's priorities in ensuring the Company is heading in the proper strategic direction.
Due to Cliffs' outstanding total shareholder return ("TSR") performance over the past several years, the Compensation Committee views its compensation practices as providing the proper incentives and rewards to drive strong business outcomes. In the Compensation Committee’s view, changes to these practices could risk this excellent performance track record and contribute to shareholder returns below the peer group. The Compensation Committee specifically recognizes the unique talent and skill-set of our CEO, Lourenco Goncalves, and believes his outstanding performance warrants the award opportunities and rewards that the Compensation Committee grants. His unique attributes were not only demonstrated by the Company's performance over the past year, but also by the recognition he received in 2021 by leading industry publications and trade groups, including:
•AIST Steelmaker of the Year;
•S&P Global Platts Metals CEO/Chairperson of the Year;
•Association of Steel Distributors Steel Executive of the Year; and
•Fastmarkets Steel Advocate of the Year.
As is our practice, at the Compensation Committee’s direction, we reached out to shareholders to solicit their feedback on our compensation program, as well as our strategy and performance, corporate governance, sustainability and other topics. Specifically, we reached out to our top 25 shareholders representing approximately 45% of our outstanding common shares (approximately 73% of the votes cast at our 2021 annual meeting). Six shareholders, representing approximately 24% of our outstanding common shares (approximately 42% of the votes cast at our 2021 annual meeting), agreed to engage with us. Members of our senior management team, and in certain cases our independent Lead Director, met separately with each of these shareholders that accepted our invitation to engage during 2021 and early 2022. In addition, we reached out to Glass Lewis and ISS, the two largest proxy advisory firms that advise regarding shareholder votes, representing approximately 98% of the market for proxy advisory services, to engage in conversations on our executive compensation program. Each firm agreed to engage with members of our senior management team and the Chair of our Compensation Committee during early 2022. During our meetings, we provided an open forum to each shareholder and advisory firm to discuss and comment on any aspects of our executive compensation program and relayed this feedback to our Board. These meetings provided the Compensation Committee and our Board with further insights into the perspectives of our shareholders and other stakeholders on our executive compensation program.
This targeted engagement effort supplemented the regular ongoing communications between our management and shareholders. During 2021, members of our senior management team participated from time to time in over 800 shareholder meetings and 16 virtual or in-person conferences.
Say-on-Pay Response
The feedback from our shareholder engagement efforts indicated that our overall compensation structure is aligned with shareholders’ interests; however, because our executive compensation program does not necessarily conform to market practice or certain stakeholders' guidelines, our shareholders would like to see additional information about how the Compensation Committee makes decisions. Below is a summary of the shareholder feedback we heard and how we responded.

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COMPENSATION DISCUSSION AND ANALYSIS

WHAT WE HEARD...	HOW WE RESPONDED...

Shareholders questioned the special discretionary award in 2021 and whether the underlying achievements were already incorporated into the strategic initiatives included in the annual compensation plan.
✓
The Compensation Committee acknowledges that special discretionary awards are tools that should be used only in extraordinary circumstances. We engaged with our shareholders and noted the extraordinary circumstances during the past two years, as explained below and on page 45. In response to shareholder concerns, the Compensation Committee made a commitment to not make special discretionary awards to executive officers except in extraordinary circumstances where the compensation objectives cannot be addressed through our annual compensation program. The Compensation Committee concluded that, for 2020, extraordinary circumstances existed where, in less than a one-year period, our management team led our transformation from effectively a regional iron ore miner into the largest flat-rolled steel producer in North America. We went from approximately 2,000 employees to approximately 26,000 employees, and we went from annual revenues of approximately $2 billion to approximately $20 billion. This was accomplished through the acquisitions of AK Steel and AM USA, both of which were completed during 2020. The strategic plan was set out early in 2020 and was in place before the AM USA acquisition was a possibility. The management team not only successfully navigated through the pandemic but also completely transformed our business during this challenging period. The Compensation Committee fully recognized both the bold vision and successful execution of the unprecedented industry consolidation and determined it appropriate and in shareholders' long-term interests to reward management for their efforts.

Shareholders questioned the magnitude of the special discretionary award payment in 2021.	✓	The financial metric of the annual incentive for 2020 did not pay out due to COVID-19. The Compensation Committee determined it appropriate and in shareholders' long-term interests to reward management for the successful actions taken by the Company, specifically their efforts to complete the AK Steel and AM USA acquisitions. The Compensation Committee believed the results merited special recognition. We believe the appropriateness of the special discretionary payment has been proven by Cliffs' TSR outperformance.
Shareholders questioned the magnitude of total CEO compensation relative to peers.	✓	We have a uniquely talented CEO that has not only led a complete turnaround of a company that may have been headed for bankruptcy, but has also led our transformation from a regional iron ore miner to the largest flat-rolled steel producer in North America, set up to thrive in the evolving domestic steel market. In 2021, the Company had its best financial year in its 174-year history, as it achieved record financial performance across all relevant metrics. Our share performance under our CEO's leadership has also dramatically outperformed our peer group, and as such we believe the level of compensation is more than justified to retain such a qualified leader.
Shareholders asked us to provide further commentary on how strategic goals are set and the evaluation process, as well as quantitative metrics.	✓	We enhanced our disclosure significantly on the goal setting and evaluation process. In order to ensure the long-term health of our business, we need to make sure our executive team is incentivized by more than just short-term measurable indicators. We do use quantitative statistics, like synergy figures and project costs, from time to time as part of this evaluation process.
Shareholders asked us to further explain how the Compensation Committee chooses metrics and determines the weightings for those metrics.	✓
We explained how the Compensation Committee chooses metrics and determines the weightings for those metrics listed below beginning on page 41 of this proxy statement. Specifically, we provided context around how the Compensation Committee designs the chosen metrics to align with shareholder interests and enhance shareholder value. For example, share performance is often driven by Adjusted EBITDA performance. For the past several years, analyst consensus estimates for future year Adjusted EBITDA are often aligned with the short-term targets set by our Compensation Committee. In theory, if the Company outperforms this goal, the shares should outperform as well.

We remain committed to giving our investors clear and concise proxy statement disclosure so that they can fully understand our executive compensation program and, in turn, vote on an informed basis on our Say-on-Pay proposal. To that end, our proxy statement disclosure explains both how our executive compensation program operates and how it aligns the interests of our executives with the long-term investment interests of our shareholders.
Our ongoing, open dialogue with our shareholders helps ensure that the Board and management regularly take the pulse of investor perspectives. After the shareholder engagement described above, however, the Compensation Committee continues to believe that it needs to have available and utilize valuable tools to properly incentivize and reward management for steering the Company in the proper direction.

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COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee does not wish to undertake any action to limit its flexibility in using any or all available tools. This flexible approach to compensation is consistent with the Board's priorities in ensuring the Company is heading in the proper strategic direction. We continue to believe that our shareholders should be supportive of the performance that our pay programs are specifically designed to help generate.
Pay and Performance Alignment. From the end of fiscal year 2018 through the end of fiscal year 2021, Cliffs delivered TSR of 199%, while the CEO’s total SCT compensation over the same period increased by 52%. This complementary trend demonstrates strong pay for performance alignment between our CEO's total compensation and our TSR performance. The first chart below highlights our recent relative share performance (CLF) as compared to the share performance of certain other major companies in the North American steel industry: United States Steel Corporation (X); ArcelorMittal (MT); Steel Dynamics, Inc. (STLD); and Nucor Corporation. The second chart below demonstrates the strong linkage between our TSR performance and our CEO's pay.

3 YEAR SHARE PERFORMANCE VS. PEERS

Company	Price Change
Cleveland-Cliffs	**199%**
Nucor	140%
Steel Dynamics	125%
ArcelorMittal	57%
US Steel	33%

300
250
200
150
100
50
0
-50
-100
Percentage Change
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
CLF 199%
NUE 140%
STLD 125%
MT 57%
X 33%

3 YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN VS. CEO PAY

$299
$200
$100
$113
$24.5
$18.5
$16.1
2019
2020
2021
Total CEO Pay (In Millions)
CLF TSR (Assumes Initital Investment of $100)

2022 Proxy Statement	32

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Program At-A-Glance
Our executive compensation program is designed to:
•Support the execution of our business strategy and long-term financial objectives;
•Reward executives for contributions at a level reflecting the Company's performance as well as their individual performance;
•Create shareholder value and returns to align the long-term interests of our NEOs with those of our shareholders; and
•Attract, motivate and retain highly talented executives who will promote both short- and long-term Company growth.
The NEOs' compensation program consists of three primary elements: base salary, annual incentive and long-term incentive. Our 2021 compensation components are detailed below:

	BASE SALARY	ANNUAL INCENTIVE	LONG-TERM INCENTIVE
			PERFORMANCE CASH	PERFORMANCE SHARES	RESTRICTED STOCK UNITS
Primary Objective	Attraction and retention	Motivate the achievement of short-term strategic and financial objectives	Attraction and retention as well as promotion of long-term strategic and financial objectives
Who Receives	All NEOs		All NEOs
Timing	Reviewed annually	Granted and paid annually	Granted annually
Form of Delivery	Cash		Cash	Shares
Performance Type	Short-term emphasis		Long-term emphasis
Performance Period	Ongoing	1 year	3 years		N/A
How Payout Is Determined	Compensation Committee judgment, with CEO input on NEOs base salary	Formulaic and Compensation Committee judgment	Formulaic, approved by Compensation Committee		Continued employment with Cliffs
Performance Measures	N/A	Company and individual performance factors	Relative TSR		N/A
In addition, for 2021, the Compensation Committee granted each NEO a discretionary achievement award equivalent in value to the NEO's 2021 annual incentive target award level in recognition of the Company’s substantial outperformance on both Adjusted EBITDA and Cliffs' share price, among other factors, as further described below.
2021 Incentive Program Results
For 2021, the Compensation Committee set target performance levels for our incentive programs based on our approved annual budget. Following the close of 2021, based on our financial and strategic performance achievements described above, and consistent with the design of our program, the Compensation Committee made the following incentive award payout decisions for fiscal 2021:
•2021 Annual Incentive Program – Awards paid out at 180% of target, reflecting performance against the results for the three metrics under the plan: Adjusted EBITDA (weighted 50%), strategic initiatives (weighted 40%) and safety (weighted 10%). For details, please refer to page 41 of this CD&A.
•2019-2021 Long-Term Incentive Program – The Compensation Committee determined that, for the three-year performance period ended December 31, 2021, we achieved relative TSR performance above maximum (96.4 percentile) compared to our comparator group, resulting in a payout level of 200% for the performance cash and performance share awards.

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COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION PHILOSOPHY AND CORE PRINCIPLES
The Compensation Committee designed our executive compensation program to help attract, motivate, reward and retain high-performing executives. The goal was to align pay with Cliffs’ performance in the short-term through variable cash compensation based on measures of financial performance and operational and strategic excellence and over the long-term through stock-based and cash-based incentives. Our compensation philosophy was to place a significant portion of compensation at risk based on our performance and increase the portion of compensation that is at risk as the responsibility level of the individual increases, consistent with market practices.
Our guiding compensation principles, as established by the Compensation Committee for 2021, were as follows:
•Align short-term and long-term incentives with results delivered to shareholders;
•Be transparent, ensure that executives and shareholders understand our executive compensation programs, including the objectives, mechanics, and compensation levels and opportunities provided;
•Design an incentive plan that focuses on performance objectives tied to our business plan (including profitability-related and cost control objectives), relative performance objectives tied to market conditions (including relative TSR, measured by share price appreciation plus dividends, if any) and performance against other key objectives tied to our business strategy (including safety);
•Provide competitive compensation elements over the short-term (base salary) and long-term (equity and retirement benefits) to encourage long-term retention of our key executives; and
•Continue to structure programs as in prior years to align with corporate governance best practices (such as not providing "gross-ups" related to change in control payments, using "double-trigger" vesting in connection with a change in control for equity awards, using Share Ownership Guidelines and maintaining a clawback policy related to incentive compensation for our executive officers).
Pay for Performance Compensation Mix
Pay for performance is a key feature in Cliffs' compensation philosophy. An essential principle of our compensation program is to tie compensation to the achievement of specific financial and performance goals that further our business strategies and reward actual performance. As such, a significant portion of our NEOs' compensation is conditioned on the achievement of challenging performance goals and, therefore, is at risk. The Company uses a three-year performance measurement period for all awards other than those under the annual incentive program to emphasize performance over a longer period of time and to mitigate compensation risk.

2021 AT–RISK COMPENSATION

		WHY WE PAY THIS ELEMENT		KEY CHARACTERISTICS
ANNUAL INCENTIVE PROGRAM: CASH	✓	Motivate and reward executives for performance on key strategic, operational and financial measures during the year.	✓	Earned annual cash incentive based on achieving Adjusted EBITDA, safety and strategic initiatives.
PERFORMANCE CASH AND SHARES	✓ ✓ ✓	Motivate and reward executives for performance on key long-term performance metric. Align the interests of executives with long-term shareholder value. Retain executives.	✓	The cash and shares are earned based on achieving relative TSR, as compared to comparator companies' returns in the metals and mining industry.
RESTRICTED STOCK UNITS	✓ ✓	Align the interests of executives with long-term shareholder value. Retain executives.	✓	Earned based on continued employment over a period of approximately three years.

2022 Proxy Statement	34

COMPENSATION DISCUSSION AND ANALYSIS
As illustrated in the charts below, 88% of our CEO’s, and 74% on average of our other NEOs', target total direct compensation for 2021 was at-risk compensation. For the 2021 fiscal year, the pay mix at target for the CEO and other NEOs is displayed below.

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COMPENSATION DISCUSSION AND ANALYSIS
Best Compensation Governance Practices
The Compensation Committee and management review the compensation and benefit programs for our NEOs to align the programs with our philosophy and objectives. Accordingly, the Company has adopted the following key policies and practices over the last several years in response to evolving good governance practices in executive compensation and changes in our business and industry:

WHAT WE DO...

✓	Set incentive award metrics that are objective and tie to Company performance
✓	Provide a considerable proportion of NEO compensation in the form of performance-based compensation
✓	Include caps on individual payouts in incentive plans
✓	Use double-trigger vesting in connection with a change in control with respect to our long-term equity awards
✓	Maintain an incentive compensation clawback policy
✓	Set significant share ownership guidelines for our NEOs
✓	Regularly engage with shareholders to discuss governance and executive compensation
✓	Conduct an annual Say-on-Pay advisory vote
✓	Conduct annual compensation-related risk reviews
✓	Maintain an insider trading policy that prohibits any officer from hedging or pledging Company securities
✓	Retain an independent executive compensation consultant to advise the Compensation Committee, which is composed entirely of independent directors
WHAT WE DON'T DO...

X	No highly leveraged incentive plans that encourage excessive risk taking
X	No employment agreements for executive officers
X	No repricing or backdating of stock options
X	No tax "gross-ups" on change in control payments related to excise taxes and cash paid in lieu of health and welfare benefits
X	No service credits for prior employment related to the Supplemental Executive Retirement Plan (the "SERP") benefit for all future hires

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COMPENSATION DISCUSSION AND ANALYSIS
DEVELOPMENT AND OVERSIGHT OF EXECUTIVE COMPENSATION
Compensation Setting Process
The Compensation Committee uses a multi-step process for setting compensation levels and opportunities and validating our pay targets. The table below describes and summarizes the analyses involved in this process:

PROCESS STEP / ANALYSIS	RESPONSIBILITY	PURPOSE	CONDUCTED

REVIEW OF ANNUAL AND LONG-TERM INCENTIVE PROGRAMS	▪Compensation Committee ▪Executive Management	Aligning incentive compensation with business plans	December – February
INDIVIDUAL PERFORMANCE ASSESSMENTS	▪Board of Directors ▪Compensation Committee ▪Executive Management	Evaluating individual performance of CEO and executive management	December – February
COMPANY ACHIEVEMENT OF PERFORMANCE GOALS	▪Compensation Committee ▪Executive Management	Determining award payments based on Company performance in completed performance periods	January – February
ASSESSMENT OF COMPENSATION RISK PROGRAMS	▪Compensation Committee ▪Executive Management	Determining if risks related to the Company’s incentive compensation plans are appropriately mitigated such that there is no reasonable likelihood of a material adverse impact on the Company	October
COMPENSATION COMPARATOR GROUP REVIEW	▪Compensation Committee ▪Executive Management	To be used as an input to design short- and long-term pay programs and determine base salary ranges to assess the competitiveness of total direct compensation awarded to executives	October
YEAR-TO-DATE PERFORMANCE REVIEW OF ANNUAL AND LONG-TERM INCENTIVE PLANS	▪Compensation Committee ▪Executive Management	Evaluating the performance of the incentive programs that were established in February	Ongoing
SHAREHOLDER OUTREACH	▪Compensation Committee ▪Executive Management	Obtaining shareholder feedback on concerns and questions relating to compensation program design and performance	Ongoing
SHARE OWNERSHIP REQUIREMENTS	▪Compensation Committee	To ensure that executive management has a meaningful direct ownership stake in Cliffs and that the interest of executives are aligned with shareholders	Ongoing
During the first quarter of the year, the Compensation Committee reviews our year-end financial results and, based on its evaluation of our achievement of the predefined financial goals and objectives, determines payouts for the awards from the previous plan year. Also during the first quarter of each fiscal year, the Compensation Committee authorizes compensation programs for the current year and establishes specific financial and strategic performance goals for relevant performance periods.
The Role of the Compensation Committee
The Compensation Committee establishes our executive compensation program, including compensation for our NEOs. The specific responsibilities of the Compensation Committee related to executive compensation include:
Oversight of Compensation Policies and Programs
•Oversee development and implementation of our compensation policies and programs for executive officers;
•Ensure that the criteria for awards under the Executive Management Performance Incentive ("EMPI") Plan and the Long-Term Incentive ("LTI") Program are appropriately related to our strategic plan and operating performance objectives; and
•Make recommendations to the Board with respect to the approval, adoption and amendment of all cash- and equity-based incentive compensation plans in which any executive officer of Cliffs participates.
Review of Executive Officer Performance and Approval of Compensation
•At least annually, evaluate the performance of the executive officers and determine and approve such executive officers’ compensation levels, except for the CEO;
•Approve the compensation level of the CEO, subject to ratification by the independent members of the Board;

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COMPENSATION DISCUSSION AND ANALYSIS
•Determine and measure achievement of corporate and individual goals and objectives for the executive officers under our incentive compensation plans; and
•Approve equity-based awards granted to employees.
Review of Employment and Severance Plans; Assistance in Succession Planning; Review of Candidates
•Review and recommend to the Board candidates for election as executive officers, and review and approve offers of employment with such officers;
•Review and approve severance or retention plans and any severance or other termination payments proposed to be made to executive officers; and
•Assist the Board with respect to management development and succession planning.
The Role of the Executive Officers
The following describes the role of the executive officers in 2021 in the compensation process:
•Proposed performance measures and levels for our annual and long-term incentive programs after reviewing our operational forecasts, key economic indicators affecting our businesses, historical performance, recent trends and our strategic plans;
•Proposed performance measures that they believed to be most important and meaningful to the achievement of our strategic goals; and
•Proposed what they believed to be the appropriate weighting for each factor in the calculation of overall incentive awards and threshold, target and maximum payout levels appropriate for each of the performance measures we chose.
The Compensation Committee, with the advice of its independent executive compensation consultant described below, reviews the proposed performance measures and weightings each December. At subsequent meetings in January and February, the Compensation Committee reviews and approves threshold, target and maximum payout levels and makes the final determination of what performance measures, weightings and payout levels will be used for each type of incentive award. The Compensation Committee often directs members of management to work with its independent executive compensation consultant to provide information and otherwise assist with the consultant’s analyses. However, the Compensation Committee does not delegate any of its decision-making authority to executive officers or other members of management.
The Role of the Executive Compensation Consultant
The Compensation Committee initially engaged Pearl Meyer & Partners, LLC ("Pearl Meyer") as its independent executive compensation consultant in 2014 and reviews the engagement on an annual basis. The executive compensation consultant reported directly to the Compensation Committee on all work assignments from the Compensation Committee. The Compensation Committee retained the executive compensation consultant directly, although in carrying out its assignments, the executive compensation consultant also interacted with management when necessary and appropriate. Specifically, members of management interacted with the executive compensation consultant to provide compensation and performance data for individual executives and the Company. In addition, the executive compensation consultant, in its discretion, sought input and feedback from our CEO and other members of management regarding its work product prior to presenting such work product to the Compensation Committee to confirm the work product’s alignment with our business strategy, determine what additional data needed to be gathered, or identify other issues.
The executive compensation consultant's work for the Compensation Committee with respect to 2021 compensation decisions included:
•Commenting on the competitiveness of our executive compensation programs;
•Advising on compensation program design and structure;
•Providing guidance with respect to the special discretionary achievement award;
•Reviewing the relationship between executive compensation and Company performance;
•Assisting in the preparation of our proxy statement;
•Conducting the annual risk assessment to confirm that metrics and initiatives are appropriate to drive high performance without encouraging undue risk-taking;
•Identifying a steel industry and general industry comparator group to use to assess the appropriateness and competitiveness of our executive compensation programs; and
•Benchmarking executive and nonemployee director compensation.

2022 Proxy Statement	38

COMPENSATION DISCUSSION AND ANALYSIS
The Independence of the Executive Compensation Consultant
With respect to Pearl Meyer, the Compensation Committee considers that the compensation consultant is independent and does not have a conflict of interest in its engagement by the Compensation Committee. In reaching this conclusion, the Compensation Committee considered the following factors confirmed to the Compensation Committee by the executive compensation consultant:
•The executive compensation consultant provides no other services to the Company (it provides only executive and director compensation advisory services to the Compensation Committee and Governance Committee, respectively);
•The executive compensation consultant maintains a conflicts policy to prevent a conflict of interest or other independence issues;
•None of the individuals on the executive compensation consultant's team assigned to the engagement has any business or personal relationship with members of the Compensation Committee outside of the engagement;
•Neither the individuals on the executive compensation consultant's team assigned to the engagement, nor to our knowledge the executive compensation firm, has any business or personal relationship with any of our executive officers outside of the engagement;
•None of the individuals on the executive compensation consultant's team assigned to the engagement maintains any direct individual position in our shares;
•The executive compensation consultant has regular discussions with only the members of the Compensation Committee (or select members of the Compensation Committee) present and when it interacts with management, it is at the Compensation Committee chair’s request and/or with the chair’s knowledge and approval;
•None of the individuals on the executive compensation consultant's team assigned to the engagement has provided any gifts, benefits, or donations to us, nor have they received any gifts, benefits, or donations from us; and
•The executive compensation consultant is bound by strict confidentiality and information sharing protocols.
Compensation Comparator Group Review
When making decisions regarding the compensation of our NEOs, the Compensation Committee considers information from a variety of sources and survey data, as well as detailed proxy analysis of the executive compensation among the members of our comparator group.
The Compensation Committee, with assistance from Pearl Meyer, periodically evaluates the structure of the comparator group based upon the Company's business profile. For 2021 compensation decisions, Pearl Meyer, at the direction of our Compensation Committee, utilized a wide range of industries and financial criteria to select publicly-traded companies in the steel, gold, fertilizers and agricultural chemicals, commodity/specialty chemicals, construction materials, and diversified metals and mining industries with comparable pay models, revenues and company market capitalization values.
Our 2021 compensation comparator group was unchanged from 2020, 2019, 2018 and 2017 and is comprised of 16 companies. Our compensation comparator group was selected in 2017 using criteria including: sales size range of approximately 0.50 to 2.0 times that of Cliffs and with a market value range of approximately 0.25 to 4.0 times that of Cliffs at that point in time. Our 2021 compensation comparator group consists of the following companies:

Agnico Eagle Mines Limited	Commercial Metals Company	Goldcorp, Inc.	Tronox Limited
Allegheny Technologies Incorporated	Compass Minerals International, Inc.	Kinross Gold Corporation	U.S. Concrete, Inc.
Carpenter Technology Corporation	Ferro Corporation	Schnitzer Steel Industries, Inc.	Vulcan Materials Company
CF Industries Holdings, Inc.	FMC Corporation	Scotts Miracle-Gro Company	Worthington Industries
In October 2021, the Compensation Committee requested Pearl Meyer to evaluate the appropriateness of the compensation comparator group for the Company following the Company's recent mergers and acquisitions activity. In selecting the new compensation comparator group, the Compensation Committee considered companies that are:
•U.S. publicly-traded companies on major exchanges;
•Direct business competitors;
•Labor market competitors;
•In a similar industry (for example Materials, Building Products, Industry Conglomerates, Machinery and other companies subject to similar economic opportunities and challenges); and
•At a similar scale (revenue approximately 0.50 to 2.5 times that of Cliffs and market capitalization).

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Following this review, the Compensation Committee determined that our 2022 compensation comparator group will consist of the following companies:

Alcoa Corporation	Johnson Controls International	Reliance Steel & Aluminum Co.
Cummins Inc.	LyondellBasell Industries N.V.	Stanley Black & Decker, Inc.
DuPont de Nemours, Inc.	Nucor Corporation	Steel Dynamics, Inc.
Freeport-McMoRan Inc.	PACCAR Inc.	Trane Technologies
Illinois Tool Works Inc.	Parker-Hannifin Corporation	United States Steel Corporation
International Paper Company	PPG Industries, Inc.	WestRock Company
ANALYSIS OF 2021 COMPENSATION DECISIONS
Base Salary
The Compensation Committee annually reviews and approves the base salaries for the CEO and other executives, including the NEOs. In making a determination of the appropriate level of an executive's base salary, the Compensation Committee considers a number of factors, including:
•Range, scope and complexity of each NEO's role;
•Comparability with the external (market median) and internal marketplace (roles of similar responsibilities, experience and organizational impact);
•Individual performance;
•Tenure and experience; and
•Retention considerations.
Effective January 1, 2021, the Compensation Committee approved the base salaries of the NEOs and determined the following: (1) Messrs. Koci and Fedor's merit increases were primarily implemented to move their base salaries closer to the market median, plus a merit increase of 2%, which was consistent with the merit increase generally applied to the salaried employees of the Company; and (2) the remaining NEOs each received a merit increase of approximately 2%, which was again consistent with the merit increases generally applied to the salaried employees of the Company.
In addition, the Compensation Committee approved promotions for Messrs. C. Goncalves and Koci effective September 1, 2021. Salary increases in September 2021 for these promotions reflect the skills, responsibilities, span and intricacy of each role. The shift of our executive leadership repositions our senior team toward our current and future business needs and opportunities and further incentivizes our executive leadership team to continue to lead the Company in a progressive and sensible manner to deliver long-term growth and total shareholder return.
The following were the base salaries for the NEOs throughout 2021:

			2021 BASE SALARIES
	2020 ($)	INCREASE (%)	JANUARY 1, 2021 ($)	INCREASE (%)	SEPTEMBER 1, 2021 ($)
Goncalves	1,900,000	2.0	1,938,000	—	1,938,000
C. Goncalves	325,000	2.2	332,000	65.7	550,000
Koci	500,000	12.2	561,000	15.9	650,000
Smith	750,000	2.0	765,000	—	765,000
Fedor	550,000	9.1	600,000	—	600,000
Harapiak	550,000	2.0	561,000	—	561,000

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COMPENSATION DISCUSSION AND ANALYSIS
Annual Incentive Program (EMPI Plan)
Our EMPI Plan provides an opportunity for our NEOs to earn an annual cash incentive based on our financial and strategic performance relative to business plans and thereby align actual pay results with the short-term business performance of the Company. Target annual incentives generally are positioned at or above market median. Therefore, when combined with salaries generally at median, the total target cash compensation opportunity for our NEOs generally is positioned at or above market median on average, which approach is needed to attract and retain talent in a competitive job market. The positioning of individual NEOs may vary from this general target based on the factors described above.
The EMPI Plan award payout is calculated as follows:

Base Salary ($)	X	Target Award Level (%)	X	2021 Funding (%)	=	EMPI Award ($)
2021 EMPI Plan Award Opportunities. In January 2021, the Compensation Committee established threshold, target and maximum EMPI Plan award opportunities, expressed as a percentage of base salary, for each NEO. Actual incentive payouts below maximum funding levels were determined under a weighted scoring system, with the scoring of each performance metric expressed as a percentage of the maximum payout, subject to Compensation Committee negative discretion.
EMPI Plan award opportunities (expressed as a percentage of the base salary effective January 1, 2021 and September 1, 2021) were as follows:

EMPI PLAN AWARD OPPORTUNITIES

	2021 BASE SALARY ($)	THRESHOLD (%)	TARGET (%)	MAXIMUM (%)
Goncalves	1,938,000	100	200	400
C. Goncalves	332,000 (1)	45	90	180
	550,000 (2)	50	100	200
Koci	561,000 (1)	50	100	200
	650,000 (2)	60	120	240
Smith	765,000	60	120	240
Fedor	600,000	50	100	200
Harapiak	561,000	50	100	200
(1)Represents Messrs. C. Goncalves and Koci's base salary and annual incentive target as of January 1, 2021.
(2)Represents Messrs. C. Goncalves and Koci's base salary and annual incentive target as of September 1, 2021.

2021 EMPI Plan Performance Measures. The EMPI Plan uses a performance scorecard with performance standards that are related to Cliffs' financial metrics, strategic initiatives and safety. The annual incentive program is based 50% on financial performance, 40% on strategic initiatives and 10% on Safety Scorecard (the "Safety Scorecard") evaluation. Cliffs believes that a significant portion of our NEOs’ potential compensation should be dependent on our business results as well as our NEOs’ successful leadership.
How the Compensation Committee chooses metrics and determines the weightings for those metrics. Each year during the months of December through February, the Compensation Committee meets to determine appropriate metrics for the upcoming year. The Compensation Committee evaluates information and analyses provided by management and its independent compensation consultant to assess which metrics are expected to properly motivate management to produce short-term and long-term value for our shareholders. The compensation consultant provides the Compensation Committee with market data and other information about our peers. The Compensation Committee then reviews this information in the context of our short-term and long-term strategy, as well as the metrics used in previous years.
Our annual incentive program is designed to drive profitable growth and long-term shareholder value creation. As such, we use a carefully balanced mix of quantifiable financial metrics, as well as strategic and operational metrics – with a heavier emphasis on Adjusted EBITDA because of its strong line of sight to profitability. The strategic performance measures in the 2021 program placed a specific focus on integrating the assets acquired in 2020 and optimizing our footprint, which are critical to our strategic growth and long-term transformation objectives.
For 2021, the Compensation Committee made the following determinations regarding metrics and weightings for our annual incentive program:
•Adjusted EBITDA (50%): The Compensation Committee continued to utilize Adjusted EBITDA as a financial performance metric. The Compensation Committee believes that Adjusted EBITDA provides the most accurate measure of our ongoing core operating

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results and is the most accurate reflection of our Company’s financial performance. It also allows the Compensation Committee to more fully assess the Company’s productivity and efficiency, as well as to evaluate comparative results period-over-period. The Compensation Committee chose this metric because it keeps management focused on sustaining and improving the Company’s underlying business value each year. Given the importance of this financial metric, the Compensation Committee continues to believe that 50% of the annual incentive should be tied to Adjusted EBITDA.
•Strategic Initiatives (40%): Qualitative, business plan-driven strategic initiatives are an important part of growing our long-term value. Following the acquisitions of AK Steel and AM USA, we became the largest flat-rolled steel company in North America. Our extensive operational footprint and large employee population means that our business depends on more than simply meeting financial targets each year. We require our executives to focus on advancing and completing specific projects and initiatives related to our long-term growth and sustainability. Each year the Compensation Committee reviews our strategy and develops related qualitative initiatives as additional measures for the annual incentive compensation program. For 2021, the Compensation Committee again set the weighting of strategic initiatives at 40% of the annual incentive in order to emphasize the importance of these metrics and determined that management should be focused on the following strategic initiatives:
◦Establish Cleveland-Cliffs Safety Program and Culture within newly acquired Assets;
◦Extend/Increase Hibbing Taconite Ore Reserve Base;
◦Information Technology ("IT") System Integration to Support Consolidated Business;
◦Develop Merchant Pig Iron Business Plan; and
◦Any initiatives the Compensation Committee deemed significant to advance the Company.
•Safety Scorecard (10%): We own and operate an expanding footprint of mining, manufacturing and processing facilities as part of our business. The health and safety of our employees and contractors remains a cornerstone of the sustainability of our Company, and we take pride in fostering a compliance culture that strives to meet or exceed all applicable regulatory requirements. As such, the Compensation Committee again chose to integrate a Safety Scorecard into the annual incentive program to keep management focused on ensuring the safety and well-being of our employees and contractors. The Safety Scorecard measures TRIR. The formula for calculating TRIR is total number of recordable cases, multiplied by 200,000, divided by total hours worked by all employees during the year covered. TRIR is generally considered an excellent performance indicator of the Company’s safety culture, as it represents the number of injuries per hours worked. Furthermore, although TRIR is a lagging indicator, its primary value as a metric is to evaluate and quantify the Company’s safety performance. The Compensation Committee determined that the Safety Scorecard should be a significant part of the annual incentive program, but not the primary driver, so the Compensation Committee again set the weighting for the Safety Scorecard at 10% of the annual incentive.
2021 EMPI Plan Target Setting and 2021 Results. Performance targets and ranges under the EMPI Plan were established and approved by the Compensation Committee in the first quarter of 2021, taking into consideration management's financial and strategic plans for the current year. The Adjusted EBITDA and the Safety Scorecard were assigned a minimum threshold level, a target level and a maximum level, representing attainment of 25%, 50% and 100%, respectively, of the EMPI Plan maximum award opportunities associated with those elements. The Compensation Committee set the EMPI Plan metrics for 2021 so that the relative difficulty of achieving the target level is expected to be consistent from year to year. The objective is to establish target goals in any given year that are challenging yet achievable, with a much higher level of difficulty to achieve performance that generates the maximum payout. For performance below the minimum threshold performance requirement for each metric, funding would be zero percent for that factor.
How the Compensation Committee sets goals for metrics. After the Compensation Committee determines appropriate metrics to use for the annual incentive program, the Compensation Committee then determines the appropriate goals for those metrics. For each metric, the Compensation Committee reviews information provided by management, including the Company’s business plan, budget and internal goals. The Compensation Committee then reviews goals set for the prior year, as well as results achieved in the prior year. Generally, the Compensation Committee prefers to set goals for metrics that exceed prior years’ results. However, the Compensation Committee understands that this method is not always practical, especially in our highly cyclical industry that can be impacted by external forces beyond the control of management, including the COVID-19 pandemic.
For 2021, the Compensation Committee made the following determinations regarding goals for annual incentive metrics:
•Adjusted EBITDA (50%)
◦When setting the Adjusted EBITDA target for 2021, the Compensation Committee considered analyst consensus estimates for the Company at the time of goal setting, as well as our profitability drivers, most notably average selling prices, cash costs and sales volumes, together with expected commodity prices. These factors were rigorously discussed, debated and agreed upon by the Compensation Committee before setting the final target. After reviewing this information, the Compensation Committee chose an Adjusted EBITDA target of $1,600 million (compared to a target of $500 million in 2020).

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◦We reported 2021 Adjusted EBITDA of approximately $5,300 million. This result was above the maximum goal for payout of this metric, so the Compensation Committee approved a 200% percent payout for this metric. The rigor of our consistent Adjusted EBITDA goals under our annual incentive program has proven appropriate over time, with balanced achievement over the past three years, comprised of achievement between target and maximum for 2019, achievement below threshold for 2020, and maximum achievement for 2021.
◦See Annex A to this proxy statement for an explanation of our non-GAAP financial measure, Adjusted EBITDA.
•Strategic Initiatives (40%)
◦As discussed above, the Compensation Committee values strategic initiatives because they are generally geared toward the long-term health and success of the Company, which cannot be captured in short-term quantitative metrics. Although the strategic initiatives selected for inclusion in the short-term incentive plan may not have quantitative features that are readily measurable by external stakeholders, the Compensation Committee evaluates their achievement rigorously against the Company's dynamic and evolving strategic priorities.
◦The strategic initiatives chosen by the Compensation Committee in early 2021, the importance of those initiatives to the Company, and the achievements by management during 2021, are each described below:

Establish Cleveland-Cliffs Safety Program and Culture within newly acquired Assets

✓✓
Goal: Establish the legacy Cleveland-Cliffs safety systems, programs and culture within the newly acquired assets.
Importance of Initiative: The Compensation Committee wants to ensure that management is focused on the well-being of our employees and contractors. In order to do so, an initiative was set to establish the legacy Cleveland-Cliffs safety program and culture within the newly acquired assets, including both the legacy AK Steel and AM USA facilities. The impressive track record of our safety performance is a result of the safety systems, programs and culture that has been in place at the legacy Cleveland-Cliffs operations.
Result: By the end of 2021, the newly acquired assets and facilities adopted the systems, programs and culture set forth by Cleveland-Cliffs by leveraging legacy safety systems and programs and implementing them through an extensive safety transformation program.

Extend / Increase Hibbing Taconite Ore Reserve Base

✓✓
Goal: To perform a thorough study of the iron ore reserves at Hibbing Taconite and develop a strategic plan to ensure the Company has the iron ore reserves necessary for the long-term success of the business.
Importance of Initiative: Given the expected remaining mine life at Hibbing Taconite, the Compensation Committee set an initiative for management to perform a thorough study of the iron ore reserves at Hibbing Taconite and develop a strategic plan to ensure the Company has the iron ore reserves necessary for the long-term success of the business.
Result: Our management team conducted a study throughout the year and presented findings to the Board. It was determined that the Company has a strategy in place that will ensure the Company will have the necessary iron ore reserves for the long-term success of the business. Moreover, the Company chose not to invest significant additional capital in the Hibbing Taconite mine at this time, but rather purchased the FPT scrap business to increase the critical raw materials available to the Company’s steel operations.

IT System Integration to Support Consolidated Business

✓✓
Goal: To integrate the newly acquired assets onto Cleveland-Cliffs' IT network.
Importance of Initiative: Following the completion of the AM USA transaction, the Compensation Committee set a target to integrate IT systems to support the consolidated business. It is critical to have universal IT capabilities across the consolidated business to operate efficiently and to maintain safety and reporting systems.
Result: The IT integration was a monumental task that was completed during 2021 and included migrating approximately 1,400 servers during operational downtimes and moving more than 15,000 devices over to the Company’s network.

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COMPENSATION DISCUSSION AND ANALYSIS

Develop Merchant Pig Iron Business Plan

✓✓
Goal: Conduct a formal study on potentially entering the merchant pig iron business.
Importance of Initiative: As new EAF capacity is set to come online over the next five years, which is expected to result in increased demand for raw materials used in EAFs, including pig iron, the Compensation Committee wanted management to conduct a formal study on potentially entering the merchant pig iron business.
Result: The management team conducted a thorough study and presented the options to the Board. It was determined that it would put the Company at a competitive disadvantage to enter the merchant pig iron business at this time. As an alternative to merchant pig iron, management developed a strategy to enter the scrap business through the acquisition of FPT, which was completed in November 2021. The FPT acquisition provides the Company flexibility to both use scrap internally and sell scrap externally.

Any Initiatives the Compensation Committee deems significant to advancing the Company

✓✓
Goal: Maintain strategic focus and take advantage of opportunities in the market while navigating through the COVID-19 pandemic.
Importance of Initiative: Management, in consultation with the Compensation Committee where appropriate, should be empowered and incented to generate and execute on additional strategic initiatives that are identified during the course of the year and that are critical to the long-term development of the business, even if the opportunity first arises only after the Compensation Committee has already established the Company's other strategic initiatives for purposes of the annual EMPI program.
Result: As discussed above, the management team identified, negotiated and successfully completed the acquisition of FPT during 2021. FPT is among the largest processors and distributors of prime ferrous scrap in the United States, representing approximately 15% of the domestic merchant prime scrap market. This transaction represents an important strategic accomplishment for the Company because, among other things, we consume a significant amount of scrap as a raw material in our steelmaking facilities and anticipate entering into value-added and environmentally-friendly steel recycling partnerships with our customers. In addition, the Company reached nameplate capacity at our state-of-the-art direct reduction plant in Toledo, Ohio. This facility produces high-quality HBI and is the first of its kind in the Great Lakes region. The Company has been able to use the majority of our HBI internally, which allows the Company to improve costs and productivity while reducing our coke rates and lowering our carbon emissions. Management also effectively returned $1.3 billion in capital to shareholders via the repurchase of all of the outstanding shares of Series B Participating Redeemable Preferred Stock that were issued in connection with the AM USA acquisition, reducing the Company's diluted share count by approximately 10%.

Based on the execution of and progress toward the ongoing strategic initiatives above, the Compensation Committee determined that the management team exceeded expectations during 2021 and approved a maximum payout of 200% of target for this metric.
•Safety Scorecard (10%)
◦As discussed above, for 2021, the Safety Scorecard measured TRIR based on a target of achieving a 10% improvement in performance over 2020 reportable/recordable results. The Compensation Committee sets goals for the Safety Scorecard each year based on the previous year's results.
◦Our safety performance for 2021 was below the threshold level. Accordingly, the Compensation Committee approved a zero percent payout for this metric. By the end of 2021, however, the newly acquired assets and facilities adopted the systems, programs and culture set forth by Cleveland-Cliffs by leveraging legacy safety systems and programs and implementing them through an extensive safety transformation program, and we have identified a number of opportunities to continue to improve our safety metrics and outcomes across our expanded operational footprint. Accordingly, we intend to drive stronger safety performance during 2022 and beyond. We acknowledge that it is critical for our Company going forward to have a clear vision, guiding values, an overarching strategy, and, above all, a safe working environment for our employees.

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COMPENSATION DISCUSSION AND ANALYSIS
In summary, the specific elements, respective weightings and funding results for the underlying metrics were as follows:

2021 EMPI Plan

EMPI PLAN PERFORMANCE METRIC	THRESHOLD 50%	TARGET 100%	MAXIMUM 200%	WEIGHTING (%)	2021 ACTUAL	2021 FUNDING (%)
Adjusted EBITDA (USD $ in millions)	$1,200	$1,600	$2,000	50.0	$5,300.0	100.00
Safety Scorecard	8.0%	10.0%	12.0%	10.0	–18.6%	—
Strategic Initiatives:	—	—	—	40.0	—	80.00
•Establish Cleveland-Cliffs Safety Program and Culture within newly acquired Assets
•Extend/Increase Hibbing Taconite Ore Reserve Base
•IT System Integration to Support Consolidated Business
•Develop Merchant Pig Iron Business Plan
•Any initiatives the Compensation Committee deemed significant to advance the Company
•During 2021, Cliffs identified, negotiated and successfully completed the acquisition of FPT for a purchase price of approximately $775 million. FPT is among the largest processors and distributors of prime ferrous scrap in the United States, representing approximately 15% of the domestic merchant prime scrap market.

			Total	100.0		180.00
The Compensation Committee established these specific goals for 2021 covering financial, safety and strategic performance metrics. Each quarter, the Compensation Committee reviewed the interim status of our performance against the metrics. Although the Compensation Committee retained the discretion to decrease any projected payout based on both the financial and operational performance and progress on overall operational and strategic initiatives, the Compensation Committee chose not to exercise negative discretion and the 2021 EMPI payouts were weighted as originally established.
2021 EMPI Payout Results
The Compensation Committee reviewed the Company's financial metric, strategic performance and safety as summarized above, and determined that Cliffs' performance was above target and paid out the EMPI at 180%. Total annual incentives for 2021 under the EMPI Plan were paid to the NEOs in the amounts set forth in the following table:

	BASE SALARY ($)(1)	TARGET AWARD LEVEL (%)(1)	TARGET AWARD LEVEL ($)	2021 EMPI FUNDING (%)	EMPI PLAN PAYOUT ($)
Goncalves	1,938,000	200	3,876,000	180	6,976,800
C. Goncalves (2)	550,000	100	381,696	180	687,053
Koci (3)	650,000	120	633,270	180	1,139,886
Smith	765,000	120	918,000	180	1,652,400
Fedor	600,000	100	600,000	180	1,080,000
Harapiak	561,000	100	561,000	180	1,009,800
(1)2021 base salary and target award level percent as of December 31, 2021.
(2)Mr. C. Goncalves' target award level dollar was prorated due to his promotion: January 1, 2021 to August 31, 2021 ($332,000 x 90% x 67% = $200,196); and September 1, 2021 to December 31, 2021 ($550,000 x 100% x 33% = $181,500). His final payout also reflected this promotion proration.
(3)Mr. Koci's target award level dollar was prorated due to his promotion: January 1, 2021 to August 31, 2021 ($561,000 x 100% x 67% = $375,870); and September 1, 2021 to December 31, 2021 ($650,000 x 120% x 33% = $257,400). His final payout also reflected this promotion proration.

2021 Achievement Award
In determining our 2021 compensation targets, the Compensation Committee set the Adjusted EBITDA target at $1.6 billion, which the Compensation Committee believed was aggressive given the monumental integration objectives facing the management team in the coming year as well as the uncertain dynamics of the industry during the COVID-19 pandemic. Throughout the year, the management team exceeded the Committee's already aggressive expectations in integrating the Company and ultimately generated $5.3 billion in Adjusted EBITDA, more than tripling the original target. The Company shattered 174-year records in Adjusted EBITDA, net income, revenue and operating cash flow. As a result, the Company's share price increased by 50% in 2021, nearly doubling the performance of the S&P 500 (29%), generating immense value for its shareholders.
This substantial outperformance on both the Adjusted EBITDA target and Cliffs' share price was a result of a successful commercial and operational integration of the companies acquired in 2020 and immediately taking advantage of our consolidated position in the marketplace,

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setting a new paradigm in the steel industry. Furthermore, management was able to redeem the entirety of the preferred shares that the Company issued in connection with the AM USA acquisition, well ahead of schedule, clearing a significant overhang on the Company's equity value. This transaction effectively returned $1.3 billion in capital to shareholders, reducing the Company's diluted share count by 10%.
In recognition of this record-breaking performance and the accelerated shareholder return, the Compensation Committee granted to each NEO a discretionary achievement award equivalent in value to the NEO's EMPI Plan target award level, as set forth below. This cash amount was chosen to reflect the magnitude by which the Company's record performance exceeded the maximum payout level for its financial metrics. This discretionary payment was made for 2021 performance and was in addition to (but not part of) the 2021 EMPI Plan.
The Compensation Committee acknowledges that special discretionary awards are tools that should be used only in extraordinary circumstances. We engaged with our shareholders and noted the extraordinary circumstances during the past two years. The Compensation Committee made a commitment not to make special discretionary awards to our NEOs except in extraordinary circumstances where the compensation objectives cannot be addressed through our annual compensation program.

ACHIEVEMENT AWARD ($)
Goncalves	3,876,000
C. Goncalves	550,000
Koci	780,000
Smith	918,000
Fedor	600,000
Harapiak	561,000
LTI Program
Our LTI Program rewards the NEOs based on the future performance of our Company by providing awards for creating value for our shareholders. The goals of the LTI Program are to:
•Help ensure the NEOs’ financial interests are aligned with our shareholders’ interests;
•Motivate decision making that improves financial performance over the long term;
•Recognize and reward superior financial performance of our Company;
•Provide a retention element to our compensation program; and
•Promote compliance with the Share Ownership Guidelines for executives.
Each year, we establish a target long-term incentive award opportunity for each NEO as a pre-determined percentage of base salary based on market competitive practices and internal equity considerations. In general, the Compensation Committee sought to position target long-term incentive opportunities at or above the median of market for equivalent roles so that, in combination with base salaries and at or above market annual incentive targets, the total target compensation opportunity for our NEOs is generally above the median of market on average. Actual positioning may vary from this target for NEOs based on the factors previously described. In addition, actual awards to each NEO may vary from the target established for each role, based on the CEO’s assessment of individual performance in the case of grants made to NEOs other than the CEO, and based on the Board’s assessment of the CEO’s performance in the case of grants made to the CEO.
Administrative Process. Long-term incentive awards for NEOs are granted annually on the date of the Compensation Committee’s approval or a later date as set by the Compensation Committee. Grants for new or newly promoted NEOs or for long-term retention are approved by the Compensation Committee at the next regularly scheduled Compensation Committee meeting following the hire or promotion date or in a special meeting, as needed. Additional long-term award value for Messrs. C. Goncalves' and Koci's promotions was deferred until the normal grant timing in February 2022. We do not schedule grants to coordinate with the release of material non-public information. All NEOs' grants in 2021 were awarded under the A&R 2015 Equity Plan.
2019, 2020 and 2021 Long-Term Incentive Grants. The Compensation Committee divided the annual long-term incentive grants to the NEOs into three components: 34% performance cash incentive awards, 33% performance share awards and 33% restricted stock units.
Performance Cash Incentive Awards and Performance Share Awards. The performance cash incentive awards and the performance share awards granted provide an opportunity to earn cash and shares based on our performance over a three-year period, with potential funding from zero to 200% of the target grant depending on the level of attained performance. The cash and shares are earned based on achieving relative TSR, as compared to comparator companies’ returns in the metals and mining industry (performance cash and shares comparator companies are identified below). Payout is not capped at a specific percentage in the event of negative TSR over the performance period due to the volatility of our industry in comparison to the broader market and our focus on outperforming our peers.

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COMPENSATION DISCUSSION AND ANALYSIS
The calibration of the pay-for-performance relationship for the grants is as follows, and payout is interpolated for performance between threshold, target and maximum levels:

		PERFORMANCE LEVEL
PERFORMANCE FACTOR	WEIGHT	BELOW THRESHOLD	THRESHOLD	TARGET	MAXIMUM
Relative TSR	100%	Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile
Payout		—%	50%	100%	200%
For 2021, the Compensation Committee made the following determination regarding the metric for our LTI Program:
Our LTI performance share and performance cash programs, in which payout is determined by our relative TSR performance, have demonstrated a strong link to shareholders’ investment interests during the past five years. The Compensation Committee decided to keep relative TSR as the metric for our LTI Program given its strong alignment with shareholders’ interests and the continued emphasis on incentivizing management to outperform our peers.
For 2021, the Compensation Committee made the following determinations regarding goals for Relative TSR:
The design of our LTI Program, under which we would pay target incentives for equaling the median of the peer group in relative TSR, has been successful in aligning management’s interests with those of shareholders, which is supported by the extent to which we have outperformed in recent years with our returns to investors. For each of the most recent cycles of these long-term performance awards, our management team has been rewarded with maximum (or near maximum) payouts on their performance awards specifically because our investors have experienced top quartile relative TSR for those periods. Given that this goal has not been problematic for our investors, the Compensation Committee did not see a need to make adjustments to the goal for 2021. In addition, in response to feedback from certain of our shareholders, the Compensation Committee considered whether to cap the potential payout under this metric in the event of negative absolute TSR performance but ultimately decided not to implement this limitation due to the highly cyclical nature of our industry and the focus on outperforming our peers.
Restricted Stock Units. Restricted stock unit grants are generally earned based on continued employment over a period of approximately three years and are retention-based awards. These restricted stock unit awards generally vest on December 31 closest to the end of the three-year period and are payable in our common shares.
2021 Long-Term Incentive Grants. The comparator group used for the 2021 performance cash incentive and performance share awards that are tied to relative TSR is comprised of 22 constituents of the SPDR S&P Metals and Mining ETF (excluding Cliffs) at the beginning of the three-year performance period, which started on January 1, 2021. Our 2021 performance comparator group consists of:

Alcoa Corporation	Kaiser Aluminum Corporation
Allegheny Technologies Inc.	Materion Corporation
Arch Resources Inc.	Newmont Corporation
Arconic Corp.	Nucor Corporation
Carpenter Technology Corporation	Reliance Steel & Aluminum Co.
Century Aluminum Corp.	Royal Gold, Inc.
Coeur Mining, Inc.	Schnitzer Steel Industries, Inc.
Commercial Metals Company	Steel Dynamics, Inc.
Compass Minerals International, Inc.	United States Steel Corporation
Freeport-McMoRan Inc.	Warrior Met Coal Inc.
Hecla Mining Company	Worthington Industries, Inc.

The performance comparator group focuses on steel, metals and commodity mineral mining companies that generally will be affected by the same long-term market conditions that affect us. The Compensation Committee evaluates this comparator group for each new cycle of the performance cash and performance share program based on recommendations made by its compensation consultant and makes adjustments as needed based on changes in the industry makeup and relevance of our specific comparators. The performance comparator group used to assess performance for performance cash and share incentive awards is not the same as the comparator group used to assess the competitiveness of our compensation because the latter is limited to those companies who are more similar in revenue and industry.

2022 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS
2021 – 2023 Performance Cash Incentive Awards, Performance Share Awards and Restricted Stock Unit Grants. On February 23, 2021, the Compensation Committee approved target performance cash incentive awards, performance share awards and restricted stock unit awards under the A&R 2015 Equity Plan for our NEOs. The number of shares subject to the awards granted to each NEO was determined by dividing the applicable grant values by the 60-day average closing price of our common shares ending on the date of grant ($15.20 for grants made in February 2021). The use of the 60-day average price to calibrate the number of units granted limits the potential to grant an unusually high or low number of units due to an exceptionally low or high share price on the date of the grant. The following amounts of performance cash incentive awards, performance share awards and restricted stock units granted at the closing share price of $16.83 per share on February 23, 2021, the date of grant, were awarded to our NEOs for the 2021 – 2023 period:

	TARGET (%)	TOTAL GRANT VALUE ($)	TARGET PERFORMANCE CASH INCENTIVE AWARDS ($)	TARGET PERFORMANCE SHARE AWARDS (#)	RESTRICTED STOCK UNITS (#)
Goncalves	400	8,300,658	2,635,680	168,300	168,300
C. Goncalves	150	533,252	169,320	10,812	10,812
Koci	200	1,201,404	381,480	24,359	24,359
Smith	250	2,047,847	650,250	41,521	41,521
Fedor	200	1,284,944	408,000	26,053	26,053
Harapiak	200	1,201,404	381,480	24,359	24,359
2020 – 2022 Performance Cash Incentive Awards, Performance Share Awards and Restricted Stock Unit Grants. In 2020, the Compensation Committee approved target performance cash incentive awards, performance share awards and restricted stock unit awards under the A&R 2015 Equity Plan for our NEOs. The restricted stock unit awards generally vest on December 31 closest to the end of the three-year period and are payable in our common shares. The performance awards will pay out, to the extent earned, in common shares and cash in early 2023, but are not yet earned.
Payout Determined for the 2019 – 2021 Long-Term Incentive Grant – Performance Cash and Shares. In January 2022, the Compensation Committee determined that, for the three-year performance period ended on December 31, 2021, we achieved relative TSR performance above maximum goal (96.4 percentile), to outperform the constituent companies in the SPDR S&P Metals and Mining ETF at the beginning of the three-year performance period, which started on January 1, 2019, resulting in a payout level of 200% for the performance cash and performance share awards.

2022 Proxy Statement	48

COMPENSATION DISCUSSION AND ANALYSIS
RETIREMENT AND DEFERRED COMPENSATION BENEFITS
Defined Benefit Pension Plan
We maintain a defined benefit pension plan (the "Pension Plan") and SERP in which all of the NEOs are eligible to participate following one year of service. The Compensation Committee believes that pension benefits are a typical component of total benefits for employees and executives at companies in industries similar to ours and that providing such benefits is important to delivering a competitive package to attract and retain employees. The objective of the SERP is to provide benefits above the statutory limits for qualified pension plans for highly paid executives.
401(k) Savings Plan
Our NEOs are eligible to contribute up to 35% of their base salary under our 401(k) Savings Plan. Annual pre-tax contributions are limited by Internal Revenue Service ("IRS") regulations. For the 2021 calendar year, employee pre-tax contributions were limited to $19,500 ($26,000 for persons age 50 or older). We match 100% of employee contributions up to the first three percent and 50% for the next two percent of contributions. We believe our 401(k) match is competitive and necessary to attract and retain employees.
Deferred Compensation Plan
Under the 2012 Non-Qualified Deferred Compensation Plan (the "2012 NQDC Plan"), the NEOs and other senior executives are permitted to defer, on a pre-tax basis, up to 50% of their base salary and all or a portion of their annual incentive under the EMPI Plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that addresses the goal of attracting and retaining talent.
Deferrals earn interest at the Moody’s Corporate Average Bond Yield, which was approximately 2.80% for 2021, or any mutual investment option provided in the 401(k) Savings Plan for U.S. salaried employees. Additionally, the 2012 NQDC Plan provides for an annual supplemental matching contribution. The amount of the supplemental matching contribution is equal to what the NEO would have received as matching contributions in the 401(k) Savings Plan without regard to the applicable IRS maximum compensation limits for 2021.
Other Benefits
Our other benefits and perquisites for senior executives, including our NEOs, are limited to Company-paid parking, fitness reimbursement program, executive physicals, personal financial services, and certain commuter and travel expenses. The Compensation Committee believes that these benefits will prevent distraction from duties for executive officers and encourage the health and well-being of our executive leadership team. Due to the location of our corporate offices, we generally provide Company-paid parking to corporate employees in mid- to upper-level management positions and executive officers. These benefits are disclosed below in the SCT under “All Other Compensation” and described in footnote (x). In addition, as previously described, the Company operated the Vaccine Program during 2021, which was a broad-based health arrangement that did not discriminate in scope, terms or operation in favor of executive officers and that was available generally to all salaried Company employees.
SUPPLEMENTARY COMPENSATION POLICIES
Cliffs uses several additional policies to ensure that our overall compensation structure is aligned with shareholder interests and is competitive with market practices. Specific policies include:
Share Ownership Guidelines
Share Ownership Guidelines are to ensure that senior executives, including our NEOs, have a meaningful direct ownership stake in Cliffs and that the interests of executives thereby are aligned with our shareholders. Our guidelines provide that senior executives, including our NEOs, own shares at least equal to the dollar value of the respective multiple of their base salary. The guidelines are as follows:

MULTIPLE OF BASE PAY
CEO	6x
Executive / Senior Vice President	3x
Vice President	1.5x
To be compliant, each executive has five years from the time he or she is appointed to his or her officer position to satisfy the Share Ownership Guidelines. The senior executives, including our NEOs, must hold at least 50% of their “net profit shares” (the shares remaining

2022 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS
after deducting the shares required to be exchanged to pay tax obligations) received under Company equity awards until the senior executives have met the relevant ownership guideline.
For purposes of determining share ownership levels, only the following forms of our equity interests are taken into account:
•shares owned directly (including restricted shares); and
•unvested restricted stock units.
Currently, all NEOs are in compliance with our guidelines. The following table summarizes NEO ownership of our common shares as of December 31, 2021 (the last trading day of the year).

	VALUE OF SHARES OWNED DIRECTLY ($)	VALUE OF RESTRICTED STOCK UNITS ($)	TOTAL SHARE VALUE ($) (1)	REQUIRED MULTIPLE OF BASE SALARY	REQUIRED VALUE ($)	APPROXIMATE OWNERSHIP RELATIVE TO BASE SALARY AS OF DECEMBER 31, 2021
	# OF SHARES OWNED DIRECTLY	# OF RESTRICTED STOCK UNITS	# OF TOTAL SHARES
Goncalves	$79,015,894	$14,420,805	$93,436,699	6x	$11,628,000	48.2x
	3,931,139	717,453	4,648,592
C. Goncalves	$832,703	$854,109	$1,686,812	3x	$1,650,000	3.1x
	41,428	42,493	83,921
Koci	$2,472,300	$1,950,363	$4,422,663	3x	$1,950,000	6.8x
	123,000	97,033	220,033
Smith	$6,680,336	$3,489,199	$10,169,535	3x	$2,295,000	13.3x
	332,355	173,592	505,947
Fedor	$6,161,715	$2,094,581	$8,256,296	3x	$1,800,000	13.8x
	306,553	104,208	410,761
Harapiak	$6,284,044	$2,060,531	$8,344,575	3x	$1,683,000	14.9x
	312,639	102,514	415,153
(1)Value is calculated based on the one-year average closing price per share of our shares as of December 31, 2021, which was $20.10.
Change in Control Severance Agreements
The NEOs are party to change in control severance agreements. The Compensation Committee believes change in control severance agreements support the goals of attracting and retaining highly talented individuals because the agreements clarify the terms of employment and reduce risks to the NEOs in situations where an NEO may believe, for example, that Cliffs may engage in a merger, be acquired in a hostile takeover or be involved in a proxy contest. In addition, the Compensation Committee believes that such agreements align the interests of NEOs with the interests of our shareholders if a qualified offer is made to acquire Cliffs. In such a scenario, our NEOs would likely be aware of or involved in transaction negotiation, so it is to the benefit of our shareholders to have NEOs negotiating in the shareholders’ best interests without regard to the NEOs' personal financial interests. The Compensation Committee determined the level of benefits under these agreements by considering market practices at the time that the agreements were established. The agreements generally provide for the following change in control terms:
•Depending on position, the NEO is entitled to (i) a severance payment equal to two or three times annual base salary and target annual incentive in the event of termination within 24 months following the change in control, (ii) a payment for two or three years of continued SERP benefits, (iii) outplacement services up to $10,000 for Messrs. C. Goncalves, Koci, Smith, Fedor and Harapiak, and up to 15% of base salary for Mr. Goncalves, (iv) up to $12,000 per year for tax and financial planning services for two or three years and (v) under certain circumstances, continuation of welfare benefits for two or three years, depending on position; and
•Non-competition, confidentiality and non-solicitation restrictions on NEOs who receive severance payments following the change in control.

2022 Proxy Statement	50

COMPENSATION DISCUSSION AND ANALYSIS
Clawback Policy
The Company has a clawback policy, applicable to all of our executive officers, including each of the NEOs, that allows for the recovery of the following incentive-based compensation in the event of an executive officer’s misconduct:
•Annual incentive awards paid under our annual cash incentive compensation program;
•Equity-based awards under our LTI Program; and
•Any other incentive-based compensation paid or granted pursuant to an incentive plan.
Under this policy, if the Board determines that an executive officer has willfully committed an act of fraud, dishonesty or recklessness in the performance of his or her duties that contributed to the Company being required to prepare an accounting restatement due to the Company's noncompliance with any financial reporting requirement under the U.S. federal securities laws, the Board will take prompt and reasonable action to seek recovery of all excessive incentive-based compensation. The Board may seek recovery under this policy if the determination that the Company is required to prepare an accounting restatement is made within 36 months of the publication of the financial statements that are required to be restated.
No Hedging
We have a policy that prohibits our directors, officers and employees from engaging in certain hedging transactions, including "short" selling Company securities and trading in options, warrants, puts, calls or similar securities derived from the Company's securities. Our policy applies to, among other securities, Company securities granted to directors, officers or employees by the Company as compensation, as well as Company securities held, directly or indirectly, by such directors, officers or employees.

2022 Proxy Statement	51

COMPENSATION COMMITTEE REPORT

The following report has been submitted by the Compensation and Organization Committee of the Board:
The Compensation and Organization Committee of the Board has reviewed and discussed the Company’s Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation and Organization Committee recommended to the Board that the Compensation Discussion and Analysis be included in the definitive proxy statement on Schedule 14A for Cliffs’ 2022 Annual Meeting and in Cliffs’ Annual Report on Form 10-K for the year ended December 31, 2021, each as filed with the Securities and Exchange Commission.
This report is furnished on behalf of the Compensation and Organization Committee of the Board of Directors.
Douglas C. Taylor, Chair
John T. Baldwin
Ralph S. Michael, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the individuals who served as members of the Compensation Committee in 2021 (Messrs. Taylor, Baldwin, Michael and Rychel) was or has been an officer or employee of ours or engaged in transactions with us (other than in his capacity as director).
None of our executive officers serves or served during the last completed fiscal year as a director or member of the compensation committee of another organization one of whose executive officers serves or served at the same time as a member of either the Board or the Compensation Committee.

COMPENSATION-RELATED RISK ASSESSMENT

In 2021, Pearl Meyer reviewed existing policies and plan design features within the framework of employee compensation plans in which employees (including the NEOs) participate in order to identify whether these arrangements had any design features that might encourage unnecessary and excessive risk taking that would have a material adverse effect on Cliffs. Pearl Meyer analyzed a series of risk factors and concluded that the risk mitigation features in our compensation policies and plans, including pay mix (variable versus fixed and short-term versus long-term), multi-year performance periods, incentive compensation clawbacks and Share Ownership Guidelines, provide adequate safeguards to either prevent or discourage excessive risk taking. Pearl Meyer found that Cliffs' compensation programs for our NEOs and our employees are appropriately positioned at the low end of the risk spectrum and have identified no compensation-related risks likely to cause a material adverse outcome to the Company. The Compensation Committee received the report summarizing the work of Pearl Meyer and concurs with Pearl Meyer's conclusion.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES AND NARRATIVES
2021 Summary Compensation Table
The following table sets forth the compensation earned by our NEOs for services rendered to Cliffs and our subsidiaries for the fiscal years ended December 31, 2021, 2020 and 2019 (as applicable).

NAME AND PRINCIPAL POSITION (a)	YEAR (b)	SALARY ($) (1)(2) (c)	BONUS ($) (3)(d)	STOCK AWARDS ($) (4) (e)	OPTION AWARDS ($)(f)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (1)(5) (g)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($) (6) (h)	ALL OTHER COMPENSATION ($) (7) (i)	TOTAL ($) (j)
Lourenco Goncalves Chairman, President and CEO	2021	1,938,000	3,876,000	7,060,185	—	10,760,320	420,893	439,333	24,494,731
	2020	1,810,016	3,800,000	4,127,534	—	7,472,000	684,898	616,957	18,511,405
	2019	1,391,000	—	5,891,147	—	7,367,984	1,160,027	255,931	16,066,089
Celso L. Goncalves Jr. EVP, CFO	2021	404,667	550,000	453,563	—	862,493	42,900	46,229	2,359,852
	2020	—	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—	—
Keith A. Koci EVP & President, Cleveland-Cliffs Services	2021	590,667	780,000	1,021,860	—	1,645,636	119,700	34,976	4,192,839
	2020	489,006	500,000	543,095	—	500,000	165,500	28,110	2,225,711
	2019	378,413	—	787,478	—	611,517	—	224,843	2,002,251
Clifford T. Smith EVP & President, Cleveland-Cliffs Steel	2021	765,000	918,000	1,741,806	—	2,521,100	85,700	84,870	6,116,476
	2020	706,218	900,000	1,018,304	—	1,406,940	234,200	65,180	4,330,842
	2019	511,000	—	1,352,622	—	1,392,921	419,300	38,881	3,714,724
Terry G. Fedor EVP, Operations, East	2021	600,000	600,000	1,092,923	—	1,602,410	24,700	114,191	4,034,224
	2020	531,699	550,000	597,410	—	1,056,940	220,600	208,629	3,165,278
	2019	439,000	—	813,422	—	1,110,020	354,600	32,737	2,749,779
Maurice D. Harapiak EVP, HR & Chief Administration Officer	2021	561,000	561,000	1,021,860	—	1,532,210	63,871	77,899	3,817,840
	2020	531,699	550,000	597,410	—	1,056,940	163,269	59,305	2,958,623
	2019	439,000	—	813,422	—	1,096,592	249,282	39,489	2,637,785
(1)2021 amounts in columns (c), (d) and (g) reflect the salary, bonus and non-equity incentive plan compensation for each NEO, respectively, before pre-tax reductions for contributions to the 401(k) Savings Plan, the 2012 NQDC Plan and certain other benefit plans.

(2)The 2021 salary for each of the NEOs includes his base salary before the employee's contributions to the 401(k) Savings Plan. The following table summarizes salary contributions for the 401(k) Savings Plan for NEOs in 2021:

	401(k) CONTRIBUTION ($)	CATCH-UP CONTRIBUTION ($)	TOTAL ($)
Goncalves	19,500	6,500	26,000
C. Goncalves	19,500	—	19,500
Koci	19,500	6,500	26,000
Smith	41,175	6,500	47,675
Fedor	46,400	6,500	52,900
Harapiak	19,500	6,500	26,000
(3)    The 2021 amounts in column (d) reflect the special discretionary achievement awards earned in 2021 at the determination of the Compensation Committee, which payouts are discussed in further detail in “Compensation Discussion and Analysis–Analysis of 2021 Compensation Decisions" under the sub-heading “2021 Achievement Award."
(4)    The 2021 amounts in column (e) reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, for performance share awards and restricted stock units granted during 2021. For performance shares granted during 2021, the amounts reported are based on the target payout level. Assuming achievement of maximum performance, the fair value as of the grant date of the performance share awards made to Messrs. Goncalves, C. Goncalves, Koci, Smith, Fedor and Harapiak would have been $8,455,392, $543,195, $1,223,796, $2,086,015, $1,308,903 and $1,223,796, respectively. For additional information, refer to Note 11 in our Annual Report on Form 10-K for the year ended December 31, 2021. These types of awards are discussed in further detail in “Compensation Discussion and Analysis–Analysis of 2021 Compensation Decisions", under the sub-headings “2021–2023 Performance Cash Incentive Awards, Performance Share Awards, and Restricted Stock Unit Grants”.

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EXECUTIVE COMPENSATION
(5)    The 2021 amounts in column (g) reflect the incentive awards earned in 2021 under the EMPI Plan and LTI Program (performance cash), which are discussed in further detail in “Compensation Discussion and Analysis–Analysis of 2021 Compensation Decisions" under the sub-headings “Annual Incentive Program” and "LTI Program."
(6)    The 2021 amounts in column (h) reflect the actuarial increase in the present value of the NEO’s benefits under the Pension Plan and the SERP, both of which are discussed in “Compensation Discussion and Analysis–Retirement and Deferred Compensation Benefits” under the sub-heading “Defined Benefit Pension Plan,” determined using interest rate and mortality assumptions consistent with those used in our financial statements and may include amounts in which the NEO is not fully vested. The present value of accumulated pension benefits for the NEOs generally increased from December 31, 2020 to December 31, 2021. This is primarily the result of the one additional year of benefit accruals earned under the qualified and nonqualified pension plans. This column also includes amounts for above-market interest for the NEOs’ balances in the 2012 NQDC Plan.
The following table summarizes changes in pension values and above-market earnings on deferred compensation in 2021:

	PRESENT VALUE OF PENSION ACCRUALS ($)	ABOVE-MARKET INTEREST ON DEFERRED COMPENSATION ($)	TOTAL ($)
Goncalves	420,600	293	420,893
C. Goncalves	42,900	—	42,900
Koci	119,700	—	119,700
Smith	85,700	—	85,700
Fedor	24,700	—	24,700
Harapiak	63,800	71	63,871
(7)    The 2021 amounts in column (i) reflect the combined value of the NEOs' perquisites or the benefits attributable to our paid parking, fitness reimbursement program, executive physical, financial services, matching contributions made on behalf of the executives under the 401(k) Savings Plan and the 2012 NQDC Plan, and commuter and travel expenses and other amounts.
The following table summarizes perquisites and other compensation in 2021:

	PAID PARKING ($)	FITNESS REIMBURSEMENT PROGRAM ($)	EXECUTIVE PHYSICALS ($)	FINANCIAL SERVICES ($)	401(k) SAVINGS PLAN MATCHING CONTRIBUTIONS ($)	2012 NQDC PLAN MATCHING CONTRIBUTIONS ($)	DIVIDENDS($)	OTHER ($)		TOTAL ($)
Goncalves	4,200	—	—	13,350	11,600	17,060	279,819	113,304	(a)	439,333
C. Goncalves	4,200	—	—	5,500	11,431	4,755	12,955	7,388	(a)	46,229
Koci	4,200	—	—	7,149	11,600	12,027	—	—		34,976
Smith	4,200	—	—	11,440	11,600	19,000	38,630	—		84,870
Fedor	4,200	—	—	11,440	11,600	12,400	38,630	35,921	(b)	114,191
Harapiak	4,200	329	300	12,000	11,600	10,840	38,630	—		77,899
(a)Other compensation reflects the aggregate incremental cost of commuter and travel expenses, including the cost of Mr. Goncalves' personal use of corporate aircraft ($107,649) and ground transportation ($5,655) and Mr. C. Goncalves' personal use of corporate aircraft ($7,031) and ground transportation ($357) in 2021. We have estimated our aggregate incremental cost of personal use of the corporate aircraft using a methodology that reflects the direct variable operating costs on an hourly basis, including all costs that may vary by the hours flown. Included in these direct variable operating costs are: aircraft fuel and oil, trip-related maintenance, crew travel expenses, trip-related fees, ramp fees, landing fees, catering and other miscellaneous variable costs. Fixed costs, such as hangar fee storage, maintenance not related to travel, pilot salaries, insurance and warranty are excluded from this calculation.
(b)Other compensation for Mr. Fedor reflects his relocation and temporary housing ($35,921).

2021 Grants of Plan-Based Awards
The table below discloses in columns (d), (e) and (f) the potential payouts at the threshold, target and maximum levels of the 2021 awards under the EMPI Plan and LTI Program (performance cash incentive awards) granted under the A&R 2015 Equity Plan. See “Compensation Discussion and Analysis–Analysis of 2021 Compensation Decisions" under the sub-headings "Annual Incentive Program" and "LTI Program” for program descriptions. Actual payouts for the 2021 EMPI Plan awards are shown in the SCT.
Columns (g), (h) and (i) of the table below show the potential payouts at the threshold, target and maximum levels of the 2021–2023 performance share awards; such performance shares vest over a three-year period ending December 31, 2023. Column (k) shows the grant date fair value of such equity awards, based on the grant date fair value of $25.12 per share, computed in accordance with FASB ASC 718.
Columns (j) and (k) represent the number of restricted stock units granted in connection with the 2021–2023 vesting period based on the grant date price of $16.83 per share of those restricted stock unit grants.

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EXECUTIVE COMPENSATION

		GRANT DATE (c)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS ($) (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (#) (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#) (j)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($) (k)
NAME (a)	AWARD TYPE (b)		Threshold (d)	Target (e)	Maximum (f)	Threshold (g)	Target (h)	Maximum (i)
Goncalves	Annual Incentive Program	1/28/2021	1,938,000	3,876,000	7,752,000	—	—	—	—	—
	LTI Program - Performance Cash	2/23/2021	1,317,840	2,635,680	5,271,360	—	—	—	—	—
	LTI Program - Performance Shares	2/23/2021	—	—	—	84,150	168,300	336,600	—	4,227,696
	LTI Program - RSU	2/23/2021	—	—	—	—	—	—	168,300	2,832,489
C. Goncalves (3)	Annual Incentive Program	1/28/2021	100,098	200,196	400,392	—	—	—	—	—
	Annual Incentive Program	9/1/2021	90,750	181,500	363,000	—	—	—	—	—
	LTI Program - Performance Cash	2/23/2021	84,660	169,320	338,640	—	—	—	—	—
	LTI Program - Performance Shares	2/23/2021	—	—	—	5,406	10,812	21,624	—	271,597
	LTI Program - RSU	2/23/2021	—	—	—	—	—	—	10,812	181,966
Koci (4)	Annual Incentive Program	1/28/2021	187,935	375,870	751,740	—	—	—	—	—
	Annual Incentive Program	9/1/2021	128,700	257,400	514,800	—	—	—	—	—
	LTI Program - Performance Cash	2/23/2021	190,740	381,480	762,960	—	—	—	—	—
	LTI Program - Performance Shares	2/23/2021	—	—	—	12,180	24,359	48,718	—	611,898
	LTI Program - RSU	2/23/2021	—	—	—	—	—	—	24,359	409,962
Smith	Annual Incentive Program	1/28/2021	459,000	918,000	1,836,000	—	—	—	—	—
	LTI Program - Performance Cash	2/23/2021	325,125	650,250	1,300,500	—	—	—	—	—
	LTI Program - Performance Shares	2/23/2021	—	—	—	20,761	41,521	83,042	—	1,043,008
	LTI Program - RSU	2/23/2021	—	—	—	—	—	—	41,521	698,798
Fedor	Annual Incentive Program	1/28/2021	300,000	600,000	1,200,000	—	—	—	—	—
	LTI Program - Performance Cash	2/23/2021	204,000	408,000	816,000	—	—	—	—	—
	LTI Program - Performance Shares	2/23/2021	—	—	—	13,027	26,053	52,106	—	654,451
	LTI Program - RSU	2/23/2021	—	—	—	—	—	—	26,053	438,472
Harapiak	Annual Incentive Program	1/28/2021	280,500	561,000	1,122,000	—	—	—	—	—
	LTI Program - Performance Cash	2/23/2021	190,740	381,480	762,960	—	—	—	—	—
	LTI Program - Performance Shares	2/23/2021	—	—	—	12,180	24,359	48,718	—	611,898
	LTI Program - RSU	2/23/2021	—	—	—	—	—	—	24,359	409,962
(1)Reflects the Company's EMPI Plan and an LTI Program component for 2021. The amounts in column (d) reflect the threshold payout level which, is 50% of the target amount shown in column (e); and the amounts shown in column (f) represent 200% of such target amounts.
(2)Reflects the performance shares component of the Company's LTI Program. The amounts in column (g) reflect the threshold payout level of the 2021 – 2023 performance shares, which is 50% of the target amount shown in column (h); and the amounts shown in column (i) represent 200% of such target amounts.
(3)Mr. C. Goncalves' EMPI Plan target award level dollar amounts were prorated due to his promotion.
(4)Mr. Koci's EMPI Plan target award level dollar amounts were prorated due to his promotion.

Outstanding Equity Awards at 2021 Fiscal Year–End
The following table shows: in column (c), the number of unexercised option awards that are exercisable; in column (d), the number of unexercised option awards that are unexercisable; in column (e), the option exercise price; and in column (f), the option expiration date. In addition, column (g) shows the number of unvested restricted stock units held by each NEO, and column (h) shows the market value of the common shares underlying those awards based on the closing market price of common shares on December 31, 2021 of $21.77 per share. Column (i) shows the number of unearned performance shares held by each NEO (based on performance achievement as described below), and column (j) shows the market value of the common shares underlying those awards based on the closing market price of common shares on December 31, 2021 of $21.77 per share. These awards were granted under the A&R 2012 Incentive Equity Plan or A&R 2015 Equity Plan.

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		OPTION AWARDS				STOCK AWARDS
NAME (a)	AWARD TYPE (b)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE (c)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (d)	OPTION EXERCISE PRICE ($) (e)	OPTION EXPIRATION DATE (f)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#) (g)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (h)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(i)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (j)
Goncalves	2021 LTI Program	—	—	—	—	168,300	(1)	3,663,891	336,600	(2)	7,327,782
	2020 LTI Program	—	—	—	—	349,791	(3)	7,614,950	699,582	(4)	15,229,900
	2015 LTI Program	187,136	—	7.70	1/12/2025	—		—	—		—
C. Goncalves	2021 LTI Program	—	—	—	—	10,812	(1)	235,377	21,624	(2)	470,754
	2020 LTI Program	—	—	—	—	22,437	(3)	488,453	44,874	(4)	976,907
Koci	2021 LTI Program	—	—	—	—	24,359	(1)	530,295	48,718	(2)	1,060,591
	2020 LTI Program	—	—	—	—	46,025	(3)	1,001,964	92,050	(4)	2,003,929
Smith	2021 LTI Program	—	—	—	—	41,521	(1)	903,912	83,042	(2)	1,807,824
	2020 LTI Program	—	—	—	—	86,297	(3)	1,878,686	172,594	(4)	3,757,371
	2015 LTI Program	27,430	—	7.70	1/12/2025	—		—	—		—
Fedor	2021 LTI Program	—	—	—	—	26,053	(1)	567,174	52,106	(2)	1,134,348
	2020 LTI Program	—	—	—	—	50,628	(3)	1,102,172	101,256	(4)	2,204,343
	2015 LTI Program	27,430	—	7.70	1/12/2025	—		—	—		—
Harapiak	2021 LTI Program	—	—	—	—	24,359	(1)	530,295	48,718	(2)	1,060,591
	2020 LTI Program	—	—	—	—	50,628	(3)	1,102,172	101,256	(4)	2,204,343
(1)Represents restricted stock units granted on February 23, 2021. The restricted stock units vest in full on December 31, 2023, subject to continued employment.
(2)Represents performance shares for the 2021 – 2023 performance period granted on February 23, 2021. These shares are shown based on achievement of 200% performance and will vest on December 31, 2023, subject to the achievement of specified performance metrics and continued employment through December 31, 2023.
(3)Represents restricted stock units granted on March 13, 2020. The restricted stock units vest in full on December 31, 2022, subject to continued employment.
(4)Represents performance shares for the 2020 – 2022 performance period granted on March 13, 2020. These shares are shown based on achievement of 200% performance and will vest on December 31, 2022, subject to the achievement of specified performance metrics and continued employment through December 31, 2022.

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EXECUTIVE COMPENSATION
2021 Option Exercises and Stock Vested
The table below shows: in columns (c) and (d) information regarding the stock option awards exercised during 2021 by the NEOs; and in columns (e) and (f) information regarding the performance shares and restricted stock unit awards that vested during 2021 for the NEOs.

		OPTION AWARDS			STOCK AWARDS
NAME (a)	AWARD TYPE (b)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#) (c)		VALUE REALIZED ON EXERCISE ($) (d)	NUMBER OF SHARES ACQUIRED ON VESTING (#) (e)		VALUE REALIZED ON VESTING ($) (f)
Goncalves	2019 LTI Program - Performance Shares	—		—	398,724	(1)	8,680,221
	2019 LTI Program - RSU	—		—	199,362	(2)	4,340,111
	2014 New Hire Grant	250,000	(3)	2,290,000	—		—
C. Goncalves	2019 LTI Program - Performance Shares	—		—	18,488	(1)	402,484
	2019 LTI Program - RSU	—		—	9,244	(2)	201,242
Koci	2019 LTI Program - Performance Shares	—		—	53,298	(1)	1,160,297
	2019 LTI Program - RSU	—		—	26,649	(2)	580,149
Smith	2019 LTI Program - Performance Shares	—		—	91,548	(1)	1,993,000
	2019 LTI Program - RSU	—		—	45,774	(2)	996,500
Fedor	2019 LTI Program - Performance Shares	—		—	55,054	(1)	1,198,526
	2019 LTI Program - RSU	—		—	27,527	(2)	599,263
Harapiak	2019 LTI Program - Performance Shares	—		—	55,054	(1)	1,198,526
	2019 LTI Program - RSU	—		—	27,527	(2)	599,263
	2015 LTI Program - Stock Options	25,384	(4)	318,823	—		—
(1)Represents an award of performance shares granted during 2019 for the 2019 - 2021 performance period. The performance shares vested in full on December 31, 2021. The value realized was determined based on the closing price of our common shares on December 31, 2021 of $21.77. The performance shares paid out at 200.0% of the award based on the performance criteria.
(2)Represents an award of restricted stock units granted during 2019 for the 2019 - 2021 period. The restricted stock units vested in full on December 31, 2021. The value realized was determined based on the closing price of our common shares on December 31, 2021 of $21.77.
(3)Represents an option award exercise on August 20, 2021. The value realized was determined by the exercise value ($22.99) minus the grant price ($13.83).
(4)Represents an option award exercise on December 10, 2021. The value realized was determined by the exercise value ($20.26) minus the grant price ($7.70).

2021 Pension Benefits
The following table discloses, for the Pension Plan and the SERP: in column (c), the number of years of credited service; in column (d), the present value of accumulated benefits; and in column (e), payments during the last fiscal year. The calculation was determined using interest rate and mortality rate assumptions consistent with those used in Item 8, Note 10 in our Annual Report on our Form 10-K for the year ended December 31, 2021.
The cash balance formula under our Pension Plan provides a benefit payable at any time equal to the value of a notional cash balance account. For each calendar quarter after the applicable date, a credit is made to the account equal to a percentage of the NEO’s pay ranging from four percent to 10% based upon his age and service. Interest is credited to the account balance on a quarterly basis at an annual rate of six percent. At retirement or termination of employment, the accumulated account balance can be paid as either a lump sum or actuarially equivalent annuity.
The compensation used to determine benefits under the Pension Plan is the sum of salary and annual incentive compensation paid under the EMPI Plan to a participant during a calendar year. Pensionable earnings for each of our NEOs during 2021 include the amount shown for 2021 in the “Salary” column of the SCT plus the amount of annual incentive compensation earned in 2021 and paid in 2022, respectively.
The SERP generally provides the NEOs with the benefits that would have been payable under the Pension Plan if certain Internal Revenue Code limitations did not apply to the Pension Plan. The SERP was amended effective for 2006 and future accruals to eliminate the payment of annual accruals and to provide that SERP accruals will instead be paid at retirement or termination.
For more information about the NEOs’ Pension Plan and SERP benefits, refer to the “Compensation Discussion and Analysis – Retirement and Deferred Compensation Benefits.”

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EXECUTIVE COMPENSATION

NAME (a)	PLAN NAME (b)	NUMBER OF YEARS CREDITED SERVICE (#) (c)	PRESENT VALUE OF ACCUMULATED BENEFIT ($) (d)	PAYMENTS DURING LAST FISCAL YEAR ($) (e)
Goncalves	Pension Plan	7.4	210,400	—
	SERP	7.4	3,491,300	—
C. Goncalves	Pension Plan	5.3	175,800	—
	SERP	5.3	188,000	—
Koci	Pension Plan	2.9	80,300	—
	SERP	2.9	204,900	—
Smith	Pension Plan	17.7	561,500	—
	SERP	17.7	950,500	—
Fedor	Pension Plan	10.9	345,200	—
	SERP	10.9	730,400	—
Harapiak	Pension Plan	7.6	219,100	—
	SERP	7.6	545,100	—

2021 Non-Qualified Deferred Compensation
In 2021, the NEOs were permitted to defer under the 2012 NQDC Plan, on a pre-tax basis, up to 50% of their base salary and all or a portion of their annual incentive under the EMPI Plan. Cash deferrals earn interest at the Moody’s Corporate Average Bond Yield rate or other investments provided in our 401(k) Savings Plan.
The NEOs' contributions to the 401(k) Savings Plan are limited by Internal Revenue Code limitations. The amount NEOs received as Cliffs' matching contributions will be credited to each NEO's account per the 2012 NQDC Plan.
The following table shows: in column (c), executive contributions by each NEO, if any, and the contributions include any pre-tax contributions of salary and EMPI Plan awards; in column (d), registrant contributions, which are matching contributions we made on behalf of the NEOs and supplemental matching contributions authorized under the 401(k) Savings Plan that were credited to the 2012 NQDC Plan; in column (e), aggregate earnings, which include dividends and interest earned on cash deferrals; in column (f), aggregate withdrawals and/or distributions; and in column (g), the aggregate year-end balance.

NAME (a)	PLAN NAME (b)	EXECUTIVE CONTRIBUTIONS IN LAST FY ($) (1) (c)	REGISTRANT CONTRIBUTIONS IN LAST FY ($) (2) (d)	AGGREGATE EARNINGS IN LAST FY ($) (3)(e)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS ($) (4) (f)	AGGREGATE BALANCE AT LAST FYE ($) (5) (g)
Goncalves	NQDC Plan	—	17,060	2,897	—	142,972
C. Goncalves	NQDC Plan	—	4,755	50	—	6,169
Koci	NQDC Plan	55,907	12,027	14,703	—	229,338
Smith	NQDC Plan	—	19,000	2,551	—	114,386
Fedor	NQDC Plan	—	12,400	2,404	—	77,879
Harapiak	NQDC Plan	—	10,840	1,566	—	55,593
(1)The amount disclosed in column (c) is also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns in the SCT, as applicable.
(2)The amounts shown in column (d) consist of Cliffs' matching contributions disclosed in the “All Other Compensation” column in the SCT.
(3)The amounts shown in column (e) under the NQDC Plan include above-market earnings, dividends and interest disclosed in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the SCT.
(4)The amounts shown in column (f) reflect any withdrawals and/or distributions.
(5)The aggregate balance for the 2012 NQDC Plan in column (g) includes compensation earned in prior years and consists of fluctuation in market value that previously was reported in prior summary compensation tables as follows:

TOTALS ($)
Goncalves	113,328
C. Goncalves	1,203
Koci	133,402
Smith	76,819
Fedor	58,443
Harapiak	41,242

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EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The tables and discussion below reflect the compensation payable to each of the continuing NEOs in the event of termination of such executive’s employment under a variety of different circumstances, including voluntary termination, involuntary termination without cause and termination following a change in control. The amounts shown assume in all cases that such termination was effective as of December 31, 2021, the last trading day of the year. All amounts shown are based on reasonable estimates of the amounts that would be paid to the executive upon his termination; the actual amounts only can be determined at the time of such continuing NEO’s separation from Cliffs.
Payments Made Upon All Terminations
If an NEO’s employment terminates, he is entitled to receive certain amounts earned during his term of employment no matter the cause of termination. Such amounts may include:
•Salary through the date of termination;
•Unused vacation pay;
•Accrued and vested benefits under the Pension Plan, SERP, 401(k) Savings Plan and 2012 NQDC Plan, if applicable; and
•Undistributed but earned performance shares, performance cash and vested restricted stock units for completed performance periods.
Additional Payments Upon Involuntary Termination Without Cause
In the event that an NEO is terminated involuntarily without cause, he typically would receive the following additional payments or benefits in the sole discretionary judgment of the Compensation Committee, taking into account the nature of the termination, the length of the NEO’s service with Cliffs and the NEO’s current incentive targets:
•Severance payments;
•Continued health insurance benefits;
•Outplacement services;
•Pursuant to the terms of our A&R 2015 Equity Plan and our 2021 Equity Plan, a pro rata portion of his performance shares, performance cash and restricted stock units. Such prorated performance shares, performance cash and restricted stock units will be paid when such shares and units would otherwise be paid. Stock options generally have an exercisable period of one-year from date of termination; and
•Financial services.
Additional Payments Upon Retirement
Executives are eligible for retirement at age 55 with at least five years of service. Our cash balance pension plan has only a service requirement of three years for full vesting. In the event of any NEO's retirement, the following amounts will be paid and benefits will be provided, in addition to the amounts payable to all terminated salaried employees:
•A pro rata portion of the annual incentive award under the EMPI Plan for the year in which he retires unless otherwise determined by the Compensation Committee;
•Any unpaid annual incentive award under the EMPI Plan for the year prior to the year of retirement; and
•A pro rata portion of his performance shares, performance cash and restricted stock units. Such performance share awards, performance cash awards, and restricted stock units will be paid when such performance shares, performance cash and restricted stock units would otherwise be paid. Stock options generally have an exercisable period of one-year from date of retirement.
Additional Payments Upon Change in Control (Without Termination)
Upon a change in control, equity awards granted to NEOs are generally subject to potential assumption, replacement or continuation of the award in certain circumstances in lieu of immediate vesting (or immediate vesting if such assumed, replaced or continued awards are not provided).
For this purpose, a "change in control" generally means the occurrence of any of the following events as further described in the relevant equity plan:
•Any one person, or more than one person acting as a group, acquires ownership of Cliffs common shares possessing 35% or more of the total voting power of Cliffs common shares or the then-outstanding shares (subject to certain exceptions);

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EXECUTIVE COMPENSATION
•A majority of members of the Cliffs Board is replaced by directors whose appointment or election is not endorsed by a majority of the Cliffs Board prior to the date of the appointment or election;
•Cliffs closes a reorganization, merger, consolidation or significant sale of assets resulting in a substantial change in its ownership (subject to certain exceptions); or
•Approval by Cliffs shareholders of a complete liquidation or dissolution of Cliffs.
Acquisitions of Cliffs’ common shares pursuant to certain business combination or similar transactions described in Cliffs’ equity incentive plans, however, will not constitute a change in control if, generally speaking, in each case, immediately after such business transaction:
•Owners of Cliffs common shares immediately prior to the business transaction own more than 50% of the entity resulting from the business transaction in substantially the same proportions as their pre-business transaction ownership of Cliffs common shares;
•No one person, or more than one person acting as a group (subject to certain exceptions), owns 35% or more of the combined voting power of the entity resulting from the business transaction or the outstanding common shares of such resulting entity; and
•At least a majority of the members of the board of directors of the entity resulting from the business transaction were members of the incumbent Cliffs Board when the business transaction agreement was signed or approved by the Cliffs Board.
Additional Payments Upon Termination Without Cause after Change in Control
Each of the NEOs has a written change in control severance agreement that applies only in the event of termination during the two years after a change in control. If one of the NEOs is involuntarily terminated during the two years after a change in control, for a reason other than cause, he will be entitled to the following additional benefits:
•A lump sum payment in an amount equal to three times (in the case of Messrs. Goncalves and Harapiak) or two times (in the case of Messrs. C. Goncalves, Koci, Smith and Fedor) the sum of: (1) base salary (at the highest rate in effect during the five-year period prior to the termination date); and (2) annual incentive pay at the target level for the year of separation, year prior to the change in control or year of the change in control, whichever is greater.
•COBRA continuation coverage for a period of 36 months (in the case of Messrs. Goncalves and Harapiak) or 24 months (in the case of Messrs. C. Goncalves, Koci, Smith, and Fedor) following the termination date, for health, life insurance and disability benefits.
•A lump sum payment in an amount equal to the sum of the additional future pension benefits that the NEO would have been entitled to receive for a period of 36 months (in the case of Messrs. Goncalves and Harapiak) or 24 months (in the case of Messrs. C. Goncalves, Koci, Smith, and Fedor) following the termination date under the SERP.
•Incentive pay at target levels for the year in which the termination date occurs.
•Outplacement services in an amount up to 15% of the NEO’s base salary (in the case of Mr. Goncalves) or $10,000 (in the case of Messrs. C. Goncalves, Koci, Smith, Fedor, and Harapiak).
•The NEO will be provided perquisites of financial planning for a period of 36 months (in the case of Messrs. Goncalves and Harapiak) or 24 months (in the case of Messrs. C. Goncalves, Koci, Smith, and Fedor), comparable to the perquisites he was receiving before the termination of his employment or the change in control, whichever is greater.
Similar benefits are paid if the NEO voluntarily terminates his employment during the two years following a change in control if any of the following events occurs, provided that the NEO provides notice within 90 days of the occurrence of such event and the Company fails to cure such event within 30 days following receipt of such notice:
•a material diminution in the NEO’s base pay;
•a material diminution in the NEO’s authority, duties or responsibilities;
•a material change (generally considered to be in excess of 50 miles) in the geographic location at which the NEO must perform services;
•a material reduction in the NEO’s incentive pay opportunity; or
•breach of employment agreement, if any, under which the NEO provides services.
For purposes of the change in control severance agreements, “cause” generally means termination of an NEO's employment for the following acts: (1) conviction of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with Cliffs or any subsidiary of Cliffs; (2) intentional wrongful damage to property of Cliffs or any subsidiary of Cliffs; (3) intentional wrongful disclosure of secret processes or confidential information of Cliffs or any subsidiary of Cliffs; or (4) intentional wrongful engagement in any competitive activity.
In order to receive benefits under the change in control severance agreements, the NEOs must agree to certain covenants not to disclose any of our confidential and proprietary information, as well as covenants not to compete and not to solicit any of our employees. In addition,

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EXECUTIVE COMPENSATION
each NEO must sign a release of claims.
Additional Payments Upon Death or Disability
In the event of any NEO's death or disability, certain amounts will be paid and benefits will be provided under the A&R 2015 Equity Plan, in addition to the amounts payable to all terminated salaried employees. Those benefits include prorated vesting of the NEO’s performance cash and shares (based on actual performance) and restricted stock units.
Potential Payments Upon Termination or Change in Control Tables
The following tables show the benefits payable to the NEOs upon various types of terminations of employment and change in control assuming an effective date of December 31, 2021, the last trading day of the year.

LOURENCO GONCALVES

BENEFIT	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	VOLUNTARY TERMINATION ($)	INVOLUNTARY (WITHOUT CAUSE) TERMINATION ($)	CHANGE IN CONTROL WITHOUT TERMINATION ($)	TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)
Cash Severance	—	—	—	—	—	—	17,442,000
Non-Equity Incentive Plan Compensation	4,763,200	4,763,200	11,740,000	4,763,200	4,763,200	—	12,997,500
Equity	18,283,100	18,283,100	18,283,100	18,283,100	18,283,100	—	32,004,600
Retirement Benefits	3,586,700	3,586,700	—	3,701,700	3,701,700	—	5,286,000
Non-Qualified Deferred Compensation	143,000	143,000	143,000	143,000	143,000	143,000	143,000
Other (Health & Welfare, Outplacement, Perquisites)	—	—	—	—	—	—	474,800
TOTAL	26,776,000	26,776,000	30,166,100	26,891,000	26,891,000	143,000	68,347,900

CELSO L. GONCALVES JR.

BENEFIT	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	VOLUNTARY TERMINATION ($)	INVOLUNTARY (WITHOUT CAUSE) TERMINATION ($)	CHANGE IN CONTROL WITHOUT TERMINATION ($)	TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)
Cash Severance	—	—	—	—	—	—	2,090,000
Non-Equity Incentive Plan Compensation	305,700	305,700	—	—	305,700	—	1,080,500
Equity	1,173,100	1,173,100	—	—	1,173,100	—	2,053,800
Retirement Benefits	170,400	170,400	—	363,800	363,800	—	631,700
Non-Qualified Deferred Compensation	6,200	6,200	—	6,200	6,200	6,200	6,200
Other (Health & Welfare, Outplacement, Perquisites)	—	—	—	—	—	—	74,300
TOTAL	1,655,400	1,655,400	—	370,000	1,848,800	6,200	5,936,500

KEITH A. KOCI

BENEFIT	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	VOLUNTARY TERMINATION ($)	INVOLUNTARY (WITHOUT CAUSE) TERMINATION ($)	CHANGE IN CONTROL WITHOUT TERMINATION ($)	TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)
Cash Severance	—	—	—	—	—	—	2,600,000
Non-Equity Incentive Plan Compensation	644,100	644,100	—	—	644,100	—	1,902,200
Equity	2,445,800	2,445,800	—	—	2,445,800	—	4,331,600
Retirement Benefits	226,800	226,800	—	285,200	285,200	—	534,500
Non-Qualified Deferred Compensation	229,300	229,300	—	229,300	229,300	229,300	229,300
Other (Health & Welfare, Outplacement, Perquisites)	—	—	—	—	—	—	77,500
TOTAL	3,546,000	3,546,000	—	514,500	3,604,400	229,300	9,675,100

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EXECUTIVE COMPENSATION

CLIFFORD T. SMITH

BENEFIT	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	VOLUNTARY TERMINATION ($)	INVOLUNTARY (WITHOUT CAUSE) TERMINATION ($)	CHANGE IN CONTROL WITHOUT TERMINATION ($)	TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)
Cash Severance	—	—	—	—	—	—	3,366,000
Non-Equity Incentive Plan Compensation	1,175,100	1,175,100	2,827,500	1,175,100	1,175,100	—	3,168,400
Equity	4,510,600	4,510,600	4,510,600	4,510,600	4,510,600	—	7,895,800
Retirement Benefits	1,395,600	1,395,600	1,512,000	1,512,000	1,512,000	—	1,856,800
Non-Qualified Deferred Compensation	114,400	114,400	114,400	114,400	114,400	114,400	114,400
Other (Health & Welfare, Outplacement, Perquisites)	—	—	—	—	—	—	81,300
TOTAL	7,195,700	7,195,700	8,964,500	7,312,100	7,312,100	114,400	16,482,700

TERRY G. FEDOR

BENEFIT	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	VOLUNTARY TERMINATION ($)	INVOLUNTARY (WITHOUT CAUSE) TERMINATION ($)	CHANGE IN CONTROL WITHOUT TERMINATION ($)	TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)
Cash Severance	—	—	—	—	—	—	2,400,000
Non-Equity Incentive Plan Compensation	702,700	702,700	1,782,700	702,700	702,700	—	1,960,000
Equity	2,677,000	2,677,000	2,677,000	2,677,000	2,677,000	—	4,724,500
Retirement Benefits	853,600	853,600	—	1,075,600	1,075,600	—	1,330,700
Non-Qualified Deferred Compensation	77,900	77,900	77,900	77,900	77,900	77,900	77,900
Other (Health & Welfare, Outplacement, Perquisites)	—	—	—	—	—	—	75,900
TOTAL	4,311,200	4,311,200	4,537,600	4,533,200	4,533,200	77,900	10,569,000

MAURICE D. HARAPIAK

BENEFIT	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	VOLUNTARY TERMINATION ($)	INVOLUNTARY (WITHOUT CAUSE) TERMINATION ($)	CHANGE IN CONTROL WITHOUT TERMINATION ($)	TERMINATION WITHOUT CAUSE AFTER CHANGE IN CONTROL ($)
Cash Severance	—	—	—	—	—	—	3,366,000
Non-Equity Incentive Plan Compensation	689,400	689,400	1,699,200	689,400	689,400	—	1,881,200
Equity	2,646,300	2,646,300	2,646,300	2,646,300	2,646,300	—	4,632,300
Retirement Benefits	673,200	673,200	—	764,200	764,200	—	1,081,500
Non-Qualified Deferred Compensation	55,600	55,600	55,600	55,600	55,600	55,600	55,600
Other (Health & Welfare, Outplacement, Perquisites)	—	—	—	—	—	—	105,700
TOTAL	4,064,500	4,064,500	4,401,100	4,155,500	4,155,500	55,600	11,122,300

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EXECUTIVE COMPENSATION
CEO PAY RATIO
As required by the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of the individual identified as our median paid employee (the "Median Employee") and the annual total compensation of our CEO. For 2021, we estimate: (1) the annual total compensation of the individual identified as the median paid employee of the Company and its consolidated subsidiaries (except as described below), other than our CEO (the “Median Employee Annual Total Compensation”); (2) the annual total compensation of Mr. Goncalves, our CEO; and (3) the ratio of our CEO’s 2021 annual total compensation to the Median Employee Annual Total Compensation, as shown below:

CEO PAY RATIO
Median Employee Annual Total Compensation	$125,396
CEO Annual Total Compensation	$24,494,731
CEO to Median Employee Pay Ratio	195:1
Methodology
On December 9, 2020, Cliffs successfully completed the acquisition of AM USA, and we determined it would be appropriate to re-identify our Median Employee for 2021 due to the significant change in Cliffs' employee population. The acquisition of FPT closed after November 1, 2021, the date we determined our Median Employee. Therefore, as permitted by SEC rules, we excluded FPT employees who became employees of the Company at the close of the acquisition.
To identify the Median Employee, we used November 1, 2021 as our determination date (the “Determination Date”). We moved our Determination Date from December 1 to November 1 because of the FPT acquisition closing after November 1, 2021. As of the Determination Date, the employee population used for purposes of identifying the Median Employee consisted of 25,535 employees (excluding the CEO). Of that amount, 24,611 were U.S. employees, 869 were Canada employees, and 55 were Europe employees (approximately 0.2% of our employees). As permitted by the SEC rules, we excluded all 55 Europe employees located in 6 countries and comprising all of the employees in those countries as follows: The Netherlands (22); Germany (10); Italy (14); Spain (2); France (5); and the United Kingdom (2). The consistently applied compensation measure used to identify the Median Employee was the annualized pay rate for 2021 from January 1, 2021 and ending on December 31, 2021. In determining the Median Employee, we annualized certain compensation amounts but avoided creating full-time equivalencies in line with applicable rules and requirements, based on reasonable assumptions and estimates relating to our employee compensation programs.
The Median Employee’s annual total compensation for 2021 was determined in accordance with Item 402(c)(2)(x) of Regulation S-K. With respect to our CEO’s annual total compensation, we used the amount reported for 2021 in the Total column in the SCT.
We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the Median Employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2022 Proxy Statement	63

PROPOSAL 2	APPROVAL, ON AN ADVISORY BASIS, OF OUR NAMED EXECUTIVE OFFICERS' COMPENSATION

In accordance with Section 14A(a)(1) of the Exchange Act, we are providing you with an opportunity at the 2022 Annual Meeting to vote, on an advisory, or non-binding, basis, to approve the compensation of our NEOs, which is commonly known as “Say-on-Pay.” Say-on-Pay gives you an opportunity to vote, on a non-binding basis, to approve the compensation of our NEOs as disclosed in this proxy statement pursuant to SEC rules. Cliffs conducts annual Say-on-Pay votes, and the next Say-on-Pay vote will occur at the 2023 Annual Meeting.
As described in detail in the CD&A, we seek to align short-term and long-term incentives for our NEOs with results delivered to you, our shareholders. We are asking you to indicate your support for the compensation of our NEOs as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the executive compensation program and practices described in this proxy statement. In deciding how to vote on this proposal, we encourage you to read the CD&A and “Executive Compensation Tables” and related narrative disclosure for a more detailed explanation of our executive compensation program and practices. Your Board believes that our compensation philosophy is in the best interests of shareholders. Accordingly, we are asking our shareholders to vote “FOR” the following resolution:
“RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.”
As an advisory vote, this proposal is not binding on Cliffs. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program and practices, expects to review and consider the outcome of the vote in one or more of its meetings.
The affirmative vote of a majority of the voting power of the common shares present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote on our NEOs' compensation is required to approve, on an advisory basis, our NEOs' compensation.

☑	THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2 TO APPROVE, ON AN ADVISORY BASIS, OUR NEOS' COMPENSATION.

2022 Proxy Statement	64

AUDIT COMMITTEE REPORT

The Audit Committee is composed of four independent directors and operates under a written charter adopted by the Board. The charter is reviewed and reassessed for adequacy annually by the Audit Committee and is reviewed by the Audit Committee with the Board. The Audit Committee reviewed the existing charter in October 2021 and recommended and approved changes on October 26, 2021. A copy of the charter is available at www.clevelandcliffs.com.
The members of the Audit Committee are John T. Baldwin (Chair), Robert P. Fisher, Jr., William K. Gerber and Arlene M. Yocum, all of whom are independent of the Company in accordance with the listing standards of the NYSE and have the financial literacy and accounting or financial management expertise necessary to effectively discharge their responsibilities. The Audit Committee retains the Company’s independent registered public accounting firm.
Management is responsible for the Company’s financial statements, systems of internal control and the financial reporting processes. Management also is responsible to attest, as of December 31, 2021, to the effectiveness of the Company’s system of internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act.
The independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the "PCAOB") and to issue a report thereon. The independent registered public accounting firm is also responsible for performing an audit of the Company’s system of internal control over financial reporting and to provide an independent attestation as of December 31, 2021.
The Audit Committee’s responsibility is to monitor and oversee these financial reporting processes on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2021 with management and the Company's independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements. The Audit Committee also reviewed management’s report on their review of the system of internal control over financial reporting, including Deloitte's report on the design and operating effectiveness of internal controls.
In this context, the Audit Committee met eight times in 2021 and held discussions with management and Deloitte. The Audit Committee also regularly met in separate executive sessions with Deloitte, the Company’s internal auditors and executive management, who oversees internal audit and risk management, and Audit Committee members only.
Management has represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2021 were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements, including the critical accounting policies and estimates, with management and Deloitte. The Audit Committee discussed with Deloitte matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission.
The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence from the Company, including consideration of the compatibility of non-audit services with the firm’s independence.
Based on the Audit Committee’s discussion with management and Deloitte and the Audit Committee’s review of the representation of management and the report of Deloitte to the Audit Committee, the Audit Committee recommended to the Board and the Board has approved the audited consolidated financial statements for inclusion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee:
J. T. Baldwin, Chair
R. P. Fisher, Jr.
W. K. Gerber
A. M. Yocum

2022 Proxy Statement	65

PROPOSAL 3	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

It is proposed that our shareholders ratify the appointment by the Audit Committee of Deloitte & Touche LLP ("Deloitte") as Cliffs’ independent registered public accounting firm for the year ending December 31, 2022. We expect representatives of Deloitte to be present at the 2022 Annual Meeting and available to respond to appropriate questions submitted by shareholders. Such representatives will also be afforded an opportunity at such time to make such statements as they may desire.
Approval by the shareholders of the appointment of our independent registered public accounting firm is not required by law, any applicable stock exchange regulation or by our organizational documents, but the Audit Committee is submitting this matter to shareholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent registered public accounting firm.
Independent Registered Public Accounting Firm Fees and Services
Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories (in thousands) are as follows:

	2021	2020
Audit Fees (1)	$7,800.0	$6,937.5
Audit-Related Fees (2)	680.0	956.0
Tax Fees (3)	774.1	1,256.0
All Other Fees	4.1	2.1
TOTAL	$9,258.2	$9,151.6

(1)Audit fees consist of fees billed, or to be billed, for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting as of and for the years ended December 31, 2021 and 2020; and reviews of our interim financial statements included in quarterly reports and services normally provided by our independent registered public accounting firm in connection with statutory filings.
(2)Audit-related fees consist of fees billed, or to be billed, related to agreed-upon procedures and services normally provided by our independent registered public accounting firm in connection with regulatory filings.
(3)Tax fees consist of fees billed, or to be billed, related to tax consulting services.

Auditor Fees Policy
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to the Audit Committee Chair, or any Audit Committee member in his absence, when services are required on an expedited basis, with such pre-approval disclosed to the full Audit Committee at its next scheduled meeting. None of the fees paid to the independent registered public accounting firm under the categories “Audit Fees” and “Audit-Related Fees” described above were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the SEC.
VOTE REQUIRED
The affirmative vote of the holders of a majority of the voting power of our common shares present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote on the ratification of our independent registered public accounting firm is required to ratify the appointment of Deloitte as our independent registered public accounting firm.

☑	THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 TO RATIFY THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

2022 Proxy Statement	66

INFORMATION ABOUT SHAREHOLDER PROPOSALS AND COMPANY DOCUMENTS

SHAREHOLDER PROPOSALS
To be included in the proxy statement and proxy card for our 2023 Annual Meeting of Shareholders (the "2023 Annual Meeting"), a shareholder proposal must be received by us on or before November 14, 2022 (or, if the date of the 2023 Annual Meeting is more than 30 days before or after the date of the 2022 Annual Meeting, a reasonable time before we begin to print and send our proxy materials), and must comply with Rule 14a-8 under the Exchange Act.
In accordance with Rule 14a-4 under the Exchange Act, if notice of a proposal by a shareholder intended to be presented at the 2023 Annual Meeting is received by us after January 28, 2023 (or, if the date of the 2023 Annual Meeting is more than 30 days before or after the date of the 2022 Annual Meeting, such notice is not received a reasonable time before we begin to print and send our proxy materials), the persons authorized under our management proxies may exercise discretionary authority to vote or act on such proposal if the proposal is raised at our 2023 Annual Meeting.
In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees for election at the 2023 Annual Meeting other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary of the 2022 Annual Meeting, which date is February 27, 2023. If the date of the 2023 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2022 Annual Meeting, then any such notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2023 Annual Meeting is first made.
Proposals and other items of business should be directed to the Secretary by fax to (216) 694-6509 or by mail to Secretary, Cleveland-Cliffs Inc., 200 Public Square, Suite 3300, Cleveland, Ohio 44114.
COMPANY DOCUMENTS
Cliffs' 2021 Annual Report to Shareholders, including financial statements, is being made available to all shareholders of record as of the Record Date together with this proxy statement in satisfaction of SEC requirements. Additional copies of our proxy materials, including our 2021 Annual Report, are available upon request free of charge. To obtain copies of the proxy materials or Annual Report, please contact our Investor Relations Department to submit your request at (800) 214-0739, by email at ir@clevelandcliffs.com or visit our website at www.clevelandcliffs.com under the "Investors" section.
Pursuant to SEC regulations, the material appearing under the captions "Audit Committee Report" and "Compensation Committee Report" are not deemed to be soliciting material or filed with the SEC or subject to Regulation 14A (other than provided therein) promulgated by the SEC or Section 18 of the Exchange Act except to the extent that we specifically incorporate this information by reference into any filing under the Securities Act or the Exchange Act.

OTHER INFORMATION

Management does not know of any other items, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, that may properly come before the 2022 Annual Meeting or other matters incident to the conduct of the meeting. However, if any such other items shall properly come before the 2022 Annual Meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

2022 Proxy Statement	67

ANNEX A	USE OF NON-GAAP FINANCIAL MEASURES

The proxy statement contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Cliffs has presented Adjusted EBITDA, which is a non-GAAP financial measure that management uses in evaluating operating performance. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization excluding certain items such as EBITDA from noncontrolling interests, extinguishment/restructuring of debt, severance and contractor termination costs, acquisition-related costs, acquisition-related loss on equity method investment, amortization of inventory step-up, impacts of discontinued operations, foreign exchange remeasurement, supplies inventory adjustment and impairment of other long-lived assets. Cliffs believes the presentation of Adjusted EBITDA allows management and investors to focus on our ability to service our debt, as well as illustrate how the business and each operating segment is performing and assists management and investors in their analysis and forecasting as these measures approximate the cash flows associated with operational earnings. The presentation of this measure is not intended to be considered in isolation from, as a substitute for, or as superior to, the financial information prepared and presented in accordance with GAAP. The presentation of this measure may be different from non-GAAP financial measures used by other companies. We provide a reconciliation of this measure to the most directly comparable GAAP measure in the table below.

	(In Millions)
	Year Ended December 31,
	2021	2020	2019	2018	2017	2016	2015
Net income (loss)	$3,033	$(81)	$293	$1,128	$363	$199	$(748)
Less:
Interest expense, net	(337)	(238)	(101)	(121)	(132)	(201)	(231)
Income tax benefit (expense)	(773)	111	(18)	460	252	12	(163)
Depreciation, depletion and amortization	(897)	(308)	(85)	(89)	(87)	(115)	(134)
Total EBITDA	$5,040	$354	$497	$878	$330	$503	$(220)

Less:
EBITDA from noncontrolling interests	$75	$56	$—	$—	$—	$—	$—
Gain (loss) on extinguishment/restructuring of debt	(88)	130	(18)	(7)	(166)	166	393
Severance and contractor termination costs	(15)	(38)	(2)	—	—	—	(11)
Acquisition-related costs excluding severance costs	(5)	(52)	(7)	—	—	—	—
Acquisition-related loss on equity method investment	(31)	—	—	—	—	—	—
Amortization of inventory step-up	(161)	(96)	—	—	—	—	—
Impact of discontinued operations	3	1	(1)	121	22	(20)	(892)
Foreign exchange remeasurement	—	—	—	(1)	14	(17)	16
Supplies inventory adjustment	—	—	—	—	—	—	(16)
Impairment of other long-lived assets	—	—	—	(1)	—	—	(3)
Total Adjusted EBITDA	$5,262	$353	$525	$766	$460	$374	$293

2022 Proxy Statement	A-1

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

CLIFFS

CLEVELAND-CLIFFS INC.

CLEVELAND-CLIFFS INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CLF2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 26, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D73570-P66077-Z81765

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEVELAND-CLIFFS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) L. Goncalves
02) D.C. Taylor
03) J.T. Baldwin
04) R.P. Fisher, Jr.
05) W.K. Gerber
06) S.M. Green
07) R.S. Michael, III
08) J.L. Miller
09) G. Stoliar
10) A.M. Yocum

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approval, on an advisory basis, of Cleveland-Cliffs Inc.'s named executive officers' compensation.	☐	☐	☐
3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Cleveland-Cliffs Inc. to serve for the 2022 fiscal year.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CLIFFS

CLEVELAND-CLIFFS INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D73571-P66077-Z81765

PROXY - CLEVELAND-CLIFFS INC.
NOTICE OF THE 2022 ANNUAL MEETING OF SHAREHOLDERS
PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING
www.virtualshareholdermeeting.com/CLF2022

Lourenco Goncalves, Celso Goncalves and James D. Graham, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Cleveland-Cliffs Inc. to be held on April 27, 2022 or at any postponement or adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFIC INSTRUCTIONS AS INDICATED ON THE REVERSE SIDE OF THIS PROXY. IF YOU SIGN AND RETURN YOUR PROXY BUT DO NOT CHECK THE APPROPRIATE BOX FOR A PARTICULAR ITEM, THE PROXIES WILL VOTE THE SHARES FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side